File No. 811-2552
                                                                File No. 2-21867

                       SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C.   20549

                                   Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     X

                        Pre-Effective Amendment No. ____
                        Post-Effective Amendment No. 121

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
OF 1940                                                     X

                                Amendment No. 28

UNITED FUNDS, INC.
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                      (Exact Name as Specified in Charter)

6300 Lamar Avenue, Shawnee Mission, Kansas             66202-4200
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            (Address of Principal Executive Office)       (Zip Code)

Registrant's Telephone Number, including Area Code  (913) 236-2000
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Sharon K. Pappas, P. O. Box 29217, Shawnee Mission, Kansas  66201-9217
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                    (Name and Address of Agent for Service)

It is proposed that this filing will become effective

          _____  immediately upon filing pursuant to paragraph (b)
          __X__  on March 31, 1998 pursuant to paragraph (b)
          _____  60 days after filing pursuant to paragraph (a)(1)
          _____  on (date) pursuant to paragraph (a)(1)
          _____  75 days after filing pursuant to paragraph (a)(2)
          _____  on (date) pursuant to paragraph (a)(2) of Rule 485
          _____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

       ==================================================================
                   DECLARATION REQUIRED BY RULE 24f-2 (a) (1)

     The issuer has registered an indefinite amount of its securities under the Securities Act of 1933 pursuant to Rule 24f-2(a)(1). Notice for the Registrant's fiscal year ended December 31, 1997 was filed on or about March 27, 1998.

                               UNITED FUNDS, INC.
                               ==================

                             Cross Reference Sheet
                             =====================

Part A of
Form N-1A
Item No.                      Prospectus Caption
---------                     ------------------

 1 ........................   Cover Page
 2(a) .....................   Expenses
  (b) .....................   An Overview of the Funds
  (c) .....................   An Overview of the Funds
 3(a) .....................   Financial Highlights
  (b) .....................   *
  (c) .....................   Performance
  (d)......................   Performance; About Your Account
 4(a) .....................   About the Investment Principles of the Funds;
                              About the Management and Expenses of the Funds
  (b) .....................   About the Investment Principles of the Funds
  (c) .....................   An Overview of the Funds; About the Investment
                              Principles of the Funds
 5(a) .....................   About the Management and Expenses of the Funds
  (b)......................   Inside Back Cover; About the Management and
                              Expenses of the Funds
  (c) .....................   About the Management and Expenses of the Funds
  (d) .....................   Inside Back Cover; About the Management and
                              Expenses of the Funds
  (e) .....................   Inside Back Cover; About the Management and
                              Expenses of the Funds
  (f) .....................   About the Management and Expenses of the Funds
  (g)(i)...................   *
  (g)(ii)..................   About the Management and Expenses of the Funds
 5A........................   **
 6(a) .....................   About the Management and Expenses of the Funds
  (b) .....................   *
  (c) .....................   *
  (d) .....................   About the Management and Expenses of the Fund
  (e) .....................   About Your Account
  (f)......................   About Your Account
  (g) .....................   About Your Account
  (h) .....................   About the Management and Expenses of the Funds
 7(a) .....................   Inside Back Cover; About Your Account
  (b) .....................   About Your Account
  (c) .....................   About Your Account
  (d) .....................   About Your Account
  (e) .....................   *
  (f) .....................   About the Management and Expenses of the Funds
 8(a) .....................   About Your Account
  (b) .....................   *
  (c) .....................   About Your Account
  (d) .....................   About Your Account
 9 ........................   *

Part B of
Form N-1A
Item No.                      SAI Caption
---------                     -----------

10(a) .....................   Cover Page
  (b) .....................   *
11 ........................   Cover Page
12 ........................   *
13(a) .....................   Goals and Investment Policies
  (b) .....................   Goals and Investment Policies
  (c) .....................   Goals and Investment Policies
  (d) .....................   Goals and Investment Policies
14(a) .....................   Directors and Officers
  (b) .....................   Directors and Officers
  (c) .....................   Directors and Officers
15(a) .....................   *
  (b) .....................   *
  (c) .....................   Directors and Officers
16(a)(i) ..................   Investment Management and Other Services
  (a)(ii) .................   Investment Management and Other Services
  (a)(iii) ................   Investment Management and Other Services
  (b) .....................   Investment Management and Other Services
  (c) .....................   *
  (d) .....................   Investment Management and Other Services
  (e) .....................   *
  (f) .....................   Investment Management and Other Services
  (g) .....................   *
  (h) .....................   Investment Management and Other Services
  (i) .....................   *
17(a) .....................   Portfolio Transactions and Brokerage
  (b) .....................   *
  (c) .....................   Portfolio Transactions and Brokerage
  (d) .....................   *
  (e) .....................   Portfolio Transactions and Brokerage
18(a) .....................   Other Information
  (b) .....................   *
19(a) .....................   Purchase, Redemption and Pricing of Shares
  (b) .....................   Purchase, Redemption and Pricing of Shares
  (c) .....................   Purchase, Redemption and Pricing of Shares
20 ........................   Taxes
21(a) .....................   Investment Management and Other Services
  (b) .....................   Investment Management and Other Services
  (c) .....................   *
22(a) .....................   *
  (b)(i) ..................   Performance Information
  (b)(ii) .................   Performance Information
  (b)(iii) ................   *
  (b)(iv) .................   Performance Information
23 ........................   Financial Statements

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 *Not Applicable or Negative Answer
**Contained in the Annual Report to Shareholders

Please read this Prospectus before investing, and keep it on file for future reference. It sets forth concisely the information about the Funds that you ought to know before investing.

Additional information has been filed with the Securities and Exchange Commission and is contained in a Statement of Additional Information ("SAI") dated March 31, 1998. The SAI is available free upon request to the Funds or Waddell & Reed, Inc., the Funds' underwriter, at the address or telephone number below. The SAI is incorporated by reference into this Prospectus, and you will not be aware of all facts unless you read both this Prospectus and the SAI.

United Funds, Inc.
Class A Shares

United Funds, Inc. (the "Corporation") is a management investment company that has four separate funds (the "Funds"), each of which is designed for investors with different goals.

United Bond Fund seeks a reasonable return with more emphasis on preservation of capital.

United Income Fund seeks, as a primary goal, the maintenance of current income subject to market conditions. As a secondary goal, the Fund seeks capital growth.

United Accumulative Fund seeks capital growth of your investment with current income a secondary goal.

United Science and Technology Fund seeks long-term capital growth through investment in a portfolio emphasizing science and technology securities.

This Prospectus describes one class of shares of each of the Funds -- Class A shares.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus
   March 31, 1998


UNITED FUNDS, INC.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913-236-2000
800-366-5465

Table of Contents

AN OVERVIEW OF THE FUNDS........................................3

EXPENSES........................................................5

FINANCIAL HIGHLIGHTS............................................6

PERFORMANCE....................................................15
 Explanation of Terms .........................................15

ABOUT WADDELL & REED...........................................15

ABOUT THE INVESTMENT PRINCIPLES OF THE FUNDS...................16
 Investment Goals and Principles ..............................16
   Risk Considerations ........................................17
 Securities and Investment Practices ..........................19

ABOUT YOUR ACCOUNT.............................................34
 Ways to Set Up Your Account ..................................34
 Buying Shares ................................................35
 Minimum Investments ..........................................38
 Adding to Your Account .......................................38
 Selling Shares ...............................................38
 Shareholder Services .........................................41
   Personal Service ...........................................41
   Reports ....................................................41
   Exchanges ..................................................41
   Automatic Transactions .....................................41
 Distributions and Taxes ......................................42
   Distributions ..............................................42
   Taxes ......................................................43

ABOUT THE MANAGEMENT AND EXPENSES OF THE FUNDS.................46
 WRIMCO and Its Affiliates ....................................47
 Breakdown of Expenses ........................................49
   Management Fee .............................................49
   Other Expenses .............................................50

APPENDIX A.....................................................52
 DESCRIPTION OF BOND RATINGS ..................................52
 DESCRIPTION OF PREFERRED STOCK RATINGS .......................55

An Overview of the Funds

The Funds: This Prospectus describes the Class A shares of four separate series (each a "Fund" and, collectively, the "Funds") of an open-end, management investment company. Each Fund has different goals and policies. Each of the Funds is a diversified Fund.

Goals and Strategies:

United Bond Fund seeks a reasonable return with more emphasis on preservation of capital. This Fund invests primarily in debt securities, including convertible securities and debt securities with warrants attached.

United Income Fund seeks, as a primary goal, to maintain current income, subject to market conditions. As a secondary goal, this Fund seeks capital growth.
This Fund invests primarily in common stocks, or securities convertible into common stocks, of companies that have a record of paying regular dividends on common stock or have the potential for capital appreciation or that may be expected to resist market decline.

United Accumulative Fund seeks capital growth, with current income a secondary goal. This Fund invests primarily in common stocks or securities convertible into common stocks.

United Science and Technology Fund seeks long-term capital growth. This Fund invests primarily in science and technology securities.

See "About the Investment Principles of the Funds" for further information.

Management: Waddell & Reed Investment Management Company ("WRIMCO") provides investment advice to each of the Funds and manages each Fund's investments. WRIMCO is a wholly owned subsidiary of Waddell & Reed, Inc. WRIMCO, Waddell & Reed, Inc. and its predecessors have provided investment management services to registered investment companies since 1940. See "About the Management and Expenses of the Funds" for further information about management fees.

Distributor: Waddell & Reed, Inc. acts as principal underwriter and distributor of the shares of the Funds.

Purchases: You may buy Class A shares of the Funds through Waddell & Reed, Inc. and its account representatives. The price to buy a Class A share of a Fund is the net asset value of a Class A share plus a sales charge. See "About Your Account" for information on how to purchase Class A shares.

Redemptions: You may redeem your shares at net asset value. When you sell your shares, they may be worth more or less than what you paid for them. See "About Your Account" for a description of redemption and reinvestment procedures.

Who May Want to Invest: The Funds offer a variety of investment goals that are compatible with different investment decisions. You should consider whether a Fund, or group of Funds, fits with your particular investment objectives.

Risk Considerations: Because the Funds own different types of investments, their performance will be affected by a variety of factors. The value of each Fund's investments and the income generated will vary from day to day, generally reflecting changes in interest rates, market conditions and other company and economic news. Performance will also depend on WRIMCO's skill in selecting investments. See "Securities and Investment Practices" for information about the risks associated with the Funds' respective investments.

Expenses

                                                         United
                           United    United    United Science and
                            Bond     Income AccumulativeTechnology
                            Fund      Fund      Fund      Fund
                            ----      ----      ----      ----

Shareholder Transaction Expenses
are charges you pay when you buy or sell shares of a fund.

 Maximum sales
  load on purchases
  (as a percentage
  of offering price)         5.75%     5.75%     5.75%     5.75%

 Maximum sales load
  on reinvested
  dividends                 None      None      None      None

 Deferred sales load        None      None      None      None

 Redemption fees            None      None      None      None

 Exchange fee               None      None      None      None

Annual Fund Operating Expenses
(as a percentage of average net assets).

 Management fees             0.43%     0.55%     0.55%     0.60%
 12b-1 fees1                 0.14%     0.15%     0.14%     0.16%
 Other expenses              0.20%     0.14%     0.13%     0.26%
 Total Fund
  operating
  expenses                   0.77%     0.84%     0.82%     1.02%

Example:  You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return2 and (2) redemption at the end of each time period:

1 Year                    $ 65      $ 66      $ 65      $ 67
3 Years                   $ 81      $ 83      $ 82      $ 88
5 Years                   $ 98      $101      $100      $111
10 Years                  $147      $155      $153      $175

The purpose of this table is to assist you in understanding the various costs and expenses that a shareholder of the Class A shares of each Fund will bear directly or indirectly. The example should not be considered a representation of past or future expenses; actual expenses may be greater or lesser than those shown. For a more complete discussion of certain expenses and fees, see "Breakdown of Expenses."


1It is possible that long-term shareholders of the Fund may bear 12b-1 distribution fees which are more than the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc. See "Breakdown of Expenses."

2Use of an assumed annual return of 5% is for illustration purposes only and not a representation of a Fund's future performance, which may be greater or lesser.

Financial Highlights

United Bond Fund

     The following information has been audited in conjunction with the annual audits of the Financial Statements of the Fund. Financial Statements for the fiscal year ended December 31, 1997, and the independent auditors' report of Deloitte & Touche LLP thereon, are included in the SAI and should be read in conjunction with the Financial Highlights.

     For a Class A share outstanding throughout each period.*

                                                            For the fiscal year ended December 31,
                         -----------------------------------------------------------------------------------------------
                          1997      1996      1995      1994      1993      1992      1991      1990      1989      1988
                          ----      ----      ----      ----      ----      ----      ----      ----      ----      ----
Net asset value,
  beginning of
  period ...........     $6.14     $6.34     $5.62     $6.39     $6.31     $6.32     $5.80     $6.07     $6.03     $6.11
                         -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
Income from investment operations:
  Net investment
    income .........      0.39      0.39      0.40      0.39      0.41      0.45      0.47      0.50      0.55      0.54
  Net realized and
    unrealized gain
    (loss) on
    investments ....      0.19     (0.20)     0.72     (0.75)     0.41      0.00      0.56     (0.26)     0.07     (0.02)
                         -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
Total from investment
  operations .......      0.58      0.19      1.12     (0.36)     0.82      0.45      1.03      0.24      0.62      0.52
                         -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
Less distributions:
  From net investment
    income .........     (0.40)    (0.39)    (0.40)    (0.39)    (0.41)    (0.46)    (0.47)    (0.50)    (0.56)    (0.54)
  From capital gains     (0.00)    (0.00)    (0.00)    (0.02)    (0.33)    (0.00)    (0.04)    (0.01)    (0.02)    (0.06)
                         -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
Total distributions      (0.40)    (0.39)    (0.40)    (0.41)    (0.74)    (0.46)    (0.51)    (0.51)    (0.58)    (0.60)
                         -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
Net asset value,
  end of period ....     $6.32     $6.14     $6.34     $5.62     $6.39     $6.31     $6.32     $5.80     $6.07     $6.03
                         =====     =====     =====     =====     =====     =====     =====     =====     =====     =====
Total return** .....      9.77%     3.20%    20.50%    -5.76%    13.19%     7.50%    18.78%     4.24%    10.61%     8.99%
Net assets, end of
  period (000
  omitted) .........  $523,574  $518,873  $563,445  $517,836  $641,668  $589,946  $524,404  $439,487  $403,010  $335,337
Ratio of expenses to
  average net assets      0.77%     0.77%     0.74%     0.72%     0.65%      0.64%    0.65%     0.67%     0.64%     0.65%
Ratio of net investment
  income to average
  net assets .......      6.34%     6.34%     6.54%     6.60%     6.14%      7.29%    7.96%     8.54%     8.97%     9.00%
Portfolio turnover
  rate .............     35.08%    55.74%    66.38%   127.11%   175.39%    115.17%  318.76%   294.66%   353.57%   179.07%

 *On June 17, 1995, Fund shares outstanding were designated Class A shares.
**Total return calculated without taking into account the sales load deducted on an initial purchase.

United Income Fund

     The following information has been audited in conjunction with the annual audits of the Financial Statements of the Fund. Financial Statements for the fiscal year ended December 31, 1997, and the independent auditors' report of Deloitte & Touche LLP thereon, are included in the SAI and should be read in conjunction with the Financial Highlights.

     For a Class A share outstanding throughout each period.*

                                                  For the fiscal year ended December 31,
                       -------------------------------------------------------------------------------------------------
                          1997      1996      1995      1994      1993      1992      1991      1990      1989      1988
                          ----      ----      ----      ----      ----      ----      ----      ----      ----      ----
Net asset value,
  beginning of
  period ...........    $32.91    $28.96    $23.34    $24.77    $22.05    $20.44    $16.46    $18.69    $16.76    $15.08
                        ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Income from investment operations:
  Net investment income   0.28      0.33      0.36      0.36      0.40      0.46      0.51      0.61      0.65      0.60
  Net realized and
    unrealized gain
    (loss) on
    investments ....      8.64      5.53      6.53     (0.80)     3.11      1.96      4.29     (1.61)     3.89      2.35
                        ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Total from investment
  operations .......      8.92      5.86      6.89     (0.44)     3.51      2.42      4.80     (1.00)     4.54      2.95
                        ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Less distributions:
  From net investment
    income .........     (0.29)    (0.32)    (0.35)    (0.36)    (0.40)    (0.46)    (0.53)    (0.63)    (0.65)    (0.67)
  From capital gains     (3.59)    (1.59)    (0.92)    (0.63)    (0.39)    (0.35)    (0.29)    (0.60)    (1.96)    (0.60)
                        ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Total distributions      (3.88)    (1.91)    (1.27)    (0.99)    (0.79)    (0.81)    (0.82)    (1.23)    (2.61)    (1.27)
                        ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Net asset value,
  end of period ....    $37.95    $32.91    $28.96    $23.34    $24.77    $22.05    $20.44    $16.46    $18.69    $16.76
                        ======    ======    ======    ======    ======    ======    ======    ======    ======    ======
Total return** .....     27.34%    20.36%    29.60%    -1.82%    16.05%    11.96%    29.64%    -5.45%    27.49%    19.83%
Net assets, end of
  period (000
  omitted) .........$6,195,522$4,850,419$3,975,717$3,144,904$3,060,073$2,537,161$2,150,986$1,578,543$1,550,387$1,149,934
Ratio of expenses to
  average net assets      0.84%     0.86%     0.83%     0.74%     0.66%     0.65%     0.66%     0.68%     0.64%     0.67%
Ratio of net investment
  income to average
  net assets .......      0.74%     1.03%     1.31%     1.45%     1.70%     2.19%     2.71%     3.44%     3.41%     3.65%
Portfolio turnover
  rate .............     33.59%    22.24%    17.59%    18.54%    21.70%    19.25%    24.68%    30.94%    60.77%    48.64%
Average commission
  rate paid ........     $0.0534   $0.0496

 *On June 17, 1995, Fund shares outstanding were designated Class A shares.
**Total return calculated without taking into account the sales load deducted on an initial purchase.

United Accumulative Fund

     The following information has been audited in conjunction with the annual audits of the Financial Statements of the Fund. Financial Statements for the fiscal year ended December 31, 1997, and the independent auditors' report of Deloitte & Touche LLP thereon, are included in the SAI and should be read in conjunction with the Financial Highlights.

For a Class A share outstanding throughout each period.*

                                                  For the fiscal year ended December 31,
                         -----------------------------------------------------------------------------------------------
                          1997      1996      1995      1994      1993      1992      1991      1990      1989      1988
                          ----      ----      ----      ----      ----      ----      ----      ----      ----      ----
Net asset value,
  beginning of
  period ...........     $7.75     $7.78     $6.58     $7.19     $7.50     $7.15     $6.03     $7.12     $6.43     $5.75
                         -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
Income from investment operations:
  Net investment income   0.10      0.11      0.11      0.13      0.11      0.16      0.19      0.28      0.31      0.26
  Net realized and
    unrealized gain
    (loss) on
    investments ....      2.14      0.82      2.12     (0.13)     0.55      0.85      1.22     (0.99)     1.43      0.71
                         -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
Total from investment
  operations .......      2.24      0.93      2.23      0.00      0.66      1.01      1.41     (0.71)     1.74      0.97
                         -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
Less distributions:
  From net investment
    income .........     (0.09)    (0.11)    (0.11)    (0.13)    (0.11)    (0.16)    (0.20)    (0.29)    (0.29)    (0.29)
  From capital gains     (2.13)    (0.85)    (0.92)    (0.48)    (0.84)    (0.50)    (0.09)    (0.09)    (0.76)    (0.00)
  In excess of capital
    gains ..........     (0.00)    (0.00)    (0.00)    (0.00)    (0.02)    (0.00)    (0.00)    (0.00)    (0.00)    (0.00)
                         -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
Total distributions      (2.22)    (0.96)    (1.03)    (0.61)    (0.97)    (0.66)    (0.29)    (0.38)    (1.05)    (0.29)
                         -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
Net asset value,
  end of period ....     $7.77     $7.75     $7.78     $6.58     $7.19     $7.50     $7.15     $6.03     $7.12     $6.43
                         =====     =====     =====     =====     =====     =====     =====     =====     =====     =====
Total return** .....     29.58%    12.18%    34.21%     0.04%     9.06%    14.20%    23.68%   -10.17%    27.56%    17.05%
Net assets, end of
  period (000
  omitted) .........$1,595,457$1,285,227$1,206,128  $967,020$1,033,774  $992,924  $904,635  $767,218  $877,109  $737,231
Ratio of expenses to
  average net assets      0.82%     0.83%     0.80%     0.71%     0.65%     0.62%     0.63%     0.64%     0.60%    0.63%
Ratio of net investment
  income to average
  net assets .......      1.16%     1.34%     1.42%     1.76%     1.34%     2.13%     2.79%     4.12%     4.19%    4.09%
Portfolio turnover
  rate .............    313.99%   240.37%   229.03%   205.40%   230.29%   194.41%   241.11%   288.64%   338.24%  245.42%
Average commission
  rate paid ........     $0.0565   $0.0575

 *On June 17, 1995, Fund shares outstanding were designated Class A shares.
**Total return calculated without taking into account the sales load deducted on an initial purchase.

United Science and Technology Fund

     The following information has been audited in conjunction with the annual audits of the Financial Statements of the Fund. Financial Statements for the fiscal year ended December 31, 1997, and the independent auditors' report of Deloitte & Touche LLP thereon, are included in the SAI and should be read in conjunction with the Financial Highlights.

For a Class A share outstanding throughout each period.*

                                                      For the fiscal year ended December 31,
                         ------------------------------------------------------------------------------------------------
                           1997      1996      1995      1994      1993      1992      1991      1990      1989      1988
                           ----      ----      ----      ----      ----      ----      ----      ----      ----      ----
Net asset value,
  beginning of
  period ...........     $23.35    $22.89    $15.21    $14.83    $14.64    $15.42    $10.27    $11.72     $9.91     $9.28
                         ------    ------    ------    ------    ------    ------    ------    ------    ------     -----
Income from investment operations:
  Net investment
    income (loss) ..      (0.03)    (0.07)    (0.01)     0.00      0.01      0.03      0.10      0.24      0.20      0.20
  Net realized and
    unrealized gain
    (loss) on
    investments ....       1.39      2.00      8.40      1.40      1.21     (0.66)     5.90     (0.65)     2.50      0.64
                         ------    ------    ------    ------    ------    ------    ------    ------    ------     -----
Total from investment
  operations .......       1.36      1.93      8.39      1.40      1.22     (0.63)     6.00     (0.41)     2.70      0.84
                         ------    ------    ------    ------    ------    ------    ------    ------    ------     -----
Less distributions:
  From net investment
    income .........      (0.00)    (0.00)    (0.00)    (0.00)    (0.01)    (0.03)    (0.10)    (0.25)    (0.19)    (0.21)
  From capital gains      (4.58)    (1.47)    (0.71)    (1.02)    (0.95)    (0.12)    (0.75)    (0.79)    (0.70)    (0.00)
  In excess of capital
    gains ..........      (0.00)    (0.00)    (0.00)    (0.00)    (0.07)    (0.00)    (0.00)    (0.00)    (0.00)    (0.00)
                         ------    ------    ------    ------    ------    ------    ------    ------    ------     -----
Total distributions       (4.58)    (1.47)    (0.71)    (1.02)    (1.03)    (0.15)    (0.85)    (1.04)    (0.89)    (0.21)
                         ------    ------    ------    ------    ------    ------    ------    ------    ------     -----
Net asset value,
  end of period ....     $20.13    $23.35    $22.89    $15.21    $14.83    $14.64    $15.42    $10.27    $11.72     $9.91
                         ======    ======    ======    ======    ======    ======    ======    ======    ======     =====
Total return** .....       7.22%     8.35%    55.37%     9.78%     8.51%    -4.03%    59.25%    -3.51%    27.40%     9.05%
Net assets, end of
  period (000
  omitted) ......... $1,062,467  $980,547  $820,783  $496,503  $446,611  $428,806  $405,380  $239,077  $247,584  $214,693
Ratio of expenses to
  average net assets       1.02%     0.98%     0.93%     0.96%     0.91%     0.87%     0.85%     0.90%     0.84%     0.89%
Ratio of net investment
  income (loss) to average
  net assets .......      -0.18%    -0.33%    -0.07%     0.00%     0.06%     0.24%     0.75%     2.06%     1.73%     1.94%
Portfolio turnover
  rate .............      87.68%    33.90%    32.89%    64.39%    68.38%    45.79%    59.24%    63.86%    83.19%    60.67%
Average commission
  rate paid ........      $0.0586   $0.0538

 *On June 17, 1995, Fund shares outstanding were designated Class A shares.
**Total return calculated without taking into account the sales load deducted on an initial purchase.

Performance

     Mutual fund performance is commonly measured as total return. The Funds may also advertise their performance by showing yield and performance rankings. Performance information is calculated and presented separately for each class of Fund shares.

Explanation of Terms

     Total Return is the overall change in value of an investment in a Fund over a given period, assuming reinvestment of any dividends and other distributions. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results. Non-standardized total return may not reflect deduction of the applicable sales charge or may be for periods other than those required to be presented or may otherwise differ from standardized total return. Total return quotations that do not reflect the applicable sales charge will reflect a higher rate of return.

     Yield refers to the income generated by an investment in the Fund over a given period of time, expressed as an annual percentage rate. A Fund's yield is based on a 30-day period ending on a specific date and is computed by dividing the Fund's net investment income per share earned during the period by the Fund's maximum offering price per share on the last day of the period.

     Performance Rankings are comparisons of a Fund's performance to the performance of other selected mutual funds, selected recognized market indicators such as the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average, or non-market indices or averages of mutual fund industry groups. A Fund may quote its performance rankings and/or other information as published by recognized independent mutual fund statistical services or by publications of general interest. In connection with a ranking, the Fund may provide additional information, such as the particular category to which it relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.

     All performance information that each Fund advertises or includes in information provided to present or prospective shareholders is historical in nature and is not intended to represent or guarantee future results. The value of a Fund's shares when redeemed may be more or less than their original cost.

     Each Fund's recent performance and holdings will be detailed twice a year in the annual and semiannual reports, which are sent to all Fund shareholders.

About Waddell & Reed

     Since 1937, Waddell & Reed has been helping people make the most of their financial future by helping them take advantage of various financial services. Today, Waddell & Reed has over 2500 account representatives located throughout the United States. Your primary contact in your dealings with Waddell & Reed will be your local account representative. However, the Waddell & Reed shareholder services department, which is part of the Waddell & Reed headquarters operations in Overland Park, Kansas, is available to assist you and your Waddell & Reed account representative. You may speak with a Customer Service Representative by calling the telephone number listed on the inside back cover of this Prospectus.

About the Investment Principles of the Funds

Investment Goals and Principles

     The goals of each Fund are set forth below. There is no assurance that a Fund will achieve its goals; some risks are inherent in all securities to varying degrees.

     United Bond Fund. The goal of United Bond Fund is a reasonable return with more emphasis on preservation of capital. The Fund seeks to achieve this goal by investing in debt securities, which may include convertible securities and debt securities with warrants attached. In selecting debt securities for the portfolio of the Fund, WRIMCO considers yield and relative safety and, in the case of convertible securities, the possibility of capital growth.

     The Fund may purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities"). The Fund will invest in U.S. Government Securities that are not backed by the full faith and credit of the United States only when WRIMCO is satisfied that the credit risk is acceptable. Among the U.S. Government Securities that the Fund may purchase are mortgage-backed securities of the Government National Mortgage Association ("Ginnie Mae"). These mortgage-backed securities include pass-through securities, participation certificates and collateralized mortgage obligations ("CMOs").

     United Bond Fund may not purchase any securities other than debt securities if after such purchase more than 10% of its total assets would consist of other than debt securities. This 10% limit does not include premiums paid or received by the Fund in connection with options transactions, the value of options or futures contracts held by the Fund, margin deposits as to options and futures contracts, or non-debt securities held as a result of conversion or exercise of a warrant.

     United Income Fund. The primary goal of United Income Fund is the maintenance of current income, subject to market conditions. As a secondary goal, the Fund seeks capital growth. The Fund seeks to achieve these goals by investing in common stocks, or securities convertible into common stocks, of companies that have a record of paying regular dividends on common stock or have the potential for capital appreciation or that may be expected to resist market decline. At least 65% of United Income Fund's total assets will be invested during normal market conditions in income-producing securities. When investment conditions are such that stocks with high yields are less attractive than other common stocks, the Fund may hold lower-yielding common stocks because of their prospects for appreciation. When investment conditions are such that the return on debt securities and preferred stocks is more attractive than the return on common stocks, or when WRIMCO believes a temporary defensive position is desirable, the Fund may seek to achieve its goal by investing up to all of its assets in debt securities and preferred stocks.

     United Accumulative Fund. The goal of United Accumulative Fund is capital growth, with current income a secondary goal. The Fund seeks to achieve these goals by investing in common stocks or securities convertible into common stocks. As a temporary defensive measure at times when WRIMCO believes that such securities do not offer a good investment opportunity, the Fund may hold up to all of its assets in cash or fixed-income securities (i.e., debt securities or preferred stock) or in common stocks that WRIMCO chooses because they are less volatile rather than for their growth potential.

     United Science and Technology Fund. The goal of United Science and Technology Fund is long-term capital growth. The Fund seeks to achieve this goal by concentrating its investments in science and technology securities. Science and technology securities are securities of companies whose products, processes or services, in WRIMCO's opinion, are being or are expected to be significantly benefited by the utilization or commercial application of scientific or technological discoveries or developments in such areas as aerospace, communications and electronic equipment, computer systems, computer software and services, electronics, electronic media, business machines, office equipment and supplies, biotechnology, medical and hospital supplies and services, medical devices and drugs. Certain risks are associated with science and technology securities, including the impact of governmental regulation and rapid obsolescence of issuers' products or processes.

     Under normal economic and market conditions, United Science and Technology Fund will not invest in any securities other than science securities or technology securities if, after such investment, more than 20% of its total assets would be invested in such other securities. The Fund may own common stock, preferred stock, debt securities and convertible securities. At times, as a temporary defensive measure, the Fund may invest up to all of its assets in U.S. Government Securities or other debt securities.

Risk Considerations

     There are risks inherent in any investment. The Funds are subject to varying degrees of market risk, financial risk and, in some cases, prepayment risk. Market risk is the potential for fluctuations in the price of the security because of market factors. Because of market risks, you should anticipate that the share prices of the Funds will fluctuate. Financial risk is based on the financial situation of the issuer. The financial risk of a Fund depends on the credit quality of the underlying securities. Prepayment risk is the possibility that, during periods of falling interest rates, a debt security with a high stated interest rate will be prepaid prior to its expected maturity date.

     Certain types of instruments in which the Funds may invest, and certain strategies WRIMCO may employ in pursuit of a Fund's goal(s), involve special risks. United Bond Fund invests primarily in debt securities, including, among others, U.S. Government Securities and non-investment grade debt securities (commonly called "junk bonds"). The market risk to which the Fund is subject is the possibility that the price of its debt securities will fall because of changing interest rates. The financial risk to which the Fund is subject is the possibility that an issuer will fail to make timely payments of interest or principal to the Fund. The Fund is also subject to prepayment risk. Although investments in U.S. Government Securities provide substantial protection against financial risk, they do not protect investors against price changes due to market risk. Lower-quality debt securities involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than high-quality securities and may decline significantly in periods of general economic difficulty.

     United Income Fund and United Accumulative Fund invest primarily in equity securities. These Funds are subject to greater market risk than funds investing solely in debt securities. The market risk to which these Funds are subject is the possibility of a change in the price of securities caused by stock market price changes. The financial risk to which these Funds are subject is the possibility that the price of a security will fall because of poor earnings performance by the issuer.

     United Science and Technology Fund may invest in equity securities and debt securities. This Fund is subject to differing market risks, financial risks and prepayment risks depending on the types of securities in which it invests. For equity securities, market risk is the possibility of change in price caused by stock market price changes; for debt securities, market risk is the possibility that the price will fall because of changing interest rates. For equity securities, financial risk is the possibility that the price of the security will fall because of poor earnings performance by the issuer. For debt securities, financial risk is the possibility that a bond issuer will fail to make timely payments of interest or principal to the Fund. The Fund is also subject to prepayment risk.

     A Fund may also invest in certain derivative instruments, including options, futures contracts, options on futures contracts, forward contracts, swaps, caps, collars, floors, indexed securities, stripped securities and mortgage-backed and other asset-backed securities. The use of derivative instruments involves special risks. See "Risks of Derivative Instruments" for further information on the risks of investing in these instruments.

Securities and Investment Practices

     The following pages contain more detailed information about types of instruments in which the Funds may invest and strategies WRIMCO may employ in pursuit of the Funds' investment goal(s). A summary of risks associated with these instrument types and investment practices is included as well.

     WRIMCO might not buy all of these instruments or use all of these techniques to the full extent permitted by a Fund's investment policies and restrictions unless it believes that doing so will help a Fund achieve its goal(s).

     Certain of the investment policies and restrictions of each Fund are also stated below. A fundamental policy may not be changed without the approval of the shareholders of that Fund. Operating policies may be changed by the Board of Directors without the approval of the affected shareholders. The goal(s) of a Fund and the type of securities in which a Fund may invest are fundamental policies. Unless otherwise indicated, the types of other assets in which a Fund may invest and other policies are operating policies.

     Policies and limitations are typically considered at the time of purchase; the sale of instruments is usually not required in the event of a subsequent change in circumstances.

     Please see the SAI for further information concerning the following instruments and associated risks and the Funds' investment policies and restrictions.

     Equity Securities. Equity securities represent an ownership interest in an issuer. This ownership interest often gives an investor the right to vote on measures affecting the issuer's organization and operations. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies. The equity securities in which a Fund invests may include preferred stock that converts to common stock either automatically or after a specified period of time or at the option of the issuer.

     Debt Securities. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face value. The debt securities in which a Fund invests may include debt securities whose performance is linked to a specified equity security or securities index.

     Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of quality. As a general matter, however, when interest rates rise, the values of fixed-rate debt securities fall and, conversely, when interest rates fall, the values of fixed-rate debt securities rise. The values of floating and adjustable-rate debt securities are not as sensitive to changes in interest rates as the values of fixed-rate debt securities. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds.

     Lower-quality debt securities are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than high-quality securities and may decline significantly in periods of general economic difficulty. While the market for high-yield, high-risk corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the high-yield, high-risk bond market, especially during periods of economic recession. The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market.

     Valuation becomes more difficult and judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available. Since the risk of default is higher for lower-rated debt securities, WRIMCO's research and credit analysis are an especially important part of managing securities of this type held by a Fund. WRIMCO continuously monitors the issuers of lower-rated debt securities in a Fund's portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

     U.S. Government securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. Government ("U.S. Government Securities"). Not all U.S. Government Securities are backed by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. Government to purchase the agencies' obligations; while others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

     A Fund may invest in zero coupon securities that are "stripped" U.S. Treasury notes and bonds, zero coupon bonds of corporate issuers and other securities that are issued with original issue discount ("OID"). Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon securities do not pay current income, their prices can be very volatile when interest rates change and generally are subject to greater fluctuations in response to changing interest rates than the prices of debt obligations of comparable maturities that make current distributions of interest in cash.

     The Federal tax law requires that a holder of a security with OID accrue a ratable portion of the OID on the security as income each year, even though the holder may receive no interest payment on the security during the year. Accordingly, although a Fund will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have current income attributable to those securities. Nevertheless, for income and excise tax purposes each Fund annually must distribute to its shareholders substantially all of its net investment income, including OID. Accordingly, each Fund will be required to include in its dividends an amount equal to the income attributable to its zero coupon and other OID securities. See "Taxes" in the SAI. Those dividends will be paid from a Fund's cash assets or by liquidation of portfolio securities, if necessary, at a time when the Fund otherwise might not have done so.

     Subject to its investment restrictions, a Fund may invest in debt securities rated in any rating category of the established rating services, including securities rated in the lowest category (D by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), and C by Moody's Investors Service, Inc. ("MIS")). In addition, a Fund will treat unrated securities judged by WRIMCO to be of equivalent quality to a rated security to be equivalent to securities having that rating. The rating categories of S&P and MIS are described in Appendix A. While credit ratings are only one factor WRIMCO relies on in evaluating high-yield debt securities, certain risks are associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit ratings for individual securities may change from time to time, and a Fund may retain a portfolio security whose rating has been changed.

     Policies and Restrictions: At least 65% of the total assets of United Bond Fund will be invested during normal market conditions in bonds.

     United Income Fund, United Accumulative Fund and United Science and Technology Fund do not intend to invest in non-investment grade debt securities if, as a result of such investment, more than 5% of that Fund's assets would consist of such investments.

     United Bond Fund does not currently intend to invest more than 20% of its assets in non-investment grade debt securities.

     Debt Holdings, by Ratings. During the fiscal year ended December 31, 1997, the percentage of the assets of United Bond Fund invested in debt securities in each of the rating categories of S&P and the corporate debt securities not rated by an established rating service, determined on a dollar-weighted average, were as follows:

        Percentage of
Rated  Assets of United
by S&P    Bond Fund
------ ----------------
AAA          33.5%
AA           10.3
A            23.6
BBB          17.3
BB           12.6
B             0.6
CCC           0.0
CC            0.0
C             0.0
D             0.0
Unrated (Equivalent to)
-------
AAA           0.8%
AA            0.0
A             0.1
BBB           0.0
BB            0.1
B             0.0
CCC           0.0
CC            0.0
C             0.0
D             0.0

     The percentage of assets in each category was calculated on the basis of a monthly dollar-weighted average. The monthly dollar-weighted average was calculated using the market value of the securities in United Bond Fund's portfolio at the end of each month in the thirteen-month period ended with its last fiscal year, averaged over its last fiscal year. The rating used for each security is that security's rating as of the end of each month and, as ratings may change over time, does not necessarily indicate past or future ratings of any particular security or the ratings of securities in the Fund's portfolio in general. Asset composition of the Fund by rating categories at any particular time does not necessarily indicate future asset composition by rating categories.

     Preferred Stock is also rated by S&P and MIS, as described in Appendix A. The Funds may invest in preferred stock rated in any rating category by an established rating service and unrated preferred stock judged by WRIMCO to be of equivalent quality.

     Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities generally have higher yields than common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities, are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

     The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value.

     Policies and Restrictions: Each Fund may invest in convertible securities as long as WRIMCO determines that it is consistent with the Fund's goal(s) and investment policies.

     Foreign Securities and foreign currencies can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less governmental supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that WRIMCO will be able to anticipate these potential events or counter their effects.

     The considerations noted above generally are intensified for investments in developing countries. A developing country is a nation that, in WRIMCO's opinion, is likely to experience long-term gross domestic product growth above that expected to occur in the United States, the United Kingdom, France, Germany, Italy, Japan and Canada. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

     Certain foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

     Policies and Restrictions: As a fundamental policy, each Fund may purchase an unlimited amount of foreign securities; however, as an operating policy, a Fund may not invest more than 20% of its net assets in foreign securities. As a fundamental policy, less than 5% of the total assets of the Corporation may be invested in securities issued by foreign governments.

     Options, Futures and Other Strategies. A Fund may use certain options, futures contracts, forward currency contracts, swaps, caps, collars, floors, indexed securities, mortgage-backed and other asset-backed securities and certain other strategies described herein to attempt to enhance income or yield or to attempt to reduce the risk of its investments. The strategies described below may be used in an attempt to manage a Fund's foreign currency exposure as well as other risks of a Fund's investments that can affect fluctuation in its net asset value. A Fund may also use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values.

     A Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. A Fund might not use any of these strategies, and there can be no assurance that any strategy that is used will succeed. The risks associated with such strategies are described below. Also see the SAI for more information on these instruments and strategies and their risk considerations.

     Policies and Restrictions: Subject to the further limitations stated in the SAI, generally a Fund may purchase and sell any type of derivative instrument including, without limitation, futures contracts, options, forward contracts, swaps, caps, collars, floors and indexed securities. However, a Fund will only purchase or sell a particular derivative instrument if the Fund is authorized to invest in the type of asset by which the return on, or value of, the derivative instrument is primarily measured or, with respect to foreign currency derivatives, if the Fund is authorized to invest in foreign securities.

     Options. A Fund may engage in certain strategies involving options to attempt to enhance its income or yield or to attempt to reduce the overall risk of its investments. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon exercise price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon exercise price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

     Options offer large amounts of leverage, which will result in a Fund's net asset value being more sensitive to changes in the value of the related investment. There is no assurance that a liquid secondary market will exist for exchange-listed options. The market for options that are not listed on an exchange may be less active than the market for exchange-listed options. A Fund will be able to close a position in an option it has written only if there is a market for the offsetting put or call. If a Fund is not able to enter into an offsetting closing transaction on an option it has written, it will be required to maintain the securities, or cash in the case of an option on an index, subject to the call or the collateral underlying the put until a closing purchase transaction can be entered into or the option expires. Because index options are settled in cash, a Fund cannot provide in advance for its potential settlement obligations on a call it has written on an index by holding the underlying securities. The Fund bears the risk that the value of the securities it holds will vary from the value of the index.

     Futures Contracts and Options on Futures Contracts. When a Fund purchases a futures contract, it incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. When a Fund sells a futures contract, it incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed-upon price.

     When a Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If a Fund writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position. When the Fund purchases an option on a futures contract, it acquires the right, in return for the premium it pays, to assume a position in the futures contract (a long position if the option is a call and a short position if the option is a put).

     Forward Currency Contracts and Foreign Currencies. A Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions in order to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and a foreign currency. For example, when WRIMCO anticipates purchasing or selling a security denominated in a foreign currency, the Fund may enter into a forward currency contract in order to set the exchange rate at which the transaction will be made. A Fund also may enter into a forward currency contract to sell an amount of a foreign currency approximating the value of some or all of the Fund's securities positions denominated in such currency. A Fund may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if WRIMCO anticipates that there will be a correlation between the two currencies.

     A Fund may also use forward currency contracts to shift the Fund's exposure to foreign currency exchange rate changes from one foreign currency to another. For example, if the Fund owns securities denominated in a foreign currency and WRIMCO believes that currency will decline relative to another currency, it might enter into a forward currency contract to sell the appropriate amount of the first foreign currency with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies a Fund's exposure to foreign currency exchange rate fluctuations. A Fund may also purchase forward currency contracts to enhance income when WRIMCO anticipates that the foreign currency will appreciate in value, but securities denominated in that currency do not present attractive investment opportunities.

     Successful use of forward currency contracts depends on WRIMCO's skill in analyzing and predicting currency values. Forward currency contracts may substantially change a Fund's investment exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as WRIMCO anticipates. There is no assurance that WRIMCO's use of forward currency contracts will be advantageous to the Fund or that it will hedge at an appropriate time.

     A Fund may also purchase and sell foreign currency and invest in foreign currency deposits. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged.

     Indexed Securities. Each Fund may purchase indexed securities, which are securities the value of which varies in relation to the value of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators, subject to its operating policy regarding derivative instruments. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments.

     Swaps, Caps, Collars and Floors. Each Fund may enter into swaps, caps, collars and floors as described below. A Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to attempt to enhance income or yield.

     Swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling such floor. A collar combines elements of buying a cap and selling a floor.

     Depending on how they are used, the swap, cap, collar and floor agreements used by a Fund may also increase or decrease the overall volatility of its investments and its share price and yield. The most significant factor in the performance of these agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund.

     A Fund usually will enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If, however, an agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. The creditworthiness of firms with which a Fund enters into swaps, caps, collars or floors will be monitored by WRIMCO in accordance with procedures adopted by the Board of Directors. If a firm's creditworthiness declines, the value of an agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The Funds understand that the position of the staff of the Securities and Exchange Commission is that assets involved in such transactions are illiquid and are, therefore, subject to the limitations on investment in illiquid investments as described in the SAI.

     Mortgage-Backed and Other Asset-Backed Securities are bonds backed by specific types of assets. Mortgage-backed securities represent direct or indirect interests in pools of underlying mortgage loans that are secured by real property. U.S. Government mortgage-backed securities are issued or guaranteed as to principal and interest (but not as to market value) by Ginnie Mae, Fannie Mae (formerly, the Federal National Mortgage Association), the Federal Home Loan Mortgage Corporation or other government-sponsored enterprises. Other mortgage-backed securities are sponsored or issued by private entities, including investment banking firms and mortgage originators.

     Mortgage-backed securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations. Multiple-class mortgage-backed securities are referred to in this prospectus as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

     For example, interest-only ("IO") classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government guaranteed or considered to be of the highest quality. Conversely, principal-only ("PO") classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other CMOs involve special risks, and evaluating them requires special knowledge.

     When interest rates decline and homeowners refinance their mortgages, mortgage-backed bonds may be paid off more quickly than investors expect. When interest rates rise, mortgage-backed bonds may be paid off more slowly than originally expected. Changes in the rate or "speed" of these prepayments can cause the value of mortgage-backed securities to fluctuate rapidly.

     Other asset-backed securities are similar to mortgage-backed securities, except that the underlying assets securing the debt are different. These underlying assets may be nearly any type of financial asset or receivable, such as motor vehicle installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from credit cards.

     The yield characteristics of mortgage-backed and other asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage-backed and other asset-backed securities may also decrease in value as a result of increases in interest rates and, because of prepayments, may benefit less than other bonds from declining interest rates. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a Fund's yield. Actual prepayment experience may cause the yield of a mortgage-backed security to differ from what was assumed when the Fund purchased the security.

     The market for privately issued mortgage-backed and other asset-backed securities is smaller and less liquid than the market for U.S. Government mortgage-backed securities. CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

     Risks of Derivative Instruments. The use of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, collars and floors, and the investment in indexed securities, stripped securities and mortgage-backed and other asset-backed securities involve special risks, including (i) possible imperfect or no correlation between price movements of the portfolio investments (held or intended to be purchased) involved in the transaction and price movements of the instruments involved in the transaction,
(ii) possible lack of a liquid secondary market for any particular instrument at a particular time, (iii) the need for additional portfolio management skills and techniques, (iv) losses due to unanticipated market price movements, (v) the fact that, while such strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in investments involved in the transaction, (vi) incorrect forecasts by WRIMCO concerning interest or currency exchange rates or direction of price fluctuations of the investment involved in the transaction, which may result in the strategy being ineffective, (vii) loss of premiums paid by a Fund on options it purchases, and (viii) the possible inability of a Fund to purchase or sell a portfolio security at a time when it would otherwise be favorable for it to do so, or the possible need for a Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate assets in connection with such transactions and the possible inability of a Fund to close out or liquidate its position.

     For a hedging strategy to be completely effective, the price change of the hedging instrument must equal the price change of the investment being hedged. The risk of imperfect correlation of these price changes increases as the composition of a Fund's portfolio diverges from instruments underlying a hedging instrument. Such equal price changes are not always possible because the investment underlying the hedging instruments may not be the same investment that is being hedged. WRIMCO will attempt to create a closely correlated hedge but hedging activity may not be completely successful in eliminating market value fluctuation.

     WRIMCO may use derivative instruments for hedging purposes to adjust the risk characteristics of a Fund's portfolio of investments and may use these instruments to adjust the return characteristics of a Fund's portfolio of investments. The use of derivative techniques for speculative purposes can increase investment risk. If WRIMCO judges market conditions incorrectly or employs a strategy that does not correlate well with a Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised or if there is not a liquid secondary market to close out a position that a Fund has entered into.

     The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by WRIMCO may still not result in a successful transaction. WRIMCO may be incorrect in its expectations as to the extent of various interest or currency exchange rate or stock market movements or the time span within which the movements take place.

     Options and futures transactions may increase portfolio turnover rates, which results in correspondingly greater commission expenses and transactions costs and may result in certain tax consequences.

     New financial products and risk management techniques continue to be developed. Each Fund may use these instruments and techniques to the extent consistent with its goal(s), investment policies and regulatory requirements applicable to investment companies.

     When-Issued and Delayed-Delivery Transactions are trading practices in which payment and delivery for the securities take place at a future date. The market value of a security could change during this period, which could affect a Fund's yield.

     When purchasing securities on a delayed-delivery basis, a Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. When a Fund sells a security on a delayed-delivery basis, a Fund does not participate in further gains or losses with respect to the security.
If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a Fund could miss a favorable price or yield opportunity, or could suffer a loss.

     Policies and Restrictions: Each Fund may purchase securities in which it may invest on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis.

     Repurchase Agreements. In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.

     Policies and Restrictions: Each Fund may purchase securities subject to repurchase agreements if, as a result, no more than 10% of its net assets would consist of illiquid investments (which include repurchase agreements not terminable within seven days).

     Restricted Securities and Illiquid Investments. Restricted securities are securities that are subject to legal or contractual restrictions on resale. Restricted securities may be illiquid due to restrictions on their resale. Certain restricted securities may be determined to be liquid in accordance with guidelines adopted by the Corporation's Board of Directors.

     Illiquid investments may be difficult to sell promptly at an acceptable price. Difficulty in selling securities may result in a loss or may be costly to a Fund.

     Policies and Restrictions: A Fund may not purchase a security if as a result more than 10% of its net assets would consist of illiquid investments.

     Diversification. Diversifying a Fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry.

     Policies and Restrictions: As a fundamental policy, a Fund may not, with respect to 75% of its total assets, purchase securities of any one issuer (other than cash items and "Government securities" as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), if immediately after and as a result of such purchase, (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of such issuer.

     As a fundamental policy, no Fund other than United Science and Technology Fund may buy a security if, as a result, 25% or more of the Fund's total assets would then be invested in securities of companies in any one industry.

     Borrowing. As a fundamental policy, the Funds may not borrow money; however, this policy shall not prevent a Fund from pledging its assets in connection with its purchase and sale of futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments.

     Lending. Securities loans may be made on a short-term or long-term basis for the purpose of increasing a Fund's income. This practice could result in a loss or a delay in recovering a Fund's securities. Loans will be made only to parties deemed by WRIMCO to be creditworthy.

     Policies and Restrictions: As a fundamental policy, a Fund will not lend more than 10% of its assets at any one time, and such loans must be on a collateralized basis in accordance with applicable regulatory requirements.

     Other Instruments may include warrants, rights and securities of closed-end investment companies. As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees.

     Policies and Restrictions: As a fundamental policy, each Fund may purchase shares of other investment companies that do not redeem their shares, but not more than 10% of the total assets of the Corporation may be invested in such shares. Each Fund does not currently intend to invest more than 5% of its assets in the shares of other investment companies.

     Each Fund, other than United Science and Technology Fund, does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation. This restriction does not apply to any obligations issued or guaranteed by the U.S. government or a state or local government authority, or their respective agencies or instrumentalities, or to collateralized mortgage obligations, other mortgage-related securities, asset-backed securities, indexed securities or over-the-counter derivative financial instruments.

About Your Account

     The different ways to set up (register) your account are listed below.

                          Ways to Set Up Your Account

-------------------------------------------------

Individual or Joint Tenants
For your general investment needs

Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).

-------------------------------------------------

Business or Organization
For investment needs of corporations, associations, partnerships, institutions or other groups

-------------------------------------------------

Retirement
To shelter your retirement savings from taxes

Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts (other than Roth IRAs and Education IRAs) may be tax deductible.

_ Individual Retirement Accounts (IRAs) allow anyone of legal age and under 70
  1/2 with earned income to invest up to $2,000 per tax year. The maximum for an investor and his or her spouse is $4,000 ($2,000 for each spouse) or, if less, the couple's combined earned income for the taxable year.

_ Rollover IRAs retain special tax advantages for certain distributions from employer-sponsored retirement plans.

_ Roth IRAs enable an individual whose adjusted gross income (or combined adjusted gross income, if married) does not exceed certain levels to make non-deductible contributions up to $2,000 per year. Withdrawals of earnings from a Roth IRA generally are not taxable if the account has been held at least five years and the account holder has reached age 59 1/2 (or other conditions are met).

_ Education IRAs may be established for the benefit of a minor, and contributions up to $500 per child per year may be made by any person whose adjusted gross income does not exceed certain levels. Generally, withdrawals used to pay the qualified higher education expenses of the beneficiary (or a family member) are not taxable.

_ Simplified Employee Pension Plans (SEP - IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh Plan, but with fewer administrative requirements.

_ Savings Incentive Match Plans for Employees (SIMPLE Plans) can be established by small employers to contribute to their employees' retirement accounts and involve fewer administrative requirements than 401(k) or other qualified plans generally.

_ Keogh Plans allow self-employed individuals to make tax-deductible contributions for themselves up to 25% of their annual earned income, with a maximum of $30,000 per year.

_ 401(k) Programs allow employees of corporations and non-governmental tax-exempt organizations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the administrator or trustee of the plan.

_ 403(b) Custodial Accounts are available to employees of public school systems or certain types of charitable organizations.

_ 457 Accounts allow employees of state and local governments and certain charitable organizations to contribute a portion of their compensation on a tax-deferred basis.

-------------------------------------------------

Gifts or Transfers to a Minor
To invest for a child's education or other future needs


     These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying Federal transfer tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act ("UGMA") or the Uniform Transfers to Minors Act ("UTMA").

-------------------------------------------------

Trust
For money being invested by a trust

The trust must be established before an account can be opened, or you may use a trust form made available by Waddell & Reed. Contact your Waddell & Reed account representative for the form.

-------------------------------------------------

Buying Shares

     You may buy shares of the Funds through Waddell & Reed, Inc. and its account representatives. To open your account you must complete and sign an application. Your Waddell & Reed, Inc. account representative can help you with any questions you might have.

     The price to buy a share of each Fund, called the offering price, is calculated every business day.

     The offering price of a Class A share (price to buy one Class A share) is each Fund's Class A net asset value ("NAV") plus the sales charge shown in the table below.

                      Sales
            Sales     Charge
            Charge      as
              as     Approx.
           Percent   Percent
              of        of
Size of    Offering   Amount
Purchase    Price    Invested
--------   --------  -------
Under
  $100,000  5.75%     6.10%

$100,000
  to less
  than
  $200,000   4.75      4.99

$200,000
  to less
  than
  $300,000   3.50      3.63

$300,000
  to less
  than
  $500,000   2.50      2.56

$500,000
  to less
  than
  $1,000,000 1.50      1.52

$1,000,000
  to less
  than
  $2,000,000 1.00      1.01

$2,000,000
  and over   0.00      0.00

     A Fund's Class A NAV is the value of a single Class A share. The Class A NAV is computed by adding with respect to that class the value of a Fund's investments, cash and other assets, subtracting its liabilities, and then dividing the result by the number of Class A shares outstanding.

     The securities in each Fund's portfolio that are listed or traded on an exchange are valued primarily using market quotations or, if market quotations are not available, at their fair value in a manner determined in good faith by or at the direction of the Board of Directors. Bonds are generally valued according to prices quoted by a third-party pricing service. Short-term debt securities are valued at amortized cost, which approximates market value. Other assets are valued at their fair value by or at the direction of the Board of Directors.

     A Fund is open for business each day the New York Stock Exchange (the "NYSE") is open. The Funds normally calculate their NAVs as of the later of the close of business of the NYSE, normally 4 p.m. Eastern time, or the close of the regular session of any other securities or commodities exchange on which an option or futures contract held by a Fund is traded.

     When you place an order to buy shares, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:

 . Orders are accepted only at the home office of Waddell & Reed, Inc.
 . All of your purchases must be made in U.S. dollars.
 . If you buy shares by check, and then sell those shares by any method other than by exchange to another Fund in the United Group, the payment may be delayed for up to ten days to ensure that your previous investment has cleared.

     When you sign your account application, you will be asked to certify that your Social Security or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.

     Waddell & Reed, Inc. reserves the right to reject any purchase orders, including purchases by exchange, and it and the Funds reserve the right to discontinue offering Fund shares for purchase.

     Lower sales charges are available by combining additional purchases of Class A shares of any of the funds in the United Group, to the extent otherwise permitted, except United Municipal Bond Fund, Inc., United Cash Management, Inc., United Government Securities Fund, Inc. and United Municipal High Income Fund, Inc., with the NAV of Class A shares already held ("rights of accumulation") and by grouping all purchases of Class A shares made during a thirteen-month period ("Statement of Intention"). Class A shares of Income Fund, Accumulative Fund or Science and Technology Fund or of another fund purchased through a contractual plan may not be included unless the plan has been completed. Purchases by certain related persons may be grouped. Any person who was a holder of an uncompleted (i) United Income Investment Program,
(ii) United Periodic Investment Plan to Acquire United Accumulative Fund Shares of United Funds, Inc., or (iii) United Periodic Investment Plan to Acquire United Science Fund Shares of United Funds, Inc. (each a "Plan") on May 30, 1996, with a face amount of less than $12,000, may purchase Class A shares of the Fund corresponding to such Plan (i.e., United Income Fund, United Accumulative Fund or United Science and Technology Fund, respectively) at net asset value ("NAV") plus a maximum sales charge of 2%, up to the amount representing the unpaid balance of such Plan, if the purchase order is so designated. Additional information and applicable forms are available from Waddell & Reed account representatives.

     Fund Class A shares may be purchased at NAV by the Directors and officers of the Corporation, employees of Waddell & Reed, Inc., employees of their affiliates, account representatives of Waddell & Reed, Inc. and the spouse, children, parents, children's spouses and spouse's parents of each such Director, officer, employee and account representative. Any holder of an uncompleted Plan on May 30, 1996, with a face amount of $12,000 or more, may purchase Class A shares of the Fund corresponding to such Plan at NAV, up to the amount representing the unpaid balance of the Plan, if the purchase order is so designated. In addition, any person who was a holder of a Plan on May 30, 1996 may purchase Class A shares of the Fund corresponding to such Plan at NAV up to the amount representing partial Plan withdrawals outstanding on May 30, 1996, provided the purchase order is so designated. Purchases of Class A shares in certain retirement plans and certain trusts for these persons may also be made at NAV. Purchases of Class A shares in a 401(k) plan having 100 or more eligible employees and purchases of Class A shares in a 457 plan having 100 or more eligible employees may be made at NAV. Shares may also be issued at NAV in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

Minimum Investments

To Open an Account         $500

For certain exchanges      $100

For certain retirement accounts and accounts opened with Automatic Investment Service
                           $50

For certain retirement accounts and accounts opened through payroll deductions
for or by employees of WRIMCO, Waddell & Reed, Inc. and their affiliates     $25

To Add to an Account

For certain exchanges      $100

For Automatic Investment Service   $25

Adding to Your Account

     Subject to the minimums described under "Minimum Investments," you can make additional investments of any amount at any time.

     To add to your account, make your check payable to Waddell & Reed, Inc. Mail the check along with:

 . the detachable form that accompanies the confirmation of a prior purchase by you or your year-to-date statement; or
 . a letter stating your account number, the account registration and that you wish to purchase Class A shares of the Fund.

     Mail to Waddell & Reed, Inc. at the address printed on your confirmation or year-to-date statement.

Selling Shares

     You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

     The redemption price (price to sell one Class A share) is the Fund's Class A NAV.

     To sell shares, your request must be made in writing.

     Complete an Account Service Request form, available from your Waddell & Reed account representative, or write a letter of instruction with:

 . the name on the account registration;
 . the Fund's name;
 . the Fund account number;
 . the dollar amount or number of shares to be redeemed; and . any other applicable requirements listed in the table below.

     Deliver the form or your letter to your Waddell & Reed account representative, or mail it to:

Waddell & Reed, Inc.
P. O. Box 29217
Shawnee Mission, Kansas  66201-9217

     Unless otherwise instructed, Waddell & Reed, Inc. will send a check to the address on the account.

                    Special Requirements for Selling Shares

  Account Type          Special Requirements

Individual or    The written instructions must
Joint Tenant     be signed by all persons
                 required to sign for
                 transactions, exactly as their
                 names appear on the account.

Sole             The written instructions must
Proprietorship   be signed by the individual
                 owner of the business.

UGMA, UTMA       The custodian must sign the
                 written instructions
                 indicating capacity as
                 custodian.

Retirement       The written instructions must
Account          be signed by a properly
                 authorized person.

Trust            The trustee must sign the
                 written instructions
                 indicating capacity as
                 trustee.  If the trustee's
                 name is not in the account
                 registration, provide a
                 currently certified copy of
                 the trust document.

Business or      At least one person authorized
Organization     by corporate resolution to act
                 on the account must sign the
                 written instructions.

Conservator,     The written instructions must
Guardian or      be signed by the person
Other Fiduciary  properly authorized by court
                 order to act in the particular
                 fiduciary capacity.

     When you place an order to sell shares, your shares will be sold at the next NAV calculated after receipt of a written request for redemption in good order by Waddell & Reed, Inc. at its home office. Note the following:

 . If more than one person owns the shares, each owner must sign the written request.
 . If you hold a certificate, it must be properly endorsed and sent to the
  Corporation.
 . If you recently purchased the shares by check, a Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide to the Fund telephone or written assurance, satisfactory to the Fund, that the check has cleared and been honored. If no such assurance is given, payment of the redemption proceeds on these shares will be delayed until the earlier of 10 days or the date the Fund is able to verify that your purchase check has cleared and been honored.
 . Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission.
 . Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities.

     Each Fund reserves the right to require a signature guarantee on certain redemption requests. This requirement is designed to protect you and Waddell & Reed, Inc. from fraud. A Fund may require a signature guarantee in certain situations such as:

 . the request for redemption is made by a corporation, partnership or fiduciary;
 . the request for redemption is made by someone other than the owner of record;
  or
 . the check is being made payable to someone other than the owner of record.

     Each Fund will accept a signature guarantee from a national bank, a federally chartered savings and loan or a member firm of a national stock exchange or other eligible guarantor in accordance with procedures of the Fund's transfer agent. A notary public cannot provide a signature guarantee.

     You may reinvest in a Fund without charge all or part of the amount you redeemed by sending to the Fund the amount you want to reinvest. The reinvested amounts must be received by the Fund within thirty days after the date of your redemption. You may do this only once as to Class A shares of the Fund.

     Under the terms of the 401(k) prototype plan which Waddell & Reed, Inc. has available, the plan may have the right to make a loan to a plan participant by redeeming Fund shares held by the plan. Principal and interest payments on the loan made in accordance with the terms of the plan may be reinvested by the plan, without payment of a sales charge, in Class A shares of any of the funds in the United Group in which the plan may invest.

Shareholder Services

     Waddell & Reed provides a variety of services to help you manage your account.

Personal Service

     Your local Waddell & Reed account representative is available to provide personal service. Additionally, one toll-free call, 1-800-366-5465, connects you to a Customer Service Representative or TeleWaddell, our automated customer telephone service. During normal business hours, our Customer Service staff is available to respond to your inquiries or update your account records. At almost any time of the day or night, you may access TeleWaddell from a touch-tone phone to:

 . Obtain information about your accounts;

 . Obtain price information about other funds in the United Group; or

 . Request duplicate statements.

Reports

     Statements and reports sent to you include the following:

 . confirmation statements (after every purchase, other than those purchases made through Automatic Investment Service, and after every exchange, transfer or redemption)
 . year-to-date statements (quarterly)
 . annual and semiannual reports (every six months)

     To reduce expenses, only one copy of annual and semiannual reports of each Fund will be mailed to your household, even if you have more than one account with a Fund. Call the telephone number listed above for Customer Service if you need copies of annual or semiannual reports or historical account information.

Exchanges

     You may sell your Class A shares and buy Class A shares of other funds in the United Group without payment of an additional sales charge. You may exchange only into funds that are legally registered for sale in your state of residence. Note that exchanges out of a Fund may have tax consequences for you. Before exchanging into a fund, read its prospectus.

     The Funds reserve the right to terminate or modify these exchange privileges at any time, upon notice in certain instances.

Automatic Transactions

     Flexible withdrawal service lets you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account.

     Regular investment plans allow you to transfer money into your Fund account, or between Fund accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.

     Certain restrictions and fees imposed by the plan custodian may also apply for retirement accounts. Speak with your Waddell & Reed account representative for more information.

            Regular Investment Plans

Automatic Investment Service
To move money from your bank account to an existing Fund account

        Minimum     Frequency
        $25         Monthly

Funds Plus Service
To move money from United Cash Management, Inc. to a Fund whether in the same or a different account

        Minimum     Frequency
        $100        Monthly

Distributions and Taxes

Distributions

     Each Fund distributes substantially all of its net investment income and net capital gains to its shareholders each year. Ordinarily, dividends are distributed from a Fund's net investment income, which includes accrued interest, earned OID, dividends and other income earned on portfolio assets less expenses, at the following times: United Accumulative Fund and United Science and Technology Fund, semiannually in June and December; United Income Fund, quarterly in March, June, September and December; and United Bond Fund, monthly. Net capital gains (and any net gains from foreign currency transactions) ordinarily are distributed in December. Each Fund may make additional distributions if necessary to avoid Federal income or excise taxes on certain undistributed income and capital gains.

     Distribution Options. When you open an account, specify on your application how you want to receive your distributions. Each Fund offers three options:

1. Share Payment Option. Your dividend and capital gains and other distributions will be automatically paid in additional Class A shares of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gains and other distributions will be automatically paid in Class A shares, but you will be sent a check for each dividend distribution.

3. Cash Option. You will be sent a check for your dividend and capital gains and other distributions.

     For retirement accounts, all distributions are automatically paid in Class A shares.

Taxes

     Each Fund, which is treated as a separate corporation for Federal income tax purposes, has qualified and intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, so that it will be relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net short-term capital gains and net gains from certain foreign currency transactions) and net capital gains (the excess of net long-term capital gains over net short-term capital losses) that are distributed to its shareholders.

     There are certain tax requirements that all Funds must satisfy in order to avoid Federal taxation. In its effort to adhere to these requirements, each Fund may have to limit its investment activity in some types of instruments.

     As with any investment, you should consider how your investment in a Fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications:

     Taxes on distributions. Dividends from a Fund's investment company taxable income generally are taxable to you as ordinary income whether received in cash or paid in additional Fund shares. Distributions of a Fund's net capital gains, when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. Under the Taxpayer Relief Act of 1997 ("1997 Act"), different maximum tax rates apply to a noncorporate taxpayer's net capital gain depending on the taxpayer's holding period and marginal rate of Federal income tax - generally, 28% for gain recognized on securities held for more than one year but not more than 18 months and 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on securities held for more than 18 months. The Internal Revenue Service permits a Fund to divide each net capital gain distribution into a 28% rate gain distribution and a 20% rate gain distribution (in accordance with the Fund's holding periods for the securities it sold that generated the distributed gain) and requires Fund shareholders to treat those portions accordingly.

     Each Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year including the portions of capital gains distributions, if any, subject to the different maximum rates of tax applicable under the 1997 Act.

     A portion of the dividends paid by a Fund, whether received in cash or paid in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by a Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

     Withholding. Each Fund is required to withhold 31% of all dividends, capital gains distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate from dividends and capital gains distributions also is required for such shareholders who otherwise are subject to backup withholding.

     Taxes on transactions. Your redemption of Fund shares will result in taxable gain or loss to you, depending on whether the redemption proceeds are more or less than your adjusted basis for the redeemed shares (which normally includes any sales charge paid). An exchange of Fund shares for shares of any other fund in the United Group generally will have similar tax consequences. However, special rules apply when you dispose of Fund shares through a redemption or exchange within ninety days after your purchase thereof and subsequently reacquire Fund shares or acquire shares of another fund in the United Group without paying a sales charge due to the thirty-day reinvestment privilege or exchange privilege. See "About Your Account." In these cases, any gain on the disposition of the original Fund shares would be increased, or loss decreased, by the amount of the sales charge you paid when those shares were acquired, and that amount will increase the adjusted basis of the shares subsequently acquired. In addition, if you purchase shares of a Fund within thirty days before or after redeeming other shares of a Fund (regardless of class) at a loss, part or all of that loss will not be deductible and will increase the basis of the newly purchased shares.

     State income taxes. The portion of the dividends paid by United Bond Fund and United Income Fund (and, to a lesser extent, the other Funds) attributable to the interest earned on its U.S. Government Securities generally is not subject to state and local income taxes, although distributions by any Fund to its shareholders of net realized gains on the disposition of those securities are fully subject to those taxes. You should consult your tax adviser to determine the taxability of dividends and other distributions by the Funds in your state and locality.

     The foregoing is only a summary of some of the important Federal tax considerations generally affecting each Fund and its shareholders; see the SAI for a more detailed discussion. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

About the Management and Expenses of the Funds

     United Funds, Inc. is a mutual fund: an investment that pools shareholders' money and invests it toward a specified goal. In technical terms, the Corporation is an open-end management investment company organized as a corporation under Maryland law on February 21, 1974, as successor to a Delaware corporation which commenced operations in 1940.

     The Corporation is governed by a Board of Directors, which has overall responsibility for the management of its affairs. The majority of directors are not affiliated with Waddell & Reed, Inc.

     The Corporation has four series of shares (the "Funds"), each of which operates as a separate mutual fund with separate assets and liabilities. Each Fund is a diversified fund. In addition to the Class A shares offered by this Prospectus, the Corporation has issued and outstanding Class Y shares which are offered by Waddell & Reed, Inc. through a separate prospectus. Class Y shares are designed for institutional investors or others investing through certain intermediaries. Class Y shares are not subject to a sales charge on purchases and are not subject to redemption fees. Class Y shares are not subject to a Rule 12b-1 fee. Additional information about Class Y shares may be obtained by calling or writing to Waddell & Reed, Inc. at the telephone number or address on the inside back cover of this Prospectus.

     The Corporation does not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in a fundamental investment policy, which require shareholder approval will be presented to shareholders at a meeting called by the Board of Directors for such purpose.

     Special meetings of shareholders may be called for any purpose upon receipt by a Fund of a request in writing signed by shareholders holding not less than 25% of all shares entitled to vote at such meeting, provided certain conditions stated in the Bylaws of the Corporation are met. There will normally be no meeting of the shareholders for the purpose of electing directors until such time as less than a majority of directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. To the extent that Section 16(c) of the 1940 Act applies to the Corporation, the directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the shareholders of record of not less than 10% of a Fund's outstanding shares.

     Each share (regardless of class) has one vote. All shares of a Fund (and classes thereof) vote together as a single class, except as to any matter for which a separate vote of any Fund or class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular Fund or classes, in which case only the shareholders of the affected Fund or class are entitled to vote, each as a separate class. Shares are fully paid and nonassessable when purchased.

WRIMCO and Its Affiliates

     The Funds are managed by WRIMCO, subject to the authority of the Corporation's Board of Directors. WRIMCO provides investment advice to each of the Funds and supervises each Fund's investments. Waddell & Reed, Inc. and its predecessors have served as investment manager to each of the registered investment companies in the United Group of Mutual Funds, except United Asset Strategy Fund, Inc., since 1940 or the inception of the company, whichever was later, and to TMK/United Funds, Inc. since that Fund's inception, until January 8, 1992, when it assigned its duties as investment manager and assigned its professional staff for investment management services to WRIMCO. WRIMCO has also served as investment manager for Waddell & Reed Funds, Inc. since its inception in September 1992 and United Asset Strategy Fund, Inc. since it commenced operations in March 1995.

     James C. Cusser is primarily responsible for the day-to-day management of the portfolio of United Bond Fund. Mr. Cusser has held his Fund responsibilities since September 1992. He is Vice President of WRIMCO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Cusser has served as the portfolio manager for the Fund and other investment companies managed by WRIMCO and has been an employee of WRIMCO since August 1992.

     Russell E. Thompson and James D. Wineland are primarily responsible for the day-to-day management of the portfolio of United Income Fund. Mr. Thompson has held his Fund responsibilities since February 1979. He is Senior Vice President of WRIMCO and Senior Vice President of Waddell & Reed Asset Management Company, an affiliate of WRIMCO. He is Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Thompson has served as the portfolio manager for investment companies managed by Waddell & Reed, Inc. and its successor, WRIMCO, since January 1976, and has been an employee of Waddell & Reed, Inc. and its successor, WRIMCO, since March 1971.

     Mr. Wineland has held his Fund responsibilities since July 1, 1997. He is Vice President of WRIMCO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Wineland has served as the portfolio manager for investment companies managed by Waddell & Reed, Inc. and its successor, WRIMCO, since January 1988 and has been an employee of Waddell & Reed, Inc. and its successor, WRIMCO, since November 1984.

     Antonio Intagliata is primarily responsible for the day-to-day management of the portfolio of United Accumulative Fund. Mr. Intagliata has held his Fund responsibilities since November 1979. He is Senior Vice President of WRIMCO and Vice President of the Fund. Mr. Intagliata has served as the portfolio manager for investment companies managed by Waddell & Reed, Inc. and its successor, WRIMCO, since February 1979 and has been an employee of Waddell & Reed, Inc. and its successor, WRIMCO, since June 1973.

     Abel Garcia is primarily responsible for the day-to-day management of the portfolio of United Science and Technology Fund. Mr. Garcia has held his Fund responsibilities since January 1984. He is Vice President of WRIMCO, Vice President of Waddell & Reed Asset Management Company, an affiliate of WRIMCO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Garcia has been an employee of Waddell & Reed, Inc. and its successor, WRIMCO, since August 1983.

     Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to a Fund's investments.

     Waddell & Reed, Inc. serves as the Corporation's underwriter and as underwriter for each of the other funds in the United Group of Mutual Funds and Waddell & Reed Funds, Inc. and acts as the principal underwriter and distributor for variable life insurance and variable annuity policies issued by United Investors Life Insurance Company for which TMK/United Funds, Inc. is the underlying investment vehicle.

     Waddell & Reed Services Company acts as transfer agent ("Shareholder Servicing Agent") for the Corporation and processes the payments of dividends. Waddell & Reed Services Company also acts as agent ("Accounting Services Agent") in providing bookkeeping and accounting services and assistance to the Corporation and pricing daily the value of shares of the Funds.

     WRIMCO and Waddell & Reed Services Company are subsidiaries of Waddell & Reed, Inc. Waddell & Reed, Inc. is a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company, and a subsidiary of Waddell & Reed Financial, Inc., a holding company, and Torchmark Corporation, a holding company.

     WRIMCO places transactions for the portfolio of each Fund and in doing so may consider sales of Fund shares as a factor in the selection of brokers to execute portfolio transactions, subject to best execution. For further information concerning Fund portfolio transactions, please see "Portfolio Transactions and Brokerage" in the SAI.

Breakdown of Expenses

     Like all mutual funds, the Funds pay fees related to their daily operations. Expenses paid out of each Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

     Each Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. Each Fund also pays other expenses, which are explained below.

Management Fee

     The management fee of each Fund is calculated by adding a group fee to a specific fee. It is accrued and paid to WRIMCO daily.

     The specific fee is computed on each Fund's net asset value as of the close of business each day at the annual rate of .03 of 1% of the net assets of United Bond Fund, .15 of 1% of the net assets of United Income Fund and United Accumulative Fund and .20 of 1% of the net assets of United Science and Technology Fund. The group fee is a pro rata participation based on the relative net asset size of each Fund in the group fee computed each day on the combined net asset values of all the funds in the United Group at the annual rates shown in the following table:

Group Fee Rate

                 Annual
Group Net        Group
Asset Level     Fee Rate
(all dollars    For Each
in millions)     Level
------------    --------

From $0
  to $750     .51 of 1%

From $750
  to $1,500   .49 of 1%

From $1,500
  to $2,250   .47 of 1%

From $2,250
  to $3,000   .45 of 1%

From $3,000
  to $3,750   .43 of 1%

From $3,750
  to $7,500   .40 of 1%

From $7,500
  to $12,000  .38 of 1%

Over $12,000  .36 of 1%

     Growth in assets of the United Group assures a lower group fee rate.

     The combined net asset values of all of the funds in the United Group were approximately $17.8 billion as of December 31, 1997.

     Management fees for each Fund as a percent of each Fund's net assets for the fiscal year ended December 31, 1997 were as follows: United Bond Fund 0.43%, United Income Fund 0.55%, United Accumulative Fund 0.55%, United Science and Technology Fund 0.60%.

Other Expenses

     While the management fee is a significant component of each Fund's annual operating costs, the Funds have other expenses as well.

     Each Fund pays the Accounting Services Agent a monthly fee based on the average net assets of the Fund for accounting services. With respect to its Class A shares, each Fund pays the Shareholder Servicing Agent a monthly fee for each Class A shareholder account that was in existence at any time during the month, and a fee for each account on which a dividend or distribution had a record date during the month.

     Each Fund has adopted a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 of the 1940 Act with respect to its Class A shares. Under the Plan, the Fund may pay monthly a fee to Waddell & Reed, Inc. in an amount not to exceed 0.25% of the Fund's average annual net assets of its Class A shares. The fee is to be paid to reimburse Waddell & Reed, Inc. for amounts it expends in connection with the distribution of the Class A shares, and/or provision of personal services to Class A shareholders and maintenance of Class A shareholder accounts.

     There are two parts to this fee: all or a portion of the fee may be paid to Waddell & Reed, Inc. for distribution services and distribution expenses, including commissions paid by Waddell & Reed, Inc. to its account representatives, account managers and/or other broker-dealers (the "distribution fee") with respect to the Fund's Class A shares; and all or a portion of the fee may be paid to Waddell & Reed, Inc. for the provision by Waddell & Reed, Inc., Waddell & Reed Services Company and/or other third parties (including broker-dealers who may sell Class A shares) of personal services to Class A shareholders and other services to maintain Class A shareholder accounts (the "service fee"). However, the total amount of the distribution fee and service fee paid by the Fund pursuant to the Plan will not exceed, on an annual basis, 0.25% of the average annual net assets of the Fund's Class A shares.

     Each Fund also pays other expenses, such as fees and expenses of certain directors, audit and outside legal fees, costs of materials sent to shareholders, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by the Fund under federal or other securities laws and to the Investment Company Institute, and extraordinary expenses including litigation and indemnification relative to litigation.

     A Fund cannot precisely predict what its portfolio turnover rate will be, but each Fund may have a high portfolio turnover. United Accumulative Fund may engage in short-term trading and have a corresponding high turnover rate. A higher turnover will increase transaction and commission costs and could generate taxable income or loss.

APPENDIX A

     The following are descriptions of some of the ratings of securities which a Fund may use. A Fund may also use ratings provided by other nationally recognized statistical rating organizations in determining the securities eligible for investment.

DESCRIPTION OF BOND RATINGS

     Standard & Poor's, a division of The McGraw-Hill Companies, Inc. An S&P corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

1. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

2. Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA also qualifies as high quality debt. Capacity to pay interest and repay principal is very strong, and debt rated AA differs from AAA issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC -- Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC -- The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI -- The rating CI is reserved for income bonds on which no interest is being paid.

     D -- Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace periods. The D rating will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-) -- To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     NR -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

     Debt Obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

     Moody's Investors Service, Inc. A brief description of the applicable MIS rating symbols and their meanings follows:

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol "1" following the rating.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF PREFERRED STOCK RATINGS

     Standard & Poor's, a division of The McGraw-Hill Companies, Inc. An S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

     The preferred stock ratings are based on the following considerations:

1. Likelihood of payment -- capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation;

2. Nature of, and provisions of, the issue;

3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA -- A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A -- An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB -- An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the 'A' category.

     BB, B, CCC -- Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CC -- The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

     C -- A preferred stock rated C is a non-paying issue.

     D -- A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

     NR -- This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

     Plus (+) or minus (-) -- To provide more detailed indications of preferred stock quality, the rating from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     A preferred stock rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Moody's Investors Service, Inc. Because of the fundamental differences between preferred stocks and bonds, a variation of MIS' familiar bond rating symbols is used in the quality ranking of preferred stock. The symbols are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

     Note: MIS applies numerical modifiers 1, 2 and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Preferred stock rating symbols and their definitions are as follows:

     aaa -- An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa -- An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

     a -- An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa -- An issue which is rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba -- An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b -- An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa -- An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     ca -- An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     c -- This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

United Funds, Inc.

Custodian                     Underwriter
  UMB Bank, n.a.                Waddell & Reed, Inc.
  Kansas City, Missouri         6300 Lamar Avenue
                                P. O. Box 29217
Legal Counsel                   Shawnee Mission, Kansas
  Kirkpatrick & Lockhart LLP       66201-9217
  1800 Massachusetts Avenue, N. W.      (913) 236-2000
  Washington, D. C.  20036      (800) 366-5465

Independent Auditors          Shareholder Servicing Agent
  Deloitte & Touche LLP         Waddell & Reed
  1010 Grand Avenue                Services Company
  Kansas City, Missouri         6300 Lamar Avenue
     64106-2232                 P. O. Box 29217
                                Shawnee Mission, Kansas
Investment Manager                 66201-9217
  Waddell & Reed Investment     (913) 236-2000
     Management Company         (800) 366-5465
  6300 Lamar Avenue
  P. O. Box 29217             Accounting Services Agent
  Shawnee Mission, Kansas       Waddell & Reed
     66201-9217                    Services Company
  (913) 236-2000                6300 Lamar Avenue
  (800) 366-5465                P. O. Box 29217
                                Shawnee Mission, Kansas
                                    66201-9217
                                (913) 236-2000
                                (800) 366-5465


Our INTERNET address is:
  http://www.waddell.com

United Funds, Inc.

Class A Shares
PROSPECTUS
   March 31, 1998

The United Group of Mutual Funds
United Asset Strategy Fund, Inc.
United Cash Management, Inc.
United Continental Income Fund, Inc.
United Funds, Inc.
  United Bond Fund
  United Income Fund
  United Accumulative Fund
  United Science and Technology Fund
United Gold & Government Fund, Inc.
United Government Securities Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United International Growth Fund, Inc.
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United New Concepts Fund, Inc.
United Retirement Shares, Inc.
United Vanguard Fund, Inc.

NUP2000(3-98)

printed on recycled paper

Please read this Prospectus before investing, and keep it on file for future reference. It sets forth concisely the information about the Funds that you ought to know before investing.

Additional information has been filed with the Securities and Exchange Commission and is contained in a Statement of Additional Information ("SAI") dated March 31, 1998. The SAI is available free upon request to the Funds or Waddell & Reed, Inc., the Funds' underwriter, at the address or telephone number below. The SAI is incorporated by reference into this Prospectus, and you will not be aware of all facts unless you read both this Prospectus and the SAI.

United Funds, Inc.
Class Y Shares

United Funds, Inc. (the "Corporation") is a management investment company that has four separate funds (the "Funds"), each of which is designed for investors with different goals.

United Bond Fund seeks a reasonable return with more emphasis on preservation of capital.

United Income Fund seeks, as a primary goal, the maintenance of current income subject to market conditions. As a secondary goal, the Fund seeks capital growth.

United Accumulative Fund seeks capital growth of your investment with current income a secondary goal.

United Science and Technology Fund seeks long-term capital growth through investment in a portfolio emphasizing science and technology securities.

This Prospectus describes one class of shares of each of the Funds -- Class Y Shares.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus
   March 31, 1998

UNITED FUNDS, INC.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
800-366-5465

Table of Contents

AN OVERVIEW OF THE FUNDS........................................3

EXPENSES........................................................5

FINANCIAL HIGHLIGHTS............................................6

PERFORMANCE....................................................10
 Explanation of Terms .........................................10

ABOUT WADDELL & REED...........................................11

ABOUT THE INVESTMENT PRINCIPLES OF THE FUNDS...................12
 Investment Goals and Principles ..............................12
   Risk Considerations ........................................13
 Securities and Investment Practices ..........................15

ABOUT YOUR ACCOUNT.............................................30
 Buying Shares ................................................30
 Minimum Investments ..........................................32
 Adding to Your Account .......................................32
 Selling Shares ...............................................32
 Telephone Transactions .......................................34
 Shareholder Services .........................................34
   Personal Service ...........................................34
   Reports ....................................................35
   Exchanges ..................................................35
 Distributions and Taxes ......................................35
   Distributions ..............................................35
   Taxes ......................................................36

ABOUT THE MANAGEMENT AND EXPENSES OF THE FUNDS.................38
 WRIMCO and Its Affiliates ....................................39
 Breakdown of Expenses ........................................41
   Management Fee .............................................41
   Other Expenses .............................................42

APPENDIX A.....................................................43
 DESCRIPTION OF BOND RATINGS ..................................43
 DESCRIPTION OF PREFERRED STOCK RATINGS .......................46

An Overview of the Funds

The Funds: This Prospectus describes the Class Y shares of four separate series (each a "Fund" and, collectively, the "Funds") of an open-end, management investment company. Each Fund has different goals and policies. Each of the Funds is a diversified Fund.

Goals and Strategies: United Bond Fund seeks a reasonable return with more emphasis on preservation of capital. This Fund invests primarily in debt securities, including convertible securities and debt securities with warrants attached.

United Income Fund seeks, as a primary goal, to maintain current income, subject to market conditions. As a secondary goal, this Fund seeks capital growth.
This Fund invests primarily in common stocks, or securities convertible into common stocks, of companies that have a record of paying regular dividends on common stock or have the potential for capital appreciation or that may be expected to resist market decline.

United Accumulative Fund seeks capital growth, with current income a secondary goal. This Fund invests primarily in common stocks or securities convertible into common stocks.

United Science and Technology Fund seeks long-term capital growth. This Fund invests primarily in science and technology securities.

See "About the Investment Principles of the Funds" for further information.

Management: Waddell & Reed Investment Management Company ("WRIMCO") provides investment advice to each of the Funds and manages each Fund's investments. WRIMCO is a wholly owned subsidiary of Waddell & Reed, Inc. WRIMCO, Waddell & Reed, Inc. and its predecessors have provided investment management services to registered investment companies since 1940. See "About the Management and Expenses of the Funds" for further information about management fees.

Distributor: Waddell & Reed, Inc. acts as principal underwriter and distributor of the shares of the Funds.

Purchases: You may buy Class Y shares of the Funds through Waddell & Reed, Inc. and its account representatives or through other authorized third parties. The price to buy a Class Y share of a Fund is the net asset value of a Class Y share. There is no sales charge incurred upon purchase of Class Y shares of a Fund. See "About Your Account" for information on how to purchase Class Y shares.

Redemptions: You may redeem your shares at net asset value. When you sell your shares, they may be worth more or less than what you paid for them. See "About Your Account" for a description of redemption and reinvestment procedures.

Who May Want to Invest: The Funds offer a variety of investment goals that are compatible with different investment decisions. You should consider whether a Fund, or group of Funds, fits with your particular investment objectives.

Risk Considerations: Because the Funds own different types of investments, their performance will be affected by a variety of factors. The value of each Fund's investments and the income generated will vary from day to day, generally reflecting changes in interest rates, market conditions and other company and economic news. Performance will also depend on WRIMCO's skill in selecting investments. See "Securities and Investment Practices" for information about the risks associated with the Funds' respective investments.

Expenses

                                                         United
                           United    United    United Science and
                            Bond     Income AccumulativeTechnology
                            Fund      Fund      Fund      Fund
                            ----      ----      ----      ----

Shareholder Transaction Expenses
are charges you pay when you buy or sell shares of a fund.

Maximum sales
load on
purchases                   None      None      None      None
Deferred sales
load                        None      None      None      None
Redemption fees             None      None      None      None
Exchange fee                None      None      None      None

Annual Fund Operating Expenses
(as a percentage of average net assets)

 Management fees             0.43%     0.55%     0.55%     0.60%
 12b-1 fees                 None      None      None      None
 Other expenses              0.21%     0.17%     0.20%     0.25%
 Total Fund
   operating
   expenses                  0.64%     0.72%     0.75%     0.85%

Example:  You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return3 and (2) redemption at the end of each time period:

 1 Year                     $ 7       $ 7       $ 8       $  9
 3 Years                    $20       $23       $24       $ 27
 5 Years                    $36       $40       $42       $ 47
10 Years                    $80       $89       $93       $105

The purpose of this table is to assist you in understanding the various costs and expenses that a shareholder of the Class Y shares of each Fund will bear directly or indirectly. The example should not be considered a representation of past or future expenses; actual expenses may be greater or lesser than those shown. For a more complete discussion of certain expenses and fees, see "Breakdown of Expenses."



3Use of an assumed annual return of 5% is for illustration purposes only and not a representation of a Fund's future performance, which may be greater or lesser.

Financial Highlights

UNITED BOND FUND

     The following information has been audited in conjunction with the annual audits of the Financial Statements of the Fund. Financial Statements for the fiscal year ended December 31, 1997, and the independent auditors' report of Deloitte & Touche LLP thereon, are included in the SAI and should be read in conjunction with the Financial Highlights.

            For a Class Y share outstanding throughout each period:

                                                  For the
                   For the fiscal year ended      period from
               ------------------------------    6/19/95* to
                  12/31/97         12/31/96       12/31/95
                ----------         ----------     -----------
Net asset value,
 beginning of period  $6.14          $6.34          $6.11
                      ----           ----           ----
Income from investment
 operations:
 Net investment income 0.42           0.40           0.21
 Net realized and
   unrealized gain (loss)
   on investments ..   0.17          (0.20)          0.22
                      ----           ----           ----
Total from investment
 operations  .......   0.59           0.20           0.43
                      ----           ----           ----
Less distributions:
 From net investment
   income...........  (0.41)         (0.40)         (0.20)
 From capital gains   (0.00)         (0.00)         (0.00)
                      ----           ----           ----
Total distributions   (0.41)         (0.40)         (0.20)
                      ----           ----           ----
Net asset value,
 end of period  ....  $6.32          $6.14          $6.34
                      ====           ====           ====
Total return .......   9.91%          3.35%          7.20%
Net assets, end of
 period (000
 omitted)  ......... $5,122        $11,779         $3,032
Ratio of expenses to
 average net assets    0.64%          0.62%          0.63%**
Ratio of net investment
 income to average
 net assets  .......   6.48%          6.52%          6.41%**
Portfolio turnover
 rate  .............  35.08%         55.74%         66.38%**

  *Commencement of operations.
 **Annualized.

UNITED INCOME FUND

     The following information has been audited in conjunction with the annual audits of the Financial Statements of the Fund. Financial Statements for the fiscal year ended December 31, 1997, and the independent auditors' report of Deloitte & Touche LLP thereon, are included in the SAI and should be read in conjunction with the Financial Highlights.

            For a Class Y share outstanding throughout each period:

                                                          For the
                          For the fiscal year ended      period from
                          -------------------------      6/19/95* to
                           12/31/97       12/31/96       12/31/95
                          ----------      ----------     -----------
Net asset value,
 beginning of period         $32.91         $28.96         $27.73
                             -----          -----          -----
Income from investment
 operations:
 Net investment income         0.33           0.36           0.21
 Net realized and
   unrealized gain
   on investments ..           8.64           5.54           2.14
                             -----          -----          -----
Total from investment
 operations  .......           8.97           5.90           2.35
                             -----          -----          -----
Less distributions:
 From net investment
   income...........          (0.34)         (0.36)         (0.20)
 From capital gains           (3.59)         (1.59)         (0.92)
                             -----          -----          -----
Total distributions           (3.93)         (1.95)         (1.12)
                             -----          -----          -----
Net asset value,
 end of period  ....         $37.95         $32.91         $28.96
                             =====          =====          =====
Total return .......          27.49%         20.53%          8.45%
Net assets, end of
 period (000
 omitted)  .........       $299,467       $151,344       $107,703
Ratio of expenses to
 average net assets            0.72%          0.73%          0.74%**
Ratio of net investment
 income to average
 net assets  .......           0.85%          1.17%          1.36%**
Portfolio turnover
 rate  .............          33.59%         22.24%         17.59%**
Average commission
 rate paid  ........          $0.0534        $0.0496

  *Commencement of operations.
 **Annualized.

UNITED ACCUMULATIVE FUND

     The following information has been audited in conjunction with the annual audits of the Financial Statements of the Fund. Financial Statements for the fiscal year ended December 31, 1997, and the independent auditors' report of Deloitte & Touche LLP thereon, are included in the SAI and should be read in conjunction with the Financial Highlights.

            For a Class Y share outstanding throughout each period:

                          For the fiscal year ended      period from
                          --------------------------     7/11/95* to
                           12/31/97       12/31/96       12/31/95
                          ----------      ----------     -----------
Net asset value,
 beginning of period          $7.75          $7.78          $7.84
                              ----           ----           ----
Income from investment
 operations:
 Net investment income         0.11           0.12           0.05
 Net realized and
   unrealized gain
   on investments ..           2.14           0.82           0.87
                              ----           ----           ----
Total from investment
 operations  .......           2.25           0.94           0.92
                              ----           ----           ----
Less distributions:
 From net investment
   income...........          (0.10)         (0.12)         (0.06)
 From capital gains           (2.13)         (0.85)         (0.92)
                              ----           ----           ----
Total distributions           (2.23)         (0.97)         (0.98)
                              ----           ----           ----
Net asset value,
 end of period  ....          $7.77          $7.75          $7.78
                              ====           ====           ====
Total return .......          29.67%         12.27%         11.92%
Net assets, end of
 period (000
 omitted)  .........         $3,585         $2,640           $655
Ratio of expenses to
 average net assets            0.75%          0.74%          0.76%**
Ratio of net investment
 income to average
 net assets  .......           1.22%          1.45%          1.24%**
Portfolio turnover
 rate  .............         313.99%        240.37%        229.03%**
Average commission
 rate paid  ........          $0.0565        $0.0575

  *Commencement of operations.
 **Annualized.

UNITED SCIENCE AND TECHNOLOGY FUND

     The following information has been audited in conjunction with the annual audits of the Financial Statements of the Fund. Financial Statements for the fiscal year ended December 31, 1997, and the independent auditors' report of Deloitte & Touche LLP thereon, are included in the SAI and should be read in conjunction with the Financial Highlights.

            For a Class Y share outstanding throughout each period:

                            For the        For the
                             fiscal       period from
                          year ended      2/27/96* to
                           12/31/97       12/31/96
                          ----------      ----------
Net asset value,
 beginning of period         $23.38         $24.05
                             -----          -----
Income from investment
 operations:
 Net investment
   loss ............          (0.00)         (0.02)
 Net realized and
   unrealized gain
   on investments ..           1.41           0.82
                             -----          -----
Total from investment
 operations  .......           1.41           0.80
                             -----          -----
Less distributions:
 From net investment
   income ..........          (0.00)         (0.00)
 From capital gains           (4.58)         (1.47)
                             -----          -----
Total distributions           (4.58)         (1.47)
                             -----          -----
Net asset value,
 end of period  ....         $20.21         $23.38
                             =====          =====
Total return .......           7.43%          3.25%
Net assets, end of
 period (000
 omitted)  .........         $4,327         $3,090
Ratio of expenses to
 average net assets            0.85%          0.80%**
Ratio of net investment
 income to average
 net assets  .......          -0.01%         -0.12%**
Portfolio turnover
 rate  .............          87.68%         33.90%**
Average commission
 rate paid  ........          $0.0586        $0.0538

  *Commencement of operations.
 **Annualized.

Performance

     Mutual fund performance is commonly measured as total return. The Funds may also advertise their performance by showing yield and performance rankings. Performance information is calculated and presented separately for each class of Fund shares.

Explanation of Terms

     Total Return is the overall change in value of an investment in a Fund over a given period, assuming reinvestment of any dividends and other distributions. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results. Non-standardized total return may be for periods other than those required to be presented or may otherwise differ from standardized total return.

     Yield refers to the income generated by an investment in the Fund over a given period of time, expressed as an annual percentage rate. A Fund's yield is based on a 30-day period ending on a specific date and is computed by dividing the Fund's net investment income per share earned during the period by the Fund's maximum offering price per share on the last day of the period.

     Performance Rankings are comparisons of a Fund's performance to the performance of other selected mutual funds, selected recognized market indicators such as the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average, or non-market indices or averages of mutual fund industry groups. A Fund may quote its performance rankings and/or other information as published by recognized independent mutual fund statistical services or by publications of general interest. In connection with a ranking, the Fund may provide additional information, such as the particular category to which it relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.

     All performance information that each Fund advertises or includes in information provided to present or prospective shareholders is historical in nature and is not intended to represent or guarantee future results. The value of a Fund's shares when redeemed may be more or less than their original cost.

     Each Fund's recent performance and holdings will be detailed twice a year in the annual and semiannual reports, which are sent to all Fund shareholders.

About Waddell & Reed

     Since 1937, Waddell & Reed has been helping people make the most of their financial future by helping them take advantage of various financial services. Today, Waddell & Reed has over 2500 account representatives located throughout the United States. Your primary contact in your dealings with Waddell & Reed will be your local account representative. However, the Waddell & Reed shareholder services department, which is part of the Waddell & Reed headquarters operations in Overland Park, Kansas, is available to assist you and your Waddell & Reed account representative. You may speak with a Customer Service Representative by calling the telephone number listed on the inside back cover of this Prospectus.

About the Investment Principles of the Funds

Investment Goals and Principles

     The goals of each Fund are set forth below. There is no assurance that a Fund will achieve its goals; some risks are inherent in all securities to varying degrees.

     United Bond Fund. The goal of United Bond Fund is a reasonable return with more emphasis on preservation of capital. The Fund seeks to achieve this goal by investing in debt securities, which may include convertible securities and debt securities with warrants attached. In selecting debt securities for the portfolio of the Fund, WRIMCO considers yield and relative safety and, in the case of convertible securities, the possibility of capital growth.

     The Fund may purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities"). The Fund will invest in U.S. Government Securities that are not backed by the full faith and credit of the United States only when WRIMCO is satisfied that the credit risk is acceptable. Among the U.S. Government Securities that the Fund may purchase are mortgage-backed securities of the Government National Mortgage Association ("Ginnie Mae"). These mortgage-backed securities include pass-through securities, participation certificates and collateralized mortgage obligations ("CMOs").

     United Bond Fund may not purchase any securities other than debt securities if after such purchase more than 10% of its total assets would consist of other than debt securities. This 10% limit does not include premiums paid or received by the Fund in connection with options transactions, the value of options or futures contracts held by the Fund, margin deposits as to options and futures contracts, or non-debt securities held as a result of conversion or exercise of a warrant.

     United Income Fund. The primary goal of United Income Fund is the maintenance of current income, subject to market conditions. As a secondary goal, the Fund seeks capital growth. The Fund seeks to achieve these goals by investing in common stocks, or securities convertible into common stocks, of companies that have a record of paying regular dividends on common stock or have the potential for capital appreciation or that may be expected to resist market decline. At least 65% of United Income Fund's total assets will be invested during normal market conditions in income-producing securities. When investment conditions are such that stocks with high yields are less attractive than other common stocks, the Fund may hold lower-yielding common stocks because of their prospects for appreciation. When investment conditions are such that the return on debt securities and preferred stocks is more attractive than the return on common stocks, or when WRIMCO believes a temporary defensive position is desirable, the Fund may seek to achieve its goal by investing up to all of its assets in debt securities and preferred stocks.

     United Accumulative Fund. The goal of United Accumulative Fund is capital growth, with current income a secondary goal. The Fund seeks to achieve these goals by investing in common stocks or securities convertible into common stocks. As a temporary defensive measure at times when WRIMCO believes that such securities do not offer a good investment opportunity, the Fund may hold up to all of its assets in cash or fixed-income securities (i.e., debt securities or preferred stock) or in common stocks that WRIMCO chooses because they are less volatile rather than for their growth potential.

     United Science and Technology Fund. The goal of United Science and Technology Fund is long-term capital growth. The Fund seeks to achieve this goal by concentrating its investments in science and technology securities. Science and technology securities are securities of companies whose products, processes or services, in WRIMCO's opinion, are being or are expected to be significantly benefited by the utilization or commercial application of scientific or technological discoveries or developments in such areas as aerospace, communications and electronic equipment, computer systems, computer software and services, electronics, electronic media, business machines, office equipment and supplies, biotechnology, medical and hospital supplies and services, medical devices and drugs. Certain risks are associated with science and technology securities, including the impact of governmental regulation and rapid obsolescence of issuers' products or processes.

     Under normal economic and market conditions, United Science and Technology Fund will not invest in any securities other than science securities or technology securities if, after such investment, more than 20% of its total assets would be invested in such other securities. The Fund may own common stock, preferred stock, debt securities and convertible securities. At times, as a temporary defensive measure, the Fund may invest up to all of its assets in U.S. Government Securities or other debt securities.

Risk Considerations

     There are risks inherent in any investment. The Funds are subject to varying degrees of market risk, financial risk and, in some cases, prepayment risk. Market risk is the potential for fluctuations in the price of the security because of market factors. Because of market risks, you should anticipate that the share prices of the Funds will fluctuate. Financial risk is based on the financial situation of the issuer. The financial risk of a Fund depends on the credit quality of the underlying securities. Prepayment risk is the possibility that, during periods of falling interest rates, a debt security with a high stated interest rate will be prepaid prior to its expected maturity date.

     Certain types of instruments in which the Funds may invest, and certain strategies WRIMCO may employ in pursuit of a Fund's goal(s), involve special risks. United Bond Fund invests primarily in debt securities, including, among others, U.S. Government Securities and non-investment grade debt securities (commonly called "junk bonds"). The market risk to which the Fund is subject is the possibility that the price of its debt securities will fall because of changing interest rates. The financial risk to which the Fund is subject is the possibility that an issuer will fail to make timely payments of interest or principal to the Fund. The Fund is also subject to prepayment risk. Although investments in U.S. Government Securities provide substantial protection against financial risk, they do not protect investors against price changes due to market risk. Lower-quality debt securities involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than high-quality securities and may decline significantly in periods of general economic difficulty.

     United Income Fund and United Accumulative Fund invest primarily in equity securities. These Funds are subject to greater market risk than funds investing solely in debt securities. The market risk to which these Funds are subject is the possibility of a change in the price of securities caused by stock market price changes. The financial risk to which these Funds are subject is the possibility that the price of a security will fall because of poor earnings performance by the issuer.

     United Science and Technology Fund may invest in equity securities and debt securities. This Fund is subject to differing market risks, financial risks and prepayment risks depending on the types of securities in which it invests. For equity securities, market risk is the possibility of change in price caused by stock market price changes; for debt securities, market risk is the possibility that the price will fall because of changing interest rates. For equity securities, financial risk is the possibility that the price of the security will fall because of poor earnings performance by the issuer. For debt securities, financial risk is the possibility that a bond issuer will fail to make timely payments of interest or principal to the Fund. The Fund is also subject to prepayment risk.

     A Fund may also invest in certain derivative instruments, including options, futures contracts, options on futures contracts, forward contracts, swaps, caps, collars, floors, indexed securities, stripped securities and mortgage-backed and other asset-backed securities. The use of derivative instruments involves special risks. See "Risks of Derivative Instruments" for further information on the risks of investing in these instruments.

Securities and Investment Practices

     The following pages contain more detailed information about types of instruments in which the Funds may invest and strategies WRIMCO may employ in pursuit of the Funds' investment goal(s). A summary of risks associated with these instrument types and investment practices is included as well.

     WRIMCO might not buy all of these instruments or use all of these techniques to the full extent permitted by a Fund's investment policies and restrictions unless it believes that doing so will help a Fund achieve its goal(s).

     Certain of the investment policies and restrictions of each Fund are also stated below. A fundamental policy may not be changed without the approval of the shareholders of that Fund. Operating policies may be changed by the Board of Directors without the approval of the affected shareholders. The goal(s) of a Fund and the type of securities in which a Fund may invest are fundamental policies. Unless otherwise indicated, the types of other assets in which a Fund may invest and other policies are operating policies.

     Policies and limitations are typically considered at the time of purchase; the sale of instruments is usually not required in the event of a subsequent change in circumstances.

     Please see the SAI for further information concerning the following instruments and associated risks and the Funds' investment policies and restrictions.

     Equity Securities. Equity securities represent an ownership interest in an issuer. This ownership interest often gives an investor the right to vote on measures affecting the issuer's organization and operations. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies. The equity securities in which a Fund invests may include preferred stock that converts to common stock either automatically or after a specified period of time or at the option of the issuer.

     Debt Securities. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face value. The debt securities in which a Fund invests may include debt securities whose performance is linked to a specified equity security or securities index.

     Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of quality. As a general matter, however, when interest rates rise, the values of fixed-rate debt securities fall and, conversely, when interest rates fall, the values of fixed-rate debt securities rise. The values of floating and adjustable-rate debt securities are not as sensitive to changes in interest rates as the values of fixed-rate debt securities. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds.

     Lower-quality debt securities are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than high-quality securities and may decline significantly in periods of general economic difficulty. While the market for high-yield, high-risk corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the high-yield, high-risk bond market, especially during periods of economic recession. The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market.

     Valuation becomes more difficult and judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available. Since the risk of default is higher for lower-rated debt securities, WRIMCO's research and credit analysis are an especially important part of managing securities of this type held by a Fund. WRIMCO continuously monitors the issuers of lower-rated debt securities in a Fund's portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

     U.S. Government securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. Government ("U.S. Government Securities"). Not all U.S. Government Securities are backed by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. Government to purchase the agencies' obligations; while others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

     A Fund may invest in zero coupon securities that are "stripped" U.S. Treasury notes and bonds, zero coupon bonds of corporate issuers and other securities that are issued with original issue discount ("OID"). Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon securities do not pay current income, their prices can be very volatile when interest rates change and generally are subject to greater fluctuations in response to changing interest rates than the prices of debt obligations of comparable maturities that make current distributions of interest in cash.

     The Federal tax law requires that a holder of a security with OID accrue a ratable portion of the OID on the security as income each year, even though the holder may receive no interest payment on the security during the year. Accordingly, although a Fund will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have current income attributable to those securities. Nevertheless, for income and excise tax purposes each Fund annually must distribute to its shareholders substantially all of its net investment income, including OID. Accordingly, each Fund will be required to include in its dividends an amount equal to the income attributable to its zero coupon and other OID securities. See "Taxes" in the SAI. Those dividends will be paid from a Fund's cash assets or by liquidation of portfolio securities, if necessary, at a time when the Fund otherwise might not have done so.

     Subject to its investment restrictions, a Fund may invest in debt securities rated in any rating category of the established rating services, including securities rated in the lowest category (D by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), and C by Moody's Investors Service, Inc. ("MIS")). In addition, a Fund will treat unrated securities judged by WRIMCO to be of equivalent quality to a rated security to be equivalent to securities having that rating. The rating categories of S&P and MIS are described in Appendix A. While credit ratings are only one factor WRIMCO relies on in evaluating high-yield debt securities, certain risks are associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit ratings for individual securities may change from time to time, and a Fund may retain a portfolio security whose rating has been changed.

     Policies and Restrictions: At least 65% of the total assets of United Bond Fund will be invested during normal market conditions in bonds.

     United Income Fund, United Accumulative Fund and United Science and Technology Fund do not intend to invest in non-investment grade debt securities if, as a result of such investment, more than 5% of that Fund's assets would consist of such investments.

     United Bond Fund does not currently intend to invest more than 20% of its assets in non-investment grade debt securities.

     Debt Holdings, by Ratings. During the fiscal year ended December 31, 1997, the percentage of the assets of United Bond Fund invested in debt securities in each of the rating categories of S&P and the corporate debt securities not rated by an established rating service, determined on a dollar-weighted average, were as follows:

        Percentage of
Rated  Assets of United
by S&P    Bond Fund
------ ----------------
AAA          33.5%
AA           10.3
A            23.6
BBB          17.3
BB           12.6
B             0.6
CCC           0.0
CC            0.0
C             0.0
D             0.0
Unrated (Equivalent to)
-------
AAA           0.8%
AA            0.0
A             0.1
BBB           0.0
BB            0.1
B             0.0
CCC           0.0
CC            0.0
C             0.0
D             0.0

     The percentage of assets in each category was calculated on the basis of a monthly dollar-weighted average. The monthly dollar-weighted average was calculated using the market value of the securities in United Bond Fund's portfolio at the end of each month in the thirteen-month period ended with its last fiscal year, averaged over its last fiscal year. The rating used for each security is that security's rating as of the end of each month and, as ratings may change over time, does not necessarily indicate past or future ratings of any particular security or the ratings of securities in the Fund's portfolio in general. Asset composition of the Fund by rating categories at any particular time does not necessarily indicate future asset composition by rating categories.

     Preferred Stock is also rated by S&P and MIS, as described in Appendix A. The Funds may invest in preferred stock rated in any rating category by an established rating service and unrated preferred stock judged by WRIMCO to be of equivalent quality.

     Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities generally have higher yields than common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities, are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

     The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value.

     Policies and Restrictions: Each Fund may invest in convertible securities as long as WRIMCO determines that it is consistent with the Fund's goal(s) and investment policies.

     Foreign Securities and foreign currencies can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less governmental supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that WRIMCO will be able to anticipate these potential events or counter their effects.

     The considerations noted above generally are intensified for investments in developing countries. A developing country is a nation that, in WRIMCO's opinion, is likely to experience long-term gross domestic product growth above that expected to occur in the United States, the United Kingdom, France, Germany, Italy, Japan and Canada. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

     Certain foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

     Policies and Restrictions: As a fundamental policy, each Fund may purchase an unlimited amount of foreign securities; however, as an operating policy, a Fund may not invest more than 20% of its net assets in foreign securities. As a fundamental policy, less than 5% of the total assets of the Corporation may be invested in securities issued by foreign governments.

     Options, Futures and Other Strategies. A Fund may use certain options, futures contracts, forward currency contracts, swaps, caps, collars, floors, indexed securities, mortgage-backed and other asset-backed securities and certain other strategies described herein to attempt to enhance income or yield or to attempt to reduce the risk of its investments. The strategies described below may be used in an attempt to manage a Fund's foreign currency exposure as well as other risks of a Fund's investments that can affect fluctuation in its net asset value. A Fund may also use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values.

     A Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. A Fund might not use any of these strategies, and there can be no assurance that any strategy that is used will succeed. The risks associated with such strategies are described below. Also see the SAI for more information on these instruments and strategies and their risk considerations.

     Policies and Restrictions: Subject to the further limitations stated in the SAI, generally a Fund may purchase and sell any type of derivative instrument including, without limitation, futures contracts, options, forward contracts, swaps, caps, collars, floors and indexed securities. However, a Fund will only purchase or sell a particular derivative instrument if the Fund is authorized to invest in the type of asset by which the return on, or value of, the derivative instrument is primarily measured or, with respect to foreign currency derivatives, if the Fund is authorized to invest in foreign securities.

     Options. A Fund may engage in certain strategies involving options to attempt to enhance its income or yield or to attempt to reduce the overall risk of its investments. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon exercise price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon exercise price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

     Options offer large amounts of leverage, which will result in a Fund's net asset value being more sensitive to changes in the value of the related investment. There is no assurance that a liquid secondary market will exist for exchange-listed options. The market for options that are not listed on an exchange may be less active than the market for exchange-listed options. A Fund will be able to close a position in an option it has written only if there is a market for the offsetting put or call. If a Fund is not able to enter into an offsetting closing transaction on an option it has written, it will be required to maintain the securities, or cash in the case of an option on an index, subject to the call or the collateral underlying the put until a closing purchase transaction can be entered into or the option expires. Because index options are settled in cash, a Fund cannot provide in advance for its potential settlement obligations on a call it has written on an index by holding the underlying securities. The Fund bears the risk that the value of the securities it holds will vary from the value of the index.

     Futures Contracts and Options on Futures Contracts. When a Fund purchases a futures contract, it incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. When a Fund sells a futures contract, it incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed-upon price.

     When a Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If a Fund writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position. When the Fund purchases an option on a futures contract, it acquires the right, in return for the premium it pays, to assume a position in the futures contract (a long position if the option is a call and a short position if the option is a put).

     Forward Currency Contracts and Foreign Currencies. A Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions in order to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and a foreign currency. For example, when WRIMCO anticipates purchasing or selling a security denominated in a foreign currency, the Fund may enter into a forward currency contract in order to set the exchange rate at which the transaction will be made. A Fund also may enter into a forward currency contract to sell an amount of a foreign currency approximating the value of some or all of the Fund's securities positions denominated in such currency. A Fund may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if WRIMCO anticipates that there will be a correlation between the two currencies.

     A Fund may also use forward currency contracts to shift the Fund's exposure to foreign currency exchange rate changes from one foreign currency to another. For example, if the Fund owns securities denominated in a foreign currency and WRIMCO believes that currency will decline relative to another currency, it might enter into a forward currency contract to sell the appropriate amount of the first foreign currency with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies a Fund's exposure to foreign currency exchange rate fluctuations. A Fund may also purchase forward currency contracts to enhance income when WRIMCO anticipates that the foreign currency will appreciate in value, but securities denominated in that currency do not present attractive investment opportunities.

     Successful use of forward currency contracts depends on WRIMCO's skill in analyzing and predicting currency values. Forward currency contracts may substantially change a Fund's investment exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as WRIMCO anticipates. There is no assurance that WRIMCO's use of forward currency contracts will be advantageous to the Fund or that it will hedge at an appropriate time.

     A Fund may also purchase and sell foreign currency and invest in foreign currency deposits. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged.

     Indexed Securities. Each Fund may purchase indexed securities, which are securities the value of which varies in relation to the value of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators, subject to its operating policy regarding derivative instruments. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments.

     Swaps, Caps, Collars and Floors. Each Fund may enter into swaps, caps, collars and floors as described below. A Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to attempt to enhance income or yield.

     Swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling such floor. A collar combines elements of buying a cap and selling a floor.

     Depending on how they are used, the swap, cap, collar and floor agreements used by a Fund may also increase or decrease the overall volatility of its investments and its share price and yield. The most significant factor in the performance of these agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund.

     A Fund usually will enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If, however, an agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. The creditworthiness of firms with which a Fund enters into swaps, caps, collars or floors will be monitored by WRIMCO in accordance with procedures adopted by the Board of Directors. If a firm's creditworthiness declines, the value of an agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The Funds understand that the position of the staff of the Securities and Exchange Commission is that assets involved in such transactions are illiquid and are, therefore, subject to the limitations on investment in illiquid investments as described in the SAI.

     Mortgage-Backed and Other Asset-Backed Securities are bonds backed by specific types of assets. Mortgage-backed securities represent direct or indirect interests in pools of underlying mortgage loans that are secured by real property. U.S. Government mortgage-backed securities are issued or guaranteed as to principal and interest (but not as to market value) by Ginnie Mae, Fannie Mae (formerly, the Federal National Mortgage Association), the Federal Home Loan Mortgage Corporation or other government-sponsored enterprises. Other mortgage-backed securities are sponsored or issued by private entities, including investment banking firms and mortgage originators.

     Mortgage-backed securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations. Multiple-class mortgage-backed securities are referred to in this prospectus as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

     For example, interest-only ("IO") classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government guaranteed or considered to be of the highest quality. Conversely, principal-only ("PO") classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other CMOs involve special risks, and evaluating them requires special knowledge.

     When interest rates decline and homeowners refinance their mortgages, mortgage-backed bonds may be paid off more quickly than investors expect. When interest rates rise, mortgage-backed bonds may be paid off more slowly than originally expected. Changes in the rate or "speed" of these prepayments can cause the value of mortgage-backed securities to fluctuate rapidly.

     Other asset-backed securities are similar to mortgage-backed securities, except that the underlying assets securing the debt are different. These underlying assets may be nearly any type of financial asset or receivable, such as motor vehicle installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from credit cards.

     The yield characteristics of mortgage-backed and other asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage-backed and other asset-backed securities may also decrease in value as a result of increases in interest rates and, because of prepayments, may benefit less than other bonds from declining interest rates. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a Fund's yield. Actual prepayment experience may cause the yield of a mortgage-backed security to differ from what was assumed when the Fund purchased the security.

     The market for privately issued mortgage-backed and other asset-backed securities is smaller and less liquid than the market for U.S. Government mortgage-backed securities. CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

     Risks of Derivative Instruments. The use of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, collars and floors, and the investment in indexed securities, stripped securities and mortgage-backed and other asset-backed securities involve special risks, including (i) possible imperfect or no correlation between price movements of the portfolio investments (held or intended to be purchased) involved in the transaction and price movements of the instruments involved in the transaction,
(ii) possible lack of a liquid secondary market for any particular instrument at a particular time, (iii) the need for additional portfolio management skills and techniques, (iv) losses due to unanticipated market price movements, (v) the fact that, while such strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in investments involved in the transaction, (vi) incorrect forecasts by WRIMCO concerning interest or currency exchange rates or direction of price fluctuations of the investment involved in the transaction, which may result in the strategy being ineffective, (vii) loss of premiums paid by a Fund on options it purchases, and (viii) the possible inability of a Fund to purchase or sell a portfolio security at a time when it would otherwise be favorable for it to do so, or the possible need for a Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate assets in connection with such transactions and the possible inability of a Fund to close out or liquidate its position.

     For a hedging strategy to be completely effective, the price change of the hedging instrument must equal the price change of the investment being hedged. The risk of imperfect correlation of these price changes increases as the composition of a Fund's portfolio diverges from instruments underlying a hedging instrument. Such equal price changes are not always possible because the investment underlying the hedging instruments may not be the same investment that is being hedged. WRIMCO will attempt to create a closely correlated hedge but hedging activity may not be completely successful in eliminating market value fluctuation.

     WRIMCO may use derivative instruments for hedging purposes to adjust the risk characteristics of a Fund's portfolio of investments and may use these instruments to adjust the return characteristics of a Fund's portfolio of investments. The use of derivative techniques for speculative purposes can increase investment risk. If WRIMCO judges market conditions incorrectly or employs a strategy that does not correlate well with a Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised or if there is not a liquid secondary market to close out a position that a Fund has entered into.

     The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by WRIMCO may still not result in a successful transaction. WRIMCO may be incorrect in its expectations as to the extent of various interest or currency exchange rate or stock market movements or the time span within which the movements take place.

     Options and futures transactions may increase portfolio turnover rates, which results in correspondingly greater commission expenses and transactions costs and may result in certain tax consequences.

     New financial products and risk management techniques continue to be developed. Each Fund may use these instruments and techniques to the extent consistent with its goal(s), investment policies and regulatory requirements applicable to investment companies.

     When-Issued and Delayed-Delivery Transactions are trading practices in which payment and delivery for the securities take place at a future date. The market value of a security could change during this period, which could affect a Fund's yield.

     When purchasing securities on a delayed-delivery basis, a Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. When a Fund sells a security on a delayed-delivery basis, a Fund does not participate in further gains or losses with respect to the security.
If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a Fund could miss a favorable price or yield opportunity, or could suffer a loss.

     Policies and Restrictions: Each Fund may purchase securities in which it may invest on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis.

     Repurchase Agreements. In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.

     Policies and Restrictions: Each Fund may purchase securities subject to repurchase agreements if, as a result, no more than 10% of its net assets would consist of illiquid investments (which include repurchase agreements not terminable within seven days).

     Restricted Securities and Illiquid Investments. Restricted securities are securities that are subject to legal or contractual restrictions on resale. Restricted securities may be illiquid due to restrictions on their resale. Certain restricted securities may be determined to be liquid in accordance with guidelines adopted by the Corporation's Board of Directors.

     Illiquid investments may be difficult to sell promptly at an acceptable price. Difficulty in selling securities may result in a loss or may be costly to a Fund.

     Policies and Restrictions: A Fund may not purchase a security if as a result more than 10% of its net assets would consist of illiquid investments.

     Diversification. Diversifying a Fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry.

     Policies and Restrictions: As a fundamental policy, a Fund may not, with respect to 75% of its total assets, purchase securities of any one issuer (other than cash items and "Government securities" as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), if immediately after and as a result of such purchase, (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of such issuer.

     As a fundamental policy, no Fund other than United Science and Technology Fund may buy a security if, as a result, 25% or more of the Fund's total assets would then be invested in securities of companies in any one industry.

     Borrowing. As a fundamental policy, the Funds may not borrow money; however, this policy shall not prevent a Fund from pledging its assets in connection with its purchase and sale of futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments.

     Lending. Securities loans may be made on a short-term or long-term basis for the purpose of increasing a Fund's income. This practice could result in a loss or a delay in recovering a Fund's securities. Loans will be made only to parties deemed by WRIMCO to be creditworthy.

     Policies and Restrictions: As a fundamental policy, a Fund will not lend more than 10% of its assets at any one time, and such loans must be on a collateralized basis in accordance with applicable regulatory requirements.

     Other Instruments may include warrants, rights and securities of closed-end investment companies. As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees.

     Policies and Restrictions: As a fundamental policy, each Fund may purchase shares of other investment companies that do not redeem their shares, but not more than 10% of the total assets of the Corporation may be invested in such shares. Each Fund does not currently intend to invest more than 5% of its assets in the shares of other investment companies.

     Each Fund, other than United Science and Technology Fund, does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation. This restriction does not apply to any obligations issued or guaranteed by the U.S. government or a state or local government authority, or their respective agencies or instrumentalities, or to collateralized mortgage obligations, other mortgage-related securities, asset-backed securities, indexed securities or over-the-counter derivative financial instruments.

About Your Account


     Class Y shares are designed for institutional investors or others investing through certain intermediaries. Class Y shares are available for purchase by:

 . participants of employee benefit plans established under section 403(b) or section 457, or qualified under section 401, including 401(k) plans, of the Internal Revenue Code of 1986, as amended (the "Code"), when the plan has 100 or more eligible employees and holds the shares in an omnibus account on the Fund's records;

 . banks, trust institutions, investment fund administrators and other third parties investing for their own accounts or for the accounts of their customers where such investments for customer accounts are held in an omnibus account on the Fund's records;

 . government entities or authorities and corporations whose investment within the first twelve months after initial investment is $10 million or more; and

 . certain retirement plans and trusts for employees and account representatives of Waddell & Reed, Inc. and its affiliates.

Buying Shares

     You may buy shares of the Funds through Waddell & Reed, Inc. and its account representatives. To open your account you must complete and sign an application. Your Waddell & Reed, Inc. account representative can help you with any questions you might have.

     The price to buy a share of each Fund, called the offering price, is calculated every business day.

     The offering price of a Class Y share (price to buy one Class Y share) is each Fund's Class Y net asset value ("NAV").

     To purchase by wire, you must first obtain an account number by calling 1-800-366-5465, then mail a completed application to Waddell & Reed, Inc., P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 or fax it to 913-236-5044. Instruct your bank to wire the amount you wish to invest to UMB Bank, n.a., ABA Number 101000695, W&R Underwriter Account Number 0007978, FBO Customer Name and Account Number.

     To purchase by check, make your check payable to Waddell & Reed, Inc. Mail the check, along with your completed account application, to Waddell & Reed, Inc., P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

     You may also buy shares of certain of the Funds indirectly through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements to buy shares.

     A Fund's Class Y NAV is the value of a single Class Y share. The Class Y NAV is computed by adding, with respect to that class, the value of a Fund's investments, cash and other assets, subtracting its liabilities, and then dividing the result by the number of Class Y shares outstanding.

     The securities in each Fund's portfolio that are listed or traded on an exchange are valued primarily using market quotations or, if market quotations are not available, at their fair value in a manner determined in good faith by or at the direction of the Board of Directors. Bonds are generally valued according to prices quoted by a third-party pricing service. Short-term debt securities are valued at amortized cost, which approximates market value. Other assets are valued at their fair value by or at the direction of the Board of Directors.

     A Fund is open for business each day the New York Stock Exchange (the "NYSE") is open. The Funds normally calculate their NAVs as of the later of the close of business of the NYSE, normally 4 p.m. Eastern time, or the close of the regular session of any other securities or commodities exchange on which an option or futures contract held by a Fund is traded.

     When you place an order to buy shares, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:

 . Orders are accepted only at the home office of Waddell & Reed, Inc.
 . All of your purchases must be made in U.S. dollars.
 . If you buy shares by check, and then sell those shares by any method other than by exchange to another Fund in the United Group, the payment may be delayed for up to ten days to ensure that your previous investment has cleared.
 . The Funds do not issue certificates representing Class Y shares of the Funds.
 .    If you purchase Fund shares from certain broker-dealers, banks or other authorized third parties, the Fund will be deemed to have received your purchase order when that third party (or its designee) has received your order. Your order will receive the offering price next calculated after the order has been received in proper form by the authorized third party (or its designee). You should consult that firm to determine the time by which it must receive your order for you to purchase Fund shares at that day's price.

     When you sign your account application, you will be asked to certify that your Social Security or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.

     Waddell & Reed, Inc. reserves the right to reject any purchase orders, including purchases by exchange, and it and the Funds reserve the right to discontinue offering Fund shares for purchase.

Minimum Investments

To Open an Account

For a government entity or authority or for a corporation: $10 million (within first twelve months)

For other investors:     Any amount

Adding to Your Account

     You can make additional investments of any amount at any time.

     To add to your account by wire: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, W&R Underwriter Account Number 0007978, FBO Customer Name and Account Number.

     To add to your account by mail: Make your check payable to Waddell & Reed, Inc. Mail the check along with a letter stating your account number, the account registration and that you wish to purchase Class Y shares of a Fund to:

Waddell & Reed, Inc.
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217

     If you purchase Fund shares from certain broker-dealers, banks or other authorized third parties, additional purchases may be made through that firm.

Selling Shares

     You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

     The redemption price (price to sell one Class Y share) is the Fund's Class Y NAV.

     To sell shares by telephone or fax: If you have elected this method in your application or by subsequent authorization, call 1-800-366-5465 or fax your request to 913-236-5044 and give your instructions to redeem shares and make payment by wire to your pre-designated bank account or by check to you at the address on the account.

     To sell shares by written request: Complete an Account Service Request form, available from your Waddell & Reed account representative, or write a letter of instruction with:

 . the name on the account registration;
 . the Fund's name;
 . the Fund account number;
 . the dollar amount or number of shares to be redeemed; and . any other applicable requirements listed in the table below.

     Deliver the form or your letter to your Waddell & Reed account representative, or mail it to:

Waddell & Reed, Inc.
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217

     Unless otherwise instructed, Waddell & Reed, Inc. will send a check to the address on the account.

                    Special Requirements for Selling Shares

  Account Type          Special Requirements

Retirement       The written instructions must
Account          be signed by a properly
                 authorized person.

Trust            The trustee must sign the
                 written instructions
                 indicating capacity as
                 trustee.  If the trustee's
                 name is not in the account
                 registration, provide a
                 currently certified copy of
                 the trust document.

Business or      At least one person authorized
Organization     by corporate resolution to act
                 on the account must sign the
                 written instructions.

     When you place an order to sell shares, your shares will be sold at the next NAV calculated after receipt of a written request for redemption in good order by Waddell & Reed, Inc. at its home office. Note the following:

 . If more than one person owns the shares, each owner must sign the written request.
 . If you recently purchased the shares by check, a Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide to the Fund telephone or written assurance, satisfactory to the Fund, that the check has cleared and been honored. If no such assurance is given, payment of the redemption proceeds on these shares will be delayed until the earlier of 10 days or the date the Fund is able to verify that your purchase check has cleared and been honored.
 . Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission.
 . Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities.
 .    If you purchased Fund shares from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. The Fund will be deemed to have received your order to sell shares when that firm (or its designee) has received your order. Your order will receive the offering price next calculated after the order has been received in proper form by the authorized firm (or its designee). You should consult that firm to determine the time by which it must receive your order for you to sell Fund shares at that day's price.

     Each Fund reserves the right to require a signature guarantee on certain redemption requests. This requirement is designed to protect you and Waddell & Reed, Inc. from fraud. A Fund may require a signature guarantee in certain situations such as:

 . the request for redemption is made by a corporation, partnership or fiduciary;
 . the request for redemption is made by someone other than the owner of record;
  or
 . the check is being made payable to someone other than the owner of record.

     Each Fund will accept a signature guarantee from a national bank, a federally chartered savings and loan or a member firm of a national stock exchange or other eligible guarantor in accordance with procedures of the Fund's transfer agent. A notary public cannot provide a signature guarantee.

Telephone Transactions

     The Corporation and its agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. The Corporation will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Corporation fails to do so, the Corporation may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.

Shareholder Services

     Waddell & Reed provides a variety of services to help you manage your account.

Personal Service

     Your local Waddell & Reed account representative is available to provide personal service. Additionally, one toll-free call, 1-800-366-5465, connects you to a Customer Service Representative or TeleWaddell, our automated customer telephone service. During normal business hours, our Customer Service staff is available to respond to your inquiries or update your account records. At almost any time of the day or night, you may access TeleWaddell from a touch-tone phone to:

 . Obtain information about your accounts;

 . Obtain price information about other funds in the United Group; or

 . Request duplicate statements.


Reports

     Statements and reports sent to you include the following:

 . confirmation statements (after every purchase, exchange, transfer or redemption)
 . year-to-date statements (quarterly)
 . annual and semiannual reports (every six months)

     To reduce expenses, only one copy of the most recent annual and semiannual reports will be mailed to your household, even if you have more than one account with the Fund. Call the telephone number listed above for Customer Service if you need copies of annual or semiannual reports or historical account information.

Exchanges

     You may sell your Class Y shares and buy Class Y shares of other funds in the United Group or Class A shares of United Cash Management, Inc. You may exchange only into funds that are legally registered for sale in your state of residence. Note that exchanges out of a Fund may have tax consequences for you. Before exchanging into a fund, read its prospectus.

     The Funds reserve the right to terminate or modify these exchange privileges at any time, upon notice in certain instances.

Distributions and Taxes

Distributions

     Each Fund distributes substantially all of its net investment income and net capital gains to its shareholders each year. Ordinarily, dividends are distributed from a Fund's net investment income, which includes accrued interest, earned OID, dividends and other income earned on portfolio assets less expenses, at the following times: United Accumulative Fund and United Science and Technology Fund, semiannually in June and December; United Income Fund, quarterly in March, June, September and December; and United Bond Fund, monthly. Net capital gains (and any net gains from foreign currency transactions) ordinarily are distributed in December. Each Fund may make additional distributions if necessary to avoid Federal income or excise taxes on certain undistributed income and capital gains.

     Distribution Options. When you open an account, specify on your application how you want to receive your distributions. Each Fund offers three options:

1.Share Payment Option. Your dividend and capital gains and other distributions will be automatically paid in additional Class Y shares of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2.Income-Earned Option. Your capital gains and other distributions will be automatically paid in Class Y shares, but you will be sent a check for each dividend distribution.

3.Cash Option. You will be sent a check for your dividend and capital gains and other distributions.

     For retirement accounts, all distributions are automatically paid in Class Y shares.

Taxes

     Each Fund, which is treated as a separate corporation for Federal income tax purposes, has qualified and intends to continue to qualify for treatment as a regulated investment company under the Code so that it will be relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net short-term capital gains and net gains from certain foreign currency transactions) and net capital gains (the excess of net long-term capital gain over net short-term capital loss) that are distributed to its shareholders.

     There are certain tax requirements that all Funds must satisfy in order to avoid Federal taxation. In its effort to adhere to these requirements, each Fund may have to limit its investment activity in some types of instruments.

     As with any investment, you should consider how your investment in a Fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications:

     Taxes on distributions. Dividends from a Fund's investment company taxable income are generally taxable to you as ordinary income whether received in cash or paid in additional Fund shares. Distributions of a Fund's net capital gains, when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. Under the Taxpayer Relief Act of 1997 ("1997 Act"), different maximum tax rates apply to a noncorporate taxpayer's net capital gain depending on the taxpayer's holding period and marginal rate of Federal income tax - generally, 28% for gain recognized on securities held for more than one year but not more than 18 months and 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on securities held for more than 18 months. The Internal Revenue Service permits a Fund to divide each net capital gain distribution into a 28% rate gain distribution and a 20% rate gain distribution (in accordance with the Fund's holding periods for the securities it sold that generated the distributed gain) and requires Fund shareholders to treat those portions accordingly.

     Each Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year including the portions of capital gains distributions, if any, subject to the different maximum rates of tax applicable under the 1997 Act.

     A portion of the dividends paid by a Fund, whether received in cash or paid in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by a Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

     Withholding. Each Fund is required to withhold 31% of all dividends, capital gains distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate from dividends and capital gains distributions also is required for such shareholders who otherwise are subject to backup withholding.

     Taxes on transactions. Your redemption of Fund shares will result in taxable gain or loss to you, depending on whether the redemption proceeds are more or less than your adjusted basis for the redeemed shares. An exchange of Fund shares for shares of any other fund in the United Group generally will have similar tax consequences. In addition, if you purchase Fund shares within thirty days before or after redeeming other Fund shares (regardless of class) at a loss, part or all of that loss will not be deductible and will increase the basis of the newly purchased shares.

     State income taxes. The portion of the dividends paid by United Bond Fund and United Income Fund (and, to a lesser extent, the other Funds) attributable to the interest earned on its U.S. Government Securities generally is not subject to state and local income taxes, although distributions by any Fund to its shareholders of net realized gains on the disposition of those securities are fully subject to those taxes. You should consult your tax adviser to determine the taxability of dividends and other distributions by the Funds in your state and locality.

     The foregoing is only a summary of some of the important Federal tax considerations generally affecting each Fund and its shareholders; see the SAI for a more detailed discussion. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

About the Management and Expenses of the Funds

     United Funds, Inc. is a mutual fund: an investment that pools shareholders' money and invests it toward a specified goal. In technical terms, the Corporation is an open-end management investment company organized as a corporation under Maryland law on February 21, 1974, as successor to a Delaware corporation which commenced operations in 1940.

     The Corporation is governed by a Board of Directors, which has overall responsibility for the management of its affairs. The majority of directors are not affiliated with Waddell & Reed, Inc.

     The Corporation has four series of shares (the "Funds"), each of which operates as a separate mutual fund with separate assets and liabilities. Each Fund is a diversified fund. In addition to the Class Y shares offered by this Prospectus, the Corporation has issued and outstanding Class A shares which are offered by Waddell & Reed, Inc. through a separate prospectus. Class A shares are subject to a sales charge on purchases but are not subject to redemption fees. Class A shares are subject to a Rule 12b-1 fee at an annual rate of up to 0.25% of each Fund's average net assets attributable to Class A shares. Additional information about Class A shares may be obtained by calling or writing to Waddell & Reed, Inc. at the telephone number or address on the inside back cover of this Prospectus.

     The Corporation does not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in a fundamental investment policy, which require shareholder approval will be presented to shareholders at a meeting called by the Board of Directors for such purpose.

     Special meetings of shareholders may be called for any purpose upon receipt by a Fund of a request in writing signed by shareholders holding not less than 25% of all shares entitled to vote at such meeting, provided certain conditions stated in the Bylaws of the Corporation are met. There will normally be no meeting of the shareholders for the purpose of electing directors until such time as less than a majority of directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. To the extent that Section 16(c) of the 1940 Act applies to the Corporation, the directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the shareholders of record of not less than 10% of a Fund's outstanding shares.

     Each share (regardless of class) has one vote. All shares of a Fund (and classes thereof) vote together as a single class, except as to any matter for which a separate vote of any Fund or class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular Fund or classes, in which case only the shareholders of the affected Fund or class are entitled to vote, each as a separate class. Shares are fully paid and nonassessable when purchased.

WRIMCO and Its Affiliates

     The Funds are managed by WRIMCO, subject to the authority of the Corporation's Board of Directors. WRIMCO provides investment advice to each of the Funds and supervises each Fund's investments. Waddell & Reed, Inc. and its predecessors have served as investment manager to each of the registered investment companies in the United Group of Mutual Funds, except United Asset Strategy Fund, Inc., since 1940 or the inception of the company, whichever was later, and to TMK/United Funds, Inc. since that Fund's inception, until January 8, 1992, when it assigned its duties as investment manager and assigned its professional staff for investment management services to WRIMCO. WRIMCO has also served as investment manager for Waddell & Reed Funds, Inc. since its inception in September 1992 and United Asset Strategy Fund, Inc. since it commenced operations in March 1995.

     James C. Cusser is primarily responsible for the day-to-day management of the portfolio of United Bond Fund. Mr. Cusser has held his Fund responsibilities since September 1992. He is Vice President of WRIMCO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Cusser has served as the portfolio manager for the Fund and other investment companies managed by WRIMCO and has been an employee of WRIMCO since August 1992.

     Russell E. Thompson and James D. Wineland are primarily responsible for the day-to-day management of the portfolio of United Income Fund. Mr. Thompson has held his Fund responsibilities since February 1979. He is Senior Vice President of WRIMCO and Senior Vice President of Waddell & Reed Asset Management Company, an affiliate of WRIMCO. He is Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Thompson has served as the portfolio manager for investment companies managed by Waddell & Reed, Inc. and its successor, WRIMCO, since January 1976, and has been an employee of Waddell & Reed, Inc. and its successor, WRIMCO, since March 1971.

     Mr. Wineland has held his Fund responsibilities since July 1, 1997. He is Vice President of WRIMCO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Wineland has served as the portfolio manager for investment companies managed by Waddell & Reed, Inc. and its successor, WRIMCO, since January 1988 and has been an employee of Waddell & Reed, Inc. and its successor, WRIMCO, since November 1984.

     Antonio Intagliata is primarily responsible for the day-to-day management of the portfolio of United Accumulative Fund. Mr. Intagliata has held his Fund responsibilities since November 1979. He is Senior Vice President of WRIMCO and Vice President of the Fund. Mr. Intagliata has served as the portfolio manager for investment companies managed by Waddell & Reed, Inc., and its successor, WRIMCO, since February 1979 and has been an employee of Waddell & Reed, Inc. and its successor, WRIMCO, since June 1973.

     Abel Garcia is primarily responsible for the day-to-day management of the portfolio of United Science and Technology Fund. Mr. Garcia has held his Fund responsibilities since January 1984. He is Vice President of WRIMCO, Vice President of Waddell & Reed Asset Management Company, an affiliate of WRIMCO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Garcia has been an employee of Waddell & Reed, Inc. and its successor, WRIMCO, since August 1983.

     Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to a Fund's investments.

     Waddell & Reed, Inc. serves as the Corporation's underwriter and as underwriter for each of the other funds in the United Group of Mutual Funds and Waddell & Reed Funds, Inc. and acts as the principal underwriter and distributor for variable life insurance and variable annuity policies issued by United Investors Life Insurance Company for which TMK/United Funds, Inc. is the underlying investment vehicle.

     Waddell & Reed Services Company acts as transfer agent ("Shareholder Servicing Agent") for the Corporation and processes the payments of dividends. Waddell & Reed Services Company also acts as agent ("Accounting Services Agent") in providing bookkeeping and accounting services and assistance to the Corporation and pricing daily the value of shares of the Funds.

     WRIMCO and Waddell & Reed Services Company are subsidiaries of Waddell & Reed, Inc. Waddell & Reed, Inc. is a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company, and a subsidiary of Waddell & Reed Financial, Inc., a holding company, and Torchmark Corporation, a holding company.

     WRIMCO places transactions for the portfolio of each Fund and in doing so may consider sales of Fund shares as a factor in the selection of brokers to execute portfolio transactions, subject to best execution. For further information concerning Fund portfolio transactions, please see "Portfolio Transactions and Brokerage" in the SAI.

Breakdown of Expenses

     Like all mutual funds, the Funds pay fees related to their daily operations. Expenses paid out of each Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

     Each Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. Each Fund also pays other expenses, which are explained below.

Management Fee

     The management fee of each Fund is calculated by adding a group fee to a specific fee. It is accrued and paid to WRIMCO daily.

     The specific fee is computed on each Fund's net asset value as of the close of business each day at the annual rate of .03 of 1% of the net assets of United Bond Fund, .15 of 1% of the net assets of United Income Fund and United Accumulative Fund and .20 of 1% of the net assets of United Science and Technology Fund. The group fee is a pro rata participation based on the relative net asset size of each Fund in the group fee computed each day on the combined net asset values of all the funds in the United Group at the annual rates shown in the following table:

Group Fee Rate

               Annual
Group Net      Group
Asset Level    Fee Rate
(all dollars   For Each
in millions)   Level
------------   --------

From $0
to $750       .51 of 1%

From $750
to $1,500     .49 of 1%

From $1,500
to $2,250     .47 of 1%

From $2,250
to $3,000     .45 of 1%

From $3,000
to $3,750     .43 of 1%

From $3,750
to $7,500     .40 of 1%

From $7,500
to $12,000    .38 of 1%

Over $12,000  .36 of 1%

     Growth in assets of the United Group assures a lower group fee rate.

     The combined net asset values of all of the funds in the United Group were approximately $17.8 billion as of December 31, 1997.

     For the fiscal year ended December 31, 1997, management fees for each Fund as a percent of each Fund's net assets were as follows: United Bond Fund 0.43%, United Income Fund 0.55%, United Accumulative Fund 0.55%, United Science and Technology Fund 0.60%.

Other Expenses

     While the management fee is a significant component of each Fund's annual operating costs, the Funds have other expenses as well.

     Each Fund pays the Accounting Services Agent a monthly fee based on the average net assets of the Fund for accounting services. With respect to its Class Y shares, each Fund pays the Shareholder Servicing Agent a monthly fee based on the average daily net assets of the class for the preceding month.

     Each Fund also pays other expenses, such as fees and expenses of certain directors, audit and outside legal fees, costs of materials sent to shareholders, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by the Fund under federal or other securities laws and to the Investment Company Institute, and extraordinary expenses including litigation and indemnification relative to litigation.

     A Fund cannot precisely predict what its portfolio turnover rate will be, but each Fund may have a high portfolio turnover. United Accumulative Fund may engage in short-term trading and have a corresponding high turnover rate. A higher turnover will increase transaction and commission costs and could generate taxable income or loss.

                                   APPENDIX A

     The following are descriptions of some of the ratings of securities which a Fund may use. A Fund may also use ratings provided by other nationally recognized statistical rating organizations in determining the securities eligible for investment.

DESCRIPTION OF BOND RATINGS

     Standard & Poor's, a division of The McGraw-Hill Companies, Inc. An S&P corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

1.Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

2.Nature of and provisions of the obligation;

3.Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA also qualifies as high quality debt. Capacity to pay interest and repay principal is very strong, and debt rated AA differs from AAA issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC -- Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC -- The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI -- The rating CI is reserved for income bonds on which no interest is being paid.

     D -- Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace periods. The D rating will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-) -- To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     NR -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

     Debt Obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

     Moody's Investors Service, Inc. A brief description of the applicable MIS rating symbols and their meanings follows:

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol "1" following the rating.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF PREFERRED STOCK RATINGS

     Standard & Poor's, a division of The McGraw-Hill Companies, Inc. An S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

     The preferred stock ratings are based on the following considerations:

1.Likelihood of payment - capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation;

2.Nature of, and provisions of, the issue;

3.Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA -- A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A -- An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB -- An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the 'A' category.

     BB, B, CCC -- Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CC -- The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

     C -- A preferred stock rated C is a non-paying issue.

     D -- A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

     NR -- This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

     Plus (+) or minus (-) -- To provide more detailed indications of preferred stock quality, the rating from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Moody's Investors Service, Inc. Because of the fundamental differences between preferred stocks and bonds, a variation of MIS' familiar bond rating symbols is used in the quality ranking of preferred stock. The symbols are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

     Note: MIS applies numerical modifiers 1, 2 and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Preferred stock rating symbols and their definitions are as follows:

     aaa -- An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa -- An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

     a -- An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa -- An issue which is rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba -- An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b -- An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa -- An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     ca -- An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     c -- This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

United Funds, Inc.

Custodian                     Underwriter
  UMB Bank, n.a.                Waddell & Reed, Inc.
  Kansas City, Missouri         6300 Lamar Avenue
                                P. O. Box 29217
Legal Counsel                   Shawnee Mission, Kansas
  Kirkpatrick & Lockhart LLP       66201-9217
  1800 Massachusetts Avenue, N. W.      (913) 236-2000
  Washington, D. C.  20036      (800) 366-5465

Independent Auditors          Shareholder Servicing Agent
  Deloitte & Touche LLP         Waddell & Reed
  1010 Grand Avenue                Services Company
  Kansas City, Missouri         6300 Lamar Avenue
     64106-2232                 P. O. Box 29217
                                Shawnee Mission, Kansas
Investment Manager                 66201-9217
  Waddell & Reed Investment     (913) 236-2000
     Management Company         (800) 366-5465
  6300 Lamar Avenue
  P. O. Box 29217             Accounting Services Agent
  Shawnee Mission, Kansas       Waddell & Reed
     66201-9217                    Services Company
  (913) 236-2000                6300 Lamar Avenue
  (800) 366-5465                P. O. Box 29217
                                Shawnee Mission, Kansas
                                    66201-9217
                                (913) 236-2000
                                (800) 366-5465


Our INTERNET address is:
  http://www.waddell.com

United Funds, Inc.

Class Y Shares
PROSPECTUS
   March 31, 1998

The United Group of Mutual Funds
United Asset Strategy Fund, Inc.
United Cash Management, Inc.
United Continental Income Fund, Inc.
United Funds, Inc.
  United Bond Fund
  United Income Fund
  United Accumulative Fund
  United Science and Technology Fund
United Gold & Government Fund, Inc.
United Government Securities Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United International Growth Fund, Inc.
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United New Concepts Fund, Inc.
United Retirement Shares, Inc.
United Vanguard Fund, Inc.


printed on recycled paper

   NUP2000-Y(3-98)

                               UNITED FUNDS, INC.

                               6300 Lamar Avenue

                                P. O. Box 29217

                      Shawnee Mission, Kansas  66201-9217

                                 (913) 236-2000
                                 (800) 366-5465

                               March 31, 1998


                      STATEMENT OF ADDITIONAL INFORMATION

     This Statement of Additional Information (the "SAI") is not a prospectus. Investors should read this SAI in conjunction with a prospectus ("Prospectus") for the Class A shares or the Class Y shares, as applicable, of United Funds, Inc. (the "Corporation") dated March 31, 1998, which may be obtained from the Corporation or its underwriter, Waddell & Reed, Inc., at the address or telephone number shown above.


                               TABLE OF CONTENTS

     Performance Information ...............................    2

     Goals and Investment Policies .........................    5

     Investment Management and Other Services ..............   35

     Purchase, Redemption and Pricing of Shares ............   41

     Directors and Officers ................................   57

     Payments to Shareholders ..............................   65

     Taxes .................................................   66

     Portfolio Transactions and Brokerage ..................   71

     Other Information .....................................   74

     Financial Statements ..................................   76

                            PERFORMANCE INFORMATION

     Waddell & Reed, Inc., the Corporation's underwriter, or the Corporation may, from time to time, publish for one or more of the four Funds total return information, yield information and/or performance rankings in advertisements and sales materials.

Total Return

     An average annual total return quotation is computed by finding the average annual compounded rates of return over the one-, five-, and ten-year periods that would equate the initial amount invested to the ending redeemable value. Standardized total return information is calculated by assuming an initial $1,000 investment and, for Class A shares, from which the maximum sales load of 5.75% is deducted. All dividends and distributions are assumed to be reinvested in shares of the applicable class at net asset value for the class as of the day the dividend or distribution is paid. No sales load is charged on reinvested dividends or distributions on Class A shares. The formula used to calculate the total return for a particular class of a Fund is:

              n
      P(1 + T)  =   ERV

     Where :  P =   $1,000 initial payment
              T =   Average annual total return
              n =   Number of years
            ERV =   Ending redeemable value of the $1,000 investment for the
                    periods shown.

     Non-standardized performance information may also be presented. For example, a Fund may also compute total return for its Class A shares without deduction of the sales load in which case the same formula noted above will be used but the entire amount of the $1,000 initial payment will be assumed to have been invested. If the sales charge applicable to Class A shares were reflected, it would reduce the performance quoted for that class.

     The average annual total return quotations for Class A shares with sales load deducted as of December 31, 1997, which is the most recent balance sheet included in this SAI, for the periods shown were as follows:

                          One-year      Five-year    Ten-year
                        period from    period from  period from
                         1-1-97 to      1-1-93 to    1-1-88 to
                          12-31-97       12-31-97    12-31-97
                        -----------    -----------  -----------
United Bond Fund             3.45%          6.53%       8.21%
United Income Fund          20.02          16.36       16.16
United Accumulative Fund    22.13          14.94       14.28
United Science and
  Technology Fund            1.06          15.17       15.30

     The average annual total return quotations for Class A shares without sales load deducted as of December 31, 1997, which is the most recent balance sheet included in this SAI, for the periods shown were as follows:

                          One-year      Five-year    Ten-year
                        period from    period from  period from
                         1-1-97 to      1-1-93 to    1-1-88 to
                          12-31-97       12-31-97    12-31-97
                        -----------    -----------  -----------
United Bond Fund             9.77%          7.80%       8.86%
United Income Fund          27.34          17.75       16.85
United Accumulative Fund    29.58          16.31       14.96
United Science and
  Technology Fund            7.22          16.55       15.98

     Prior to October 1, 1993, United Science and Technology Fund was named United Science and Energy Fund, and its investment policies related to investments in science and energy securities rather than science and technology securities.

     Prior to June 17, 1995, each Fund offered only one class of shares to the public. Shares outstanding on that date were designated as Class A shares. Since that date, Class Y shares of the Funds have been available for certain institutional investors.

     The total return quotations for Class Y shares as of December 31, 1997, which is the most recent balance sheet included in this SAI, for the periods shown were as follows:

                          One year
                           period             Period from
                           ended             inception* to
                     December 31, 1997     December 31, 1997
                       --------------       --------------
United Bond Fund             9.91%                8.08%
United Income Fund          27.49                22.31
United Accumulative Fund    29.67                21.79
United Science and
  Technology Fund            7.43                 5.78

*United Income Fund and United Bond Fund commenced selling Class Y shares on June 19, 1995, United Accumulative Fund commenced selling Class Y shares on July 11, 1995 and United Science and Technology Fund commenced selling Class Y shares on February 27, 1996.

     A Fund may also quote unaveraged or cumulative total return for a class which reflects the change in value of an investment in that class over a stated period of time. Cumulative total returns will be calculated according to the formula indicated above but without averaging the rate for the number of years in the period.

Yield

     A yield quoted for a class of a Fund is computed by dividing the net investment income per share of that class earned during the period for which the yield is shown by the maximum offering price per share of that class on the last day of that period according to the following formula:

                              6
    Yield = 2((((a - b)/cd)+1)  -1)

Where, with respect to a particular class of a Fund:
       a =  dividends and interest earned during the period.
       b =  expenses accrued for the period (net of reimbursements).
       c = the average daily number of shares of the class outstanding during the period that were entitled to receive dividends.
       d = the maximum offering price per share of the class on the last day of the period.

     The yield for United Bond Fund Class A shares computed according to the formula for the 30-day period ended on December 31, 1997, the date of the most recent balance sheet included in this SAI, is 5.62%. The yield for United Bond Fund Class Y shares computed according to the formula for the 30-day period ended on December 31, 1997, the date of the most recent balance sheet included in this SAI, is 6.01%.

     Change in yields primarily reflect different interest rates received by a Fund as its portfolio securities change. Yield is also affected by portfolio quality, portfolio maturity, type of securities held and operating expenses of the applicable class.

Performance Rankings

     Waddell & Reed, Inc. or the Corporation also may, from time to time, publish in advertisements or sales material performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc., or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune or Morningstar Mutual Fund Values. Each class of a Fund may also compare its performance to that of other selected mutual funds or selected recognized market indicators such as the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average. Performance information may be quoted numerically or presented in a table, graph or other illustration.

     All performance information that a Fund advertises or includes in sales material is historical in nature and is not intended to represent or guarantee future results. The value of a Fund's shares when redeemed may be more or less than their original cost.

                         GOALS AND INVESTMENT POLICIES

     The goals and investment policies of United Bond Fund, United Income Fund, United Accumulative Fund and United Science and Technology Fund (each a "Fund" and, collectively, the "Funds") are described in the Prospectus, which refers to the following investment methods and practices.

United Science and Technology Fund

     As described in the Prospectus, the portfolio of United Science and Technology Fund emphasizes science and technology securities. Science and technology securities are securities of companies whose products, processes or services, in the opinion of Waddell & Reed Investment Management Company, the Fund's investment manager ("WRIMCO"), are being or are expected to be significantly benefited by the utilization or commercial application of scientific or technological discoveries or developments in such areas as aerospace, communications and electronic equipment, computer systems, computer software and services, electronics, electronic media, business machines, office equipment and supplies, biotechnology, medical and hospital supplies and services, medical devices and drugs.

United Bond Fund

     This Fund may not purchase any securities other than debt securities if immediately after such purchase more than 10% of the value of the Fund's total assets would consist of such other securities. This 10% limit does not include
(i) any securities required to be sold as promptly as practicable after conversion of convertible debt securities or exercise of warrants, as set forth below, or (ii) premiums paid or received by the Fund as to those put and call options that this Fund is permitted to use, the value of any put or call options or futures contracts held by it or the amount of initial or variation margin deposits as to those puts, calls or futures contracts that it is permitted to use. The debt securities that the Fund may purchase may include convertible debt securities and debt securities with warrants attached. The Fund may convert convertible debt securities and exercise warrants provided that, if as a result of conversion or exercise and/or as a result of warrants becoming separately salable more than 10% of the value of the Fund's total assets consists of non-debt securities, sufficient non-debt securities will be sold as promptly as practicable to reduce the percentage of such non-debt securities held by the Fund to 10% or less of its total assets, less the amounts set forth in (ii) above. Any such sale shall be made with due regard for losses that might result from an unduly hasty disposition. A debt security may not be purchased if, at the time of purchase, it is in default in the payment of interest or if there is less than $1,000,000 principal amount outstanding.

     In selecting debt securities for the portfolio of this Fund, consideration will be given to their yield; this yield would include the yield to maturity in the case of debt securities purchased at a discount. Consideration will also be given to the relative safety of debt securities purchased and, in the case of convertible debt securities, the possibility of capital growth.

     Among the other debt securities in which the Fund may invest are deposits in banks (represented by certificates of deposit or other evidence of deposit issued by such banks) of varying maturities. The Federal Deposit Insurance Corporation insures the principal of certain such deposits ("Insured Deposits"), currently to the extent of $100,000 per bank. Insured Deposits are not marketable, and the Fund will invest in them only within the 10% limit mentioned below under "Illiquid Investments" unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

Securities - General

     The main types of securities in which the Funds may invest include common stock, preferred stock, debt securities and convertible securities, as described in the Prospectus. These securities may include the following securities from time to time.

     Each of the Funds may purchase debt securities whose principal amount at maturity is dependent upon the performance of a specified equity security. The issuer of such debt securities, typically an investment banking firm, is unaffiliated with the issuer of the equity security to whose performance the debt security is linked. Equity-linked debt securities differ from ordinary debt securities in that the principal amount received at maturity is not fixed, but is based on the price of the linked equity security at the time the debt security matures. The performance of equity-linked debt securities depends primarily on the performance of the linked equity security and may also be influenced by interest rate changes. In addition, although the debt securities are typically adjusted for diluting events such as stock splits, stock dividends and certain other events affecting the market value of the linked equity security, the debt securities are not adjusted for subsequent issuances of the linked equity security for cash. Such an issuance could adversely affect the price of the debt security. In addition to the equity risk relating to the linked equity security, such debt securities are also subject to credit risk with regard to the issuer of the debt security. In general, however, such debt securities are less volatile than the equity securities to which they are linked.

     Each of the Funds may also invest in a type of convertible preferred stock that pays a cumulative, fixed dividend that is senior to, and expected to be in excess of, the dividends paid on the common stock of the issuer. At the mandatory conversion date, the preferred stock is converted into not more than one share of the issuer's common stock at the "call price" that was established at the time the preferred stock was issued. If the price per share of the related common stock on the mandatory conversion date is less than the call price, the holder of the preferred stock will nonetheless receive only one share of common stock for each share of preferred stock (plus cash in the amount of any accrued but unpaid dividends). At any time prior to the mandatory conversion date, the issuer may redeem the preferred stock upon issuing to the holder a number of shares of common stock equal to the call price of the preferred stock in effect on the date of redemption divided by the market value of the common stock, with such market value typically determined one or two trading days prior to the date notice of redemption is given. The issuer must also pay the holder of the preferred stock cash in an amount equal to any accrued but unpaid dividends on the preferred stock. This convertible preferred stock is subject to the same market risk as the common stock of the issuer, except to the extent that such risk is mitigated by the higher dividend paid on the preferred stock. The opportunity for equity appreciation afforded by an investment in such convertible preferred stock, however, is limited, because in the event the market value of the issuer's common stock increases to or above the call price of the preferred stock, the issuer may (and would be expected to) call the preferred stock for redemption at the call price. This convertible preferred stock is also subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock. Generally, convertible preferred stock is less volatile than the related common stock of the issuer.

Specific Securities and Investment Practices

U.S. Government Securities

     Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities") include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than ten years). All such Treasury securities are backed by the full faith and credit of the United States.

     U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Fannie Mae (formerly, the Federal National Mortgage Association), Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("Ginnie Mae"), General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("Freddie Mac"), Farm Credit Banks, Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation and the Student Loan Marketing Association.

     Securities issued or guaranteed by U.S. Government agencies and instrumentalities are not always supported by the full faith and credit of the United States. Some, such as securities issued by the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by Fannie Mae, are supported only by the credit of the instrumentality and by a pool of mortgage assets. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. United Bond Fund will invest in securities of agencies and instrumentalities only if WRIMCO is satisfied that the credit risk involved is acceptable.

     U.S. Government Securities may include mortgage-backed securities issued by U.S. Government agencies or instrumentalities including, but not limited to, Ginnie Mae, Freddie Mac and Fannie Mae. These mortgage-backed securities include pass-through securities, participation certificates and collateralized mortgage obligations. See "Mortgage-Backed and Asset-Backed Securities."
Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States.
It is possible that the availability and the marketability (i.e., liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. Government to tighten the availability of its credit.

Zero Coupon Securities

     A broker-dealer creates a derivative zero by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

     The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. Government, a government agency, or a corporation in zero coupon form.

Mortgage-Backed and Asset-Backed Securities

     Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to in this SAI as "CMOs." The U.S. Government mortgage-backed securities in which the Fund may invest include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by Ginnie Mae, Fannie Mae, or Freddie Mac. Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. These credit enhancements do not protect investors from changes in market value.

     Each Fund may purchase mortgage-backed securities issued by both government and non-government entities such as banks, mortgage lenders, or other financial institutions. Other types of mortgage-backed securities will likely be developed in the future, and a Fund may invest in them if WRIMCO determines they are consistent with the Fund's goal(s) and investment policies.

     Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security.

     Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed above. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.

     Special Characteristics of Mortgage-Backed and Asset-Backed Securities.
The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date.

     The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificateholders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

     Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed-rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.

Variable or Floating Rate Instruments

     Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

Indexed Securities

     Each Fund may purchase securities the value of which varies in relation to the value of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators, subject to its operating policy regarding derivative instruments. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

     Recent issuers of indexed securities have included banks, corporations and certain U.S. Government agencies. Certain indexed securities that are not traded on an established market may be deemed illiquid.

Foreign Securities and Currency

     As a fundamental policy, each of the Funds may purchase an unlimited amount of foreign securities, but less than 5% of the combined total assets of all of the Funds will consist of securities of foreign governments. As an operating policy, not more than 20% of the net assets of each Fund will be invested in foreign securities. WRIMCO believes that there are investment opportunities as well as risks in investing in foreign securities. Individual foreign economies may differ favorably or unfavorably from the U.S. economy or each other in such matters as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Individual foreign companies may also differ favorably or unfavorably from domestic companies in the same industry. Foreign currencies may be stronger or weaker than the U.S. dollar or than each other. WRIMCO believes that the Funds' ability to invest assets abroad might enable them to take advantage of these differences and strengths where they are favorable.

     Further, an investment in foreign securities may be affected by changes in currency rates and in exchange control regulations (i.e., currency blockage). A Fund may bear a transaction charge in connection with the exchange of currency. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Most foreign stock markets have substantially less volume than the New York Stock Exchange (the "NYSE") and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. There is generally less government regulation of stock exchanges, brokers and listed companies than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in securities of issuers located in those countries. If it should become necessary, a Fund would normally encounter greater difficulties in commencing a lawsuit against the issuer of a foreign security than it would against a U.S. issuer.

Restricted Securities

     Each of the Funds may purchase restricted securities. Restricted securities are subject to legal or contractual restrictions on resale because they are not registered under the Securities Act of 1933, as amended (the "1933 Act"). Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

     There are risks associated with investment in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent a Fund from reselling the securities at a time when such sale would be desirable. Restricted securities in which a Fund seeks to invest need not be listed or admitted to trading on an exchange and may be less liquid than listed securities. See "Illiquid Investments."

Lending Securities

     One of the ways in which a Fund may try to realize income is by lending securities. If a Fund does this, the borrower pays the Fund an amount equal to the dividends or interest on the securities that the Fund would have received if it had not loaned the securities. The Funds also receive additional compensation.

     Any securities loan that a Fund makes must be collateralized in accordance with applicable regulatory requirements (the "Guidelines"). This policy can only be changed by shareholder vote. Under the present Guidelines, the collateral must consist of cash, U.S. Government Securities or bank letters of credit, at least equal in value to the market value of the securities loaned on each day that the loan is outstanding. If the market value of the loaned securities exceeds the value of the collateral, the borrower must add more collateral so that it at least equals the market value of the securities loaned. If the market value of the securities decreases, the borrower is entitled to return of the excess collateral.

     There are two methods of receiving compensation for making loans. The first is to receive a negotiated loan fee from the borrower. This method is available for all three types of collateral. The second method, which is not available when letters of credit are used as collateral, is for a Fund to receive interest on the investment of the cash collateral or to receive interest on the U.S. Government Securities used as collateral. Part of the interest received in either case may be shared with the borrower.

     The letters of credit that a Fund may accept as collateral are agreements by banks (other than the borrowers of the Fund's securities), entered into at the request of the borrower and for its account and risk, under which the banks are obligated to pay to the Fund, while the letter is in effect, amounts demanded by the Fund if the demand meets the terms of the letter. The Fund's right to make this demand secures the borrower's obligations to it. The terms of any such letters and the creditworthiness of the banks providing them (which might include the Fund's custodian bank) must be satisfactory to the Fund.
Under the Fund's current securities lending procedures, each Fund may lend securities only to creditworthy broker-dealers and financial institutions deemed creditworthy by WRIMCO. Each Fund will make loans only under rules of the NYSE, which presently require the borrower to give the securities back to the Fund within five business days after the Fund gives notice to do so. If a Fund loses its voting rights on securities loaned, it will have the securities returned to it in time to vote them if a material event affecting the investment is to be voted on. A Fund may pay reasonable finder's, administrative and custodian fees in connection with loans of securities.

     There may be risks of delay in receiving additional collateral from the borrower if the market value of the securities loaned goes up, risks of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially.

     Some, but not all, of these rules are necessary to meet requirements of certain laws relating to securities loans. These rules will not be changed unless the change is permitted under these requirements. These requirements do not cover the present rules, which may be changed without shareholder vote, as to: (i) whom securities may be loaned; (ii) the investment of cash collateral; or (iii) voting rights.

Repurchase Agreements

     Each of the Funds may purchase securities subject to repurchase agreements if as a result no more than 10% of its net assets would consist of illiquid investments (which include repurchase agreements not terminable within seven days). See "Illiquid Investments." A repurchase agreement is an instrument under which a Fund purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

     The majority of the repurchase agreements in which a Fund would engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk is that a Fund may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the Fund. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value and loss of interest. The return on such collateral may be more or less than that from the repurchase agreement. The Funds' repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by the Funds' custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon. Repurchase agreements are entered into only with those entities approved by WRIMCO on the basis of criteria established by the Board of Directors.

When-Issued and Delayed-Delivery Transactions

     Each Fund may purchase any securities in which it may invest on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis. The securities so purchased or sold by a Fund are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. For example, delivery to a Fund and payment by a Fund in the case of a purchase by it, or delivery by a Fund and payment to it in the case of a sale by a Fund, may take place a month or more after the date of the transaction.
The purchase or sale price are fixed on the transaction date. A Fund will enter into when-issued or delayed-delivery transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. No interest accrues to a Fund until delivery and payment is completed. When a Fund makes a commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of the securities in determining its net asset value per share. The securities so sold by a Fund on a delayed-delivery basis are also subject to market fluctuation; their value when a Fund delivers them may be more than the purchase price the Fund receives. When a Fund makes a commitment to sell securities on a delayed basis, it will record the transaction and thereafter value the securities at the sales price in determining the Fund's net asset value per share.

     Ordinarily a Fund purchases securities on a when-issued or delayed-delivery basis with the intention of actually taking delivery of the securities.
However, before the securities are delivered to the Fund and before it has paid for them (the "settlement date"), the Fund could sell the securities if WRIMCO decided it was advisable to do so for investment reasons. The Fund will hold aside or segregate cash or other securities, other than those purchased on a when-issued or delayed-delivery basis, at least equal to the amount it will have to pay on the settlement date; these other securities may, however, be sold at or before the settlement date to pay the purchase price of the when-issued or delayed-delivery securities.

Warrants and Rights

     Warrants are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. Warrants and rights are highly volatile and, therefore, more susceptible to a sharp decline in value than the underlying security might be. They are also generally less liquid than an investment in the underlying shares.

Illiquid Investments

     Each Fund has an operating policy, which may be changed without shareholder approval, which provides that the Fund may not invest more than 10% of its net assets in illiquid investments. Investments currently considered to be illiquid include: (i) repurchase agreements not terminable within seven days; (ii) securities for which market quotations are not readily available; (iii) over-the-counter ("OTC") options and their underlying collateral; (iv) bank deposits unless they are payable at principal plus accrued interest on demand or within seven days after demand; (v) restricted securities not determined to be liquid pursuant to guidelines established by the Corporation's Board of Directors; (vi) non-government stripped fixed-rate mortgage-backed securities; and (vii) securities involved in swap, cap, collar and floor transactions. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Options, Futures and Other Strategies

     General. As discussed in the Prospectus, WRIMCO may use certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts, forward currency contracts, swaps, caps, collars, floors and indexed securities (collectively, "Financial Instruments") to attempt to enhance income or yield or to attempt to hedge a Fund's investments. Generally, a Fund may purchase and sell any type of Financial Instrument. However, as an operating policy, a Fund will only purchase or sell a particular Financial Instrument if the Fund is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument is primarily measured or, with respect to foreign currency derivatives, if the Fund is authorized to invest in foreign securities.

     Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a Fund's portfolio. Thus, in a short hedge a Fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

     Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Fund intends to acquire. Thus, in a long hedge, a Fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If a Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund's portfolio is the same as if the transaction were entered into for speculative purposes.

     Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a Fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

     The use of Financial Instruments is subject to applicable regulations of the Securities and Exchange Commission (the "SEC"), the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the "CFTC"). In addition, a Fund's ability to use Financial Instruments will be limited by tax considerations. See "Taxes."

     In addition to the instruments, strategies and risks described below and in the Prospectus, WRIMCO expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as WRIMCO develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. WRIMCO may utilize these opportunities to the extent that they are consistent with the Funds' goal(s) and permitted by the Funds' investment limitations and applicable regulatory authorities. The Funds' Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

     Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Financial Instruments are described in the sections that follow.

     (1) Successful use of most Financial Instruments depends upon WRIMCO's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

     (2) There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

     Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

     Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     (3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a Fund entered into a short hedge because WRIMCO projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

     (4) As described below, a Fund might be required to maintain assets as "cover," maintain accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If a Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a Fund sell a portfolio security at a disadvantageous time. A Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

     Cover. Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

     Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover or to accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     Options. The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable a Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price on the option, minus the premium received, the Fund would expect to suffer a loss.

     Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid Investments."

     Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid Investments."

     The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

     A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

     A type of put which the Funds may purchase is an "optional delivery standby commitment" which is entered into by parties selling debt securities to a Fund. An optional delivery standby commitment gives a Fund purchasing the security the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

     Risks of Options on Securities. Each of the Funds may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

     A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

     If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

     Options on Indices. Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on a stock index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier is the closing level is less than the exercise price.

     Risks of Options on Indices. The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of its writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

     Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a Fund as the call writer will not learn that the Fund has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

     If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

     OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

     Generally, OTC foreign currency options used by a Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

     Futures Contracts and Options on Futures Contracts. The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

     In addition, futures strategies also can be used to manage the average duration of a Fund's fixed-income portfolio. If WRIMCO wishes to shorten the average duration of a Fund's fixed-income portfolio, the Fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If WRIMCO wishes to lengthen the average duration of a Fund's fixed-income portfolio, the Fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

     No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

     Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When a Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

     Purchasers and sellers of futures contracts and options on futures contracts can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or option position.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain liquid assets in an account.

     Risk of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by WRIMCO may still not result in a successful transaction. WRIMCO may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

     Index Futures. The risk of imperfect correlation between movements in the price of an index future and movements in the price of the securities that are the subject of the hedge increases as the composition of a Fund's portfolio diverges from the securities included in the applicable index. The price of the index future may move more than or less than the price of the securities being hedged. If the price of the index future moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, a Fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where a Fund has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, a Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based.

     Where index futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

     As an operating policy, to the extent that a Fund enters into futures contracts, options on futures contracts or options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money" at the time of purchase) will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of a Fund's assets that are at risk in futures contracts, options on futures contracts and currency options.

     Foreign Currency Hedging Strategies--Special Considerations. Each Fund may use options and futures contracts on foreign currencies, as described above, and forward currency contracts, as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

     Each Fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, a Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the values of which WRIMCO believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

     The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

     Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

     Forward Currency Contracts. Each Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

     Such transactions may serve as long hedges; for example, a Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that a Fund intends to acquire. Forward currency contract transactions may also serve as short hedges; for example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security, dividend or interest payment denominated in a foreign currency.

     Each Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward currency contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. Each Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling, for example, by entering into a forward contract to sell Deutsche Marks or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     Each Fund also may use forward currency contracts to attempt to enhance income or yield. A Fund could use forward currency contracts to increase its exposure to foreign currencies that WRIMCO believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if a Fund owned securities denominated in a foreign currency and WRIMCO believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency.

     The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

     As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account.

     The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

     Normally, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, WRIMCO believes that it is important to have the flexibility to enter into such forward currency contracts when it determines that the best interests of a Fund will be served.

     Combined Positions. A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of its overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     Turnover. A Fund's options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a Fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

     Swaps, Caps, Collars and Floors. Swap agreements, including caps, collars and floors, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

     Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options.

     The creditworthiness of firms with which a Fund enters into swaps, caps or floors will be monitored by WRIMCO in accordance with procedures adopted by the Corporation's Board of Directors. If a default occurs by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the Fund's custodian that satisfies the requirements of the 1940 Act. Each Fund will also establish and maintain such account with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Fund. WRIMCO and the Funds believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

Investment Restrictions

     Certain of the Funds' investment restrictions are described in the Prospectus. The following are fundamental policies and together with certain restrictions described in the Prospectus cannot be changed without shareholder approval. Under these additional restrictions, the Funds may not:

     (i) Buy real estate nor any nonliquid interests in real estate investment trusts;

    (ii) Buy shares of other investment companies that redeem their shares. A Fund can buy shares of investment companies that do not redeem their shares if it does so in a regular transaction in the open market and then does not have more than one-tenth (i.e., 10%) of the total assets of the four Funds in these shares;

   (iii) Lend money or other assets, other than through certain limited types of loans; the Funds may buy debt securities and other obligations consistent with their respective goals and their other investment policies and restrictions; they may also lend their portfolio securities (see "Lending Securities" above) and enter into repurchase agreements (see "Repurchase Agreements" above);

    (iv) Invest for the purpose of exercising control or management of other companies;

     (v) Participate on a joint, or a joint and several, basis in any trading account in any securities;

    (vi) Sell securities short (unless a Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short), or purchase securities on margin, except that (1) this policy does not prevent a Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments, (2) a Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (3) a Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments;

   (vii) Engage in the underwriting of securities, that is, the selling of securities for others;

  (viii) With respect to 75% of its total assets, purchase securities of any one issuer (other than cash items and "Government securities" as defined in the 1940 Act, if immediately after and as a result of such purchase, (a) the value of the holdings of a Fund in the securities of such issuer exceeds 5% of the value of a Fund's total assets, or (b) a Fund owns more than 10% of the outstanding voting securities of such issuer; United Income Fund, United Accumulative Fund and United Bond Fund may not buy securities of companies in any one industry if more than 25% of that Fund's total assets would then be invested in companies in that industry;

    (ix) Purchase or sell physical commodities; however, this policy shall not prevent a Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments; or

     (x)  Borrow money.

Portfolio Turnover

     A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average of the market value of such securities during the year, excluding certain short-term securities. A Fund's turnover rate may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for the redemption of its shares.

     The portfolio turnover rates for each of the Funds for the fiscal years ended December 31, 1997 and December 31, 1996 were as follows:

                                    1997      1996
                                    ----      ----
United Bond Fund                  35.08%    55.74%
United Income Fund                 33.59     22.24
United Accumulative Fund          313.99    240.37
United Science and
  Technology Fund                  87.68     33.90

     A high turnover rate will increase transaction costs and commission costs that will be borne by the Funds and could generate taxable income or loss.

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

The Management Agreement

     The Corporation has an Investment Management Agreement (the "Management Agreement") with Waddell & Reed, Inc. On January 8, 1992, subject to the authority of the Corporation's Board of Directors, Waddell & Reed, Inc. assigned the Management Agreement and all related investment management duties (and related professional staff) to WRIMCO, a wholly owned subsidiary of Waddell & Reed, Inc. Under the Management Agreement, WRIMCO is employed to supervise the investments of the Funds and provide investment advice to the Funds. The address of WRIMCO and Waddell & Reed, Inc. is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. Waddell & Reed, Inc. is the Corporation's underwriter.

     The Management Agreement permits Waddell & Reed, Inc. or an affiliate of Waddell & Reed, Inc. to enter into a separate agreement for transfer agency services ("Shareholder Servicing Agreement") and a separate agreement for accounting services ("Accounting Services Agreement") with the Corporation. The Management Agreement contains detailed provisions as to the matters to be considered by the Corporation's Board of Directors prior to approving any Shareholder Servicing Agreement or Accounting Services Agreement.

Torchmark Corporation and Waddell & Reed Financial, Inc.

     WRIMCO is a wholly owned subsidiary of Waddell & Reed, Inc. Waddell & Reed, Inc. is a wholly owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company. Waddell & Reed Financial Services, Inc. is a wholly owned subsidiary of Waddell & Reed Financial, Inc. Waddell & Reed Financial, Inc. is a subsidiary of Torchmark Corporation. Torchmark Corporation is a publicly held company. The address of Torchmark Corporation is 2001 Third Avenue South, Birmingham, Alabama 35233.

     Waddell & Reed, Inc. and its predecessors served as investment manager to each of the registered investment companies in the United Group of Mutual Funds, except United Asset Strategy Fund, Inc., since 1940 or the company's inception date, whichever was later, and to TMK/United Funds, Inc. since that fund's inception, until January 8, 1992, when it assigned its duties as investment manager for these funds (and the related professional staff) to WRIMCO. WRIMCO has also served as investment manager for Waddell & Reed Funds, Inc. since its inception in September 1992 and United Asset Strategy Fund, Inc. since it commenced operations in March 1995. Waddell & Reed, Inc. serves as principal underwriter for the investment companies in the United Group of Mutual Funds and Waddell & Reed Funds, Inc. and acts as principal underwriter and distributor for variable life insurance and variable annuity policies issued by United Investors Life Insurance Company for which TMK/United Funds, Inc. is the underlying investment vehicle.

Shareholder Services

     Under the Shareholder Servicing Agreement entered into between the Corporation and Waddell & Reed Services Company (the "Agent"), a subsidiary of Waddell & Reed, Inc., the Agent performs shareholder servicing functions, including the maintenance of shareholder accounts, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, the furnishing of related information to the Corporation and handling of shareholder inquiries. A new Shareholder Servicing Agreement, or amendments to the existing one, may be approved by the Corporation's Board of Directors without shareholder approval.

Accounting Services

     Under the Accounting Services Agreement entered into between the Corporation and the Agent, the Agent provides each Fund with bookkeeping and accounting services and assistance, including maintenance of the Corporation's records, pricing of the Corporation's shares, and preparation of prospectuses for existing shareholders, proxy statements and certain reports. A new Accounting Services Agreement, or amendments to an existing one, may be approved by the Corporation's Board of Directors without shareholder approval.

Payments by the Corporation for Management, Accounting and Shareholder Services

     Under the Management Agreement, for WRIMCO's management services, the Corporation pays WRIMCO a fee as described in the Prospectus.

     The management fees paid to WRIMCO for each Fund during the last three fiscal years were as follows:

                                    1997        1996         1995
                                    ----        ----         ----
United Bond Fund ........    $ 2,221,667 $ 2,344,627  $ 2,407,401
United Income Fund ......     32,837,940  25,277,033   20,740,095
United Accumulative Fund       8,111,304   6,879,322    6,103,149
United Science and Technology
  Fund  .................      5,997,091   5,667,206    4,025,985
                             -----------  ----------  -----------
  Total  ................    $49,168,002 $40,168,188  $33,276,630
                             =========== =====================

     For purposes of calculating the daily fee the Corporation does not include money owed to it by Waddell & Reed, Inc. for shares which it has sold but not yet paid the Corporation. The Corporation accrues and pays this fee daily.

     Under the Shareholder Servicing Agreement, with respect to Class A shares, each Fund pays the Agent a monthly fee of $1.3125 for each shareholder account that was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution, of cash or shares, had a record date in that month. For Class Y shares, each Fund pays the Agent a monthly fee equal to one-twelfth of .15 of 1% of the average daily net assets of that class for the preceding month. The Corporation also pays certain out-of-pocket expenses of the Agent, including long distance telephone communications costs; microfilm and storage costs for certain documents; forms, printing and mailing costs; and costs of legal and special services not provided by Waddell & Reed, Inc., WRIMCO or the Agent.

     Under the Accounting Services Agreement, each Fund pays the Agent a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee

             Average
         Net Asset Level              Annual Fee
     (all dollars in millions)     Rate for Each Fund
     ------------------------      ------------------

     From $     0 to $    10       $      0
     From $    10 to $    25       $ 10,000
     From $    25 to $    50       $ 20,000
     From $    50 to $   100       $ 30,000
     From $   100 to $   200       $ 40,000
     From $   200 to $   350       $ 50,000
     From $   350 to $   550       $ 60,000
     From $   550 to $   750       $ 70,000
     From $   750 to $1,000        $ 85,000
          $ 1,000 and Over         $100,000

       Fees paid to the Agent for the fiscal years ended December 31, 1997, 1996 and 1995 were as follows:

                               1997        1996         1995
                               ----        ----         ----
United Bond Fund ........   $60,000     $61,667     $ 65,000
United Income Fund ......   100,000     100,000      100,000
United Accumulative Fund    100,000     100,000       96,250
United Science and
  Technology Fund  ......    93,750      88,750   71,667

     Since the Corporation pays a management fee for investment supervision and an accounting services fee for accounting services as discussed above, WRIMCO and the Agent, respectively, pay all of their own expenses in providing these services. Amounts paid by the Corporation under the Shareholder Servicing Agreement are described above. Waddell & Reed, Inc. and affiliates pay the Corporation's Directors and officers who are affiliated with WRIMCO and its affiliates. The Corporation pays the fees and expenses of the Corporation's other Directors.

     Waddell & Reed, Inc., under an agreement separate from the Management Agreement, Shareholder Servicing Agreement and Accounting Services Agreement, acts as the Corporation's underwriter, i.e., sells its shares on a continuous basis. Waddell & Reed, Inc. is not required to sell any particular number of shares, and sells shares only for purchase orders received. Under this agreement, Waddell & Reed, Inc. pays the costs of sales literature, including the costs of shareholder reports used as sales literature, and the costs of printing the prospectus furnished to it by the Corporation. The aggregate dollar amounts of underwriting commissions for Class A shares for the fiscal years ended December 31, 1997, 1996 and 1995 were $28,736,826, $26,543,939 and
$18,952,707, respectively, and the amounts retained by Waddell & Reed, Inc. were $12,109,175, $11,396,996 and $8,341,305, respectively.

     A major portion of the sales charge for Class A shares is paid to account representatives and managers of Waddell & Reed, Inc. Waddell & Reed, Inc. may compensate its account representatives as to purchases for which there is no sales charge.

     The Corporation pays all of its other expenses. These include the costs of materials sent to shareholders, audit and outside legal fees, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by the Corporation under Federal or other securities laws and to the Investment Company Institute and nonrecurring and extraordinary expenses, including litigation and indemnification relating to litigation.

     Under a Distribution and Service Plan for Class A shares (the "Plan") adopted by the Corporation pursuant to Rule 12b-1 under the 1940 Act, each Fund may pay Waddell & Reed, Inc., the principal underwriter for the Corporation, a fee not to exceed .25% of each Fund's average annual net assets attributable to Class A shares, paid monthly, to reimburse Waddell & Reed, Inc. for its costs and expenses in connection with the distribution of the Class A shares and/or the service and/or maintenance of Class A shareholder accounts.

     Waddell & Reed, Inc. offers each Fund's shares through its registered representatives and sales managers (sales force) unless it elects, which is not currently contemplated for Class A shares, to make distribution of shares also through other broker-dealers. In distributing shares through its sales force, Waddell & Reed, Inc. will pay commissions and incentives to the sales force at or about the time of sale and will incur other expenses including for prospectuses, sales literature, advertisements, sales office maintenance, processing of orders and general overhead with respect to its efforts to distribute the Fund's shares. The Plan permits Waddell & Reed, Inc. to receive reimbursement for these Class A-related distribution activities through the distribution fee, subject to the limit contained in the Plan. The Plan also permits Waddell & Reed, Inc. to be reimbursed for amounts it expends in compensating, training and supporting registered account representatives, sales managers and/or other appropriate personnel in providing personal services to Class A shareholders of each Fund and/or maintaining Class A shareholder accounts; increasing services provided to Class A shareholders of each Fund by office personnel located at field sales offices; engaging in other activities useful in providing personal service to Class A shareholders of each Fund and/or maintenance of Class A shareholder accounts; and in compensating broker-dealers who may regularly sell Class A shares of each Fund, and other third parties, for providing shareholder services and/or maintaining shareholder accounts with respect to Class A shares. For its fiscal year ended December 31, 1997, service fees paid (or accrued) with respect to Class A shares were as follows:

                                    1997
                                    ----
United Bond Fund ........     $  749,908
United Income Fund ......      8,740,306
United Accumulative Fund       2,042,469
United Science and Technology
  Fund  .................      1,617,788

     The Plan was approved by the Corporation's Board of Directors, including the Directors who are not interested persons of the Corporation and who have no direct or indirect financial interest in the operations of the Plan or any agreement referred to in the Plan (hereafter, the "Plan Directors"). The Plan was also approved by the affected shareholders of each Fund.

     Among other things, the Plan provides that (i) Waddell & Reed, Inc. will provide to the Directors of the Corporation at least quarterly, and the Directors will review, a report of amounts expended under the Plan and the purposes for which such expenditures were made, (ii) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto will be effective only if approved, by the Directors including the Plan Directors acting in person at a meeting called for that purpose, (iii) amounts to be paid by a Fund under the Plan may not be materially increased without the vote of the holders of a majority of the outstanding Class A shares of that Fund, and (iv) while the Plan remains in effect, the selection and nomination of the Directors who are Plan Directors will be committed to the discretion of the Plan Directors.

Custodial and Auditing Services

     The custodian for the four Funds is UMB Bank, n.a., Kansas City, Missouri. In general, the custodian is responsible for holding each Fund's cash and securities. Deloitte & Touche LLP, Kansas City, Missouri, the Corporation's independent auditors, audits each Fund's financial statements.

Year 2000 Issue

     Like other mutual funds, financial and business organizations and individuals around the world, a Fund could be adversely affected if the computer systems used by WRIMCO and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." WRIMCO is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Fund's other, major service providers. Although there can be no assurances, WRIMCO believes these steps will be sufficient to avoid any adverse impact on the Funds.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

Determination of Offering Price

     The net asset value of each class of the shares of a Fund is the value of the assets of that class, less the class's liabilities, divided by the total number of outstanding shares of that class.

     Class A shares of the Funds are sold at their next determined net asset value plus the sales charge described in the Prospectus. The price makeup as of December 31, 1997 was as follows:

United Bond Fund

     Net asset value per Class A share (Class A
       net assets divided by Class A shares
       outstanding)  .............................   $6.32
     Add:  selling commission (5.75% of offering
       price)  ...................................     .39
                                                     -----
     Maximum offering price per Class A share
       (Class A net asset value divided by 94.25%)   $6.71
                                                     =====

United Income Fund

     Net asset value per Class A share (Class A
       net assets divided by Class A shares
       outstanding)  .............................  $37.95
     Add:  selling commission (5.75% of offering
       price)  ...................................    2.32
                                                    ------
     Maximum offering price per Class A share
       (Class A net asset value divided by 94.25%)  $40.27
                                                    ======

United Accumulative Fund

     Net asset value per Class A share (Class A
       net assets divided by Class A shares
       outstanding)  .............................   $7.77
     Add:  selling commission (5.75% of offering
       price)  ...................................     .47
                                                     -----
     Maximum offering price per Class A share
       (Class A net asset value divided by 94.25%)   $8.24
                                                     =====

United Science and Technology Fund

     Net asset value per Class A share (Class A
       net assets divided by Class A shares
       outstanding)  .............................  $20.13
     Add:  selling commission (5.75% of offering
       price)  ...................................    1.23
                                                    ------
     Maximum offering price per Class A share
       (Class A net asset value divided by 94.25%)  $21.36
                                                    ======

     The offering price of a Class A share is its net asset value next determined following acceptance of a purchase order plus the sales charge. The offering price of a Class Y share is its net asset value next determined following acceptance of a purchase order. The number of shares you receive for your purchase depends on the next offering price after Waddell & Reed, Inc. receives and accepts your order at its principal business office at the address shown on the cover of this SAI. You will be sent a document called a confirmation after your purchase which will indicate how many shares you have purchased. Shares are normally issued for cash only.

     Waddell & Reed, Inc. need not accept any purchase order, and it or the Corporation may determine to discontinue offering Corporation shares for purchase.

     The net asset value and offering price per share are ordinarily computed once on each day that the NYSE is open for trading as of the later of the close of the regular session of the NYSE or the close of the regular session of any other securities or commodities exchange on which an option or future held by the Fund is traded. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, it is possible that the NYSE may close on other days. The net asset value will change every business day, since the value of the assets and the number of shares outstanding change every business day.

     The securities in the portfolio of each Fund, except as otherwise noted, that are listed or traded on a stock exchange, are valued on the basis of the last sale on that day or, lacking any sales, at a price which is the mean between the closing bid and asked prices. Other securities which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Bonds, other than convertible bonds, are valued using a third-party pricing system. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Short-term debt securities are valued at amortized cost, which approximates market. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Directors. Foreign currency exchange rates are generally determined prior to the close of trading of the regular session of the NYSE. Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the regular session of trading on the NYSE, which events will not be reflected in a computation of a Fund's net asset value on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, investments will be valued at their fair value as determined in good faith by or under the direction of the Board of Directors. The foreign currency exchange transactions of a Fund conducted on a spot (that is, cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

     Options and futures contracts purchased and held by a Fund are valued at the last sales price thereof on the securities or commodities exchanges on which they are traded, or, if there are no transactions, at the mean between bid and asked prices. Ordinarily, the close of the regular session for options trading on national securities exchanges is 4:10 p.m. Eastern time and the close of the regular session for commodities exchanges is 4:15 p.m. Eastern time. Futures contracts will be valued by reference to established futures exchanges. The value of a futures contract purchased by a Fund will be either the closing price of that contract or the bid price. Conversely, the value of a futures contract sold by a Fund will be either the closing price or the asked price.

     When a Fund writes a put or call, an amount equal to the premium received is included in that Fund's Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is "marked-to-market" to reflect the current market value of the put or call. If a call a Fund wrote is exercised, the proceeds received on the sale of the related investment are increased by the amount of the premium that the Fund received. If a Fund exercises a call it purchased, the amount paid to purchase the related investment is increased by the amount of the premium paid. If a put written by a Fund is exercised, the amount that Fund pays to purchase the related investment is decreased by the amount of the premium it received.
If a Fund exercises a put it purchased, the amount that Fund receives from the sale of the related investment is reduced by the amount of the premium it paid. If a put or call written by a Fund expires, it has a gain in the amount of the premium; if it enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction.

     Optional delivery standby commitments are valued at fair value under the general supervision and responsibility of the Corporation's Board of Directors. They are accounted for in the same manner as exchange-listed puts.

Minimum Initial and Subsequent Investments

     For Class A shares, initial investments must be at least $500 with the exceptions described in this paragraph. A $100 minimum initial investment pertains to certain exchanges of shares from another fund in the United Group.
A $50 minimum initial investment pertains to purchases for certain retirement plan accounts and to accounts for which an investor has arranged, at the time of initial investment, to make subsequent purchases for the account by having regular monthly withdrawals of $25 or more made from a bank account. A minimum initial investment of $25 is applicable to purchases made through payroll deduction for or by employees of WRIMCO, Waddell & Reed, Inc., their affiliates or certain retirement plan accounts. Except with respect to certain exchanges and automatic withdrawals from a bank account, a shareholder may make subsequent investments of any amount. See "Exchanges for Shares of Other Funds in the United Group."

     For Class Y shares, investments by government entities or authorities or by corporations must total at least $10 million within the first twelve months after initial investment. There is no initial investment minimum for other Class Y investors.

Reduced Sales Charges (Applicable to Class A Shares only)

Account Grouping

     Large purchases of Class A shares are subject to lower sales charges. The schedule of sales charges appears in the Prospectus for Class A shares. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase in any of categories 1 through 7 listed below made by an individual or deemed to be made by an individual may be grouped with purchases in any other of these categories:

1. Purchases by an individual for his or her own account (includes purchases under the United Funds Revocable Trust Form);

2. Purchases by that individual's spouse purchasing for his or her own account (includes United Funds Revocable Trust Form of spouse);

3.   Purchases by that individual or his or her spouse in their joint account;

4. Purchases by that individual or his or her spouse for the account of their child under age 21;

5. Purchase by any custodian for the child of that individual or spouse in a Uniform Gifts to Minors Act ("UGMA") or Uniform Transfers to Minors Act ("UTMA") account;

6. Purchases by that individual or his or her spouse for his or her Individual Retirement Account ("IRA"), Section 457 of the Internal Revenue Code of 1986, as amended (the "Code") salary reduction plan account provided that such purchases are subject to a sales charge (see "Net Asset Value Purchases"), tax sheltered annuity account ("TSA") or Keogh Plan account, provided that the individual and spouse are the only participants in the Keogh Plan; and

7. Purchases by a trustee under a trust where that individual or his or her spouse is the settlor (the person who establishes the trust).

     Examples:

     A. Grandmother opens a UGMA account for grandson A; Grandmother has an account in her own name; A's father has an account in his own name; the UGMA account may be grouped with A's father's account but may not be grouped with Grandmother's account;

     B. H establishes a trust naming his children as beneficiaries and appointing himself and his bank as co-trustees; a purchase made in the trust account is eligible for grouping with an IRA account of W, H's wife;

     C. H's will provides for the establishment of a trust for the benefit of his minor children upon H's death; his bank is named as trustee; upon H's death, an account is established in the name of the bank, as trustee; a purchase in the account may be grouped with an account held by H's wife in her own name.

     D. X establishes a trust naming herself as trustee and R, her son, as successor trustee and R and S as beneficiaries; upon X's death, the account is transferred to R as trustee; a purchase in the account may not be grouped with R's individual account. If X's spouse, Y, was successor trustee, this purchase could be grouped with Y's individual account.

     All purchases of Class A shares made for a participant in a multi-participant Keogh plan may be grouped only with other purchases made under the same plan; a multi-participant Keogh plan is defined as a plan in which there is more than one participant where one or more of the participants is other than the spouse of the owner/employer.

Example A:  H has established a Keogh plan; he and his wife W are the only participants in the plan; they may group their purchases made under the plan with any purchases in categories 1 through 7 above.

Example B:  H has established a Keogh Plan; his wife, W, is a participant and they have hired one or more employees who also become participants in the plan; H and W may not combine any purchases made under the plan with any purchases in categories 1 through 7 above; however, all purchases made under the plan for H, W or any other employee will be combined.

     All purchases of Class A shares made under a "qualified" employee benefit plan of an incorporated business will be grouped. A "qualified" employee benefit plan is established pursuant to Section 401 of the Code. All qualified employee benefit plans of any one employer or affiliated employers will also be grouped. An affiliate is defined as an employer that directly, or indirectly, controls or is controlled by or is under control with another employer.

Example: Corporation X sets up a defined benefit plan; its subsidiary, Corporation Y, sets up a 401(k) plan; all contributions made under both plans will be grouped.

     All purchases of Class A shares made under a simplified employee pension plan ("SEP"), payroll deduction plan or similar arrangement adopted by an employer or affiliated employers (as defined above) may be grouped provided that the employer elects to have all such purchases grouped at the time the plan is set up. If the employer does not make such an election, the purchases made by individual employees under the plan may be grouped with the other accounts of the individual employees described above in "Account Grouping."

     Account grouping as described above is available under the following circumstances.

One-time Purchases

     A one-time purchase of Class A shares in accounts eligible for grouping may be combined for purposes of determining the availability of a reduced sales charge. In order for an eligible purchase to be grouped, the investor must advise Waddell & Reed, Inc. at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

Example: H and W open an account in the Fund and invest $75,000; at the same time, H's parents open up three UGMA accounts for H and W's three minor children and invest $10,000 in each child's name; the combined purchase of $105,000 of Class A shares is subject to a reduced sales load of 4.75% provided that Waddell & Reed, Inc. is advised that the purchases are entitled to grouping.

Rights of Accumulation

     If Class A shares are held in any account and an additional purchase is made in that account or in any account eligible for grouping with that account, the additional purchase is combined with the net asset value of the existing account as of the date the new purchase is accepted by Waddell & Reed, Inc. for the purpose of determining the availability of a reduced sales charge.

Example: H is a current Class A shareholder who invested in the Fund three years ago. His account has a net asset value of $80,000. His wife, W, now wishes to invest $20,000 in Class A shares of the Fund. W's purchase will be combined with H's existing account and will be entitled to a reduced sales charge of 4.75%. H's original purchase was subject to a full sales charge and the reduced charge does not apply retroactively to that purchase.

     In order to be entitled to rights of accumulation, the purchaser must inform Waddell & Reed, Inc. that the purchaser is entitled to a reduced charge and provide Waddell & Reed, Inc. with the name and number of the existing account with which the purchase may be combined.

     If a purchaser holds shares which have been purchased under a contractual plan, the shares held under such plan may be combined with the additional purchase only if the contractual plan has been completed.

Statement of Intention

     The benefit of a reduced sales charge for larger purchases of Class A shares is also available under a Statement of Intention. By signing a Statement of Intention form, which is available from Waddell & Reed, Inc., the purchaser indicates an intention to invest, over a 13-month period, a dollar amount which is sufficient to qualify for a reduced sales charge. The 13-month period begins on the date the first purchase made under the Statement of Intention is accepted by Waddell & Reed, Inc. Each purchase made from time to time under the Statement of Intention is treated as if the purchaser were buying at one time the total amount which he or she intends to invest. The sales charge applicable to all purchases of Class A shares made under the terms of the Statement of Intention will be the sales charge in effect on the beginning date of the 13-month period.

     In determining the amount which the purchaser must invest in order to qualify for a reduced sales charge under a Statement of Intention, the investor's Rights of Accumulation (see above) will be taken into account; that is, Class A shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described above, will be included.

Example: H signs a Statement of Intention indicating his intent to invest in his own name a dollar amount sufficient to entitle him to purchase Class A shares at the sales charge applicable to a purchase of $100,000. H has an IRA account and the Class A shares held under the IRA in the Fund have a net asset value as of the date the Statement of Intention is accepted by Waddell & Reed, Inc. of $15,000; H's wife, W, has an account in her own name invested in another fund in the United Group which charges the same sales load as the Fund, with a net asset value as of the date of acceptance of the Statement of Intention of $10,000; H needs to invest $75,000 in Class A shares over the 13-month period in order to qualify for the reduced sales load applicable to a purchase of $100,000.

     A copy of the Statement of Intention signed by a purchaser will be returned to the purchaser after it is accepted by Waddell & Reed, Inc. and will set forth the dollar amount of Class A shares which must be purchased within the 13-month period in order to qualify for the reduced sales charge.

     If a purchaser holds shares which have been purchased under a contractual plan, the shares held under the plan will be taken into account in determining the amount which must be invested under the Statement of Intention only if the contractual plan has been completed.

     The minimum initial investment under a Statement of Intention is 5% of the dollar amount which must be invested under the Statement of Intention. An amount equal to 5% of the purchase required under the Statement of Intention will be held "in escrow." If a purchaser does not, during the period covered by the Statement of Intention, invest the amount required to qualify for the reduced sales charge under the terms of the Statement of Intention, he or she will be responsible for payment of the sales charge applicable to the amount actually invested. The additional sales charge owed on purchases of Class A shares made under a Statement of Intention which is not completed will be collected by redeeming part of the shares purchased under the Statement of Intention and held "in escrow" unless the purchaser makes payment of this amount to Waddell & Reed, Inc. within 20 days of Waddell & Reed, Inc.'s request for payment.

     If the actual amount invested is higher than the amount an investor intends to invest, and is large enough to qualify for a sales charge lower than that available under the Statement of Intention, the lower sales charge will apply.

     A Statement of Intention does not bind the purchaser to buy, or Waddell & Reed, Inc. to sell, the shares covered by the Statement of Intention.

     With respect to Statements of Intention for $2,000,000 or purchases otherwise qualifying for no sales charge under the terms of the Statement of Intention, the initial investment must be at least $200,000, and the value of any shares redeemed during the 13-month period which were acquired under the Statement of Intention will be deducted in computing the aggregate purchases under the Statement of Intention.

     Statements of Intention are not available for purchases made under an SEP where the employer has elected to have all purchases under the SEP grouped.

Other Funds in the United Group

     Reduced sales charges for larger purchases of Class A shares apply to purchases of any of the funds in the United Group which are subject to a sales charge. A purchase of, or shares held in, any of the funds in the United Group which are subject to the same sales charge as the Fund will be treated as an investment in the Fund for the purpose of determining the applicable sales charge. The following funds in the United Group have shares that are subject to a maximum 5.75% ("full") sales charge as described in the prospectus of each
Fund: United Funds, Inc., United International Growth Fund, Inc., United Continental Income Fund, Inc., United Vanguard Fund, Inc., United Retirement Shares, Inc., United High Income Fund, Inc., United New Concepts Fund, Inc., United Gold & Government Fund, Inc., United High Income Fund II, Inc. and United Asset Strategy Fund, Inc. The following funds in the United Group have shares that are subject to a "reduced" sales charge as described in the prospectus of each fund: United Municipal Bond Fund, Inc., United Government Securities Fund, Inc. and United Municipal High Income Fund, Inc. For the purposes of obtaining the lower sales charge which applies to large purchases, purchases in a fund in the United Group of shares that are subject to a full sales charge may not be grouped with purchases of shares in a fund in the United Group that are subject to a reduced sales charge; conversely, purchases of shares in a fund with a reduced sales charge may not be grouped or combined with purchases of shares of a fund that are subject to a full sales charge.

     United Cash Management, Inc. is not subject to a sales charge. Purchases in that fund are not eligible for grouping with purchases in any other fund.

     Any person who was a holder of an uncompleted (i) United Income Investment Program, (ii) United Periodic Investment Plan to Acquire United Accumulative Fund Shares of United Funds, Inc., or (iii) United Periodic Investment Plan to Acquire United Science Fund Shares of United Funds, Inc. (each a "Plan") on May 30, 1996, with a face amount of less than $12,000, may purchase Class A shares of the Fund corresponding to such Plan (i.e., United Income Fund, United Accumulative Fund or United Science and Technology Fund, respectively) at net asset value ("NAV") plus a maximum sales charge of 2%, up to the amount representing the unpaid balance of such Plan, if the purchase order is so designated.

Net Asset Value Purchases of Class A Shares

     As stated in the Prospectus, Class A shares of a Fund may be purchased at net asset value by the Directors and officers of the Fund, employees of Waddell & Reed, Inc., employees of their affiliates, account representatives of Waddell & Reed, Inc. and the spouse, children, parents, children's spouses and spouse's parents of each such Director, officer, employee and account representative. "Child" includes stepchild; "parent" includes stepparent. Purchases of Class A shares in an IRA sponsored by Waddell & Reed, Inc. established for any of these eligible purchasers may also be at net asset value. Purchases of Class A shares in any tax qualified retirement plan under which the eligible purchaser is the sole participant may also be made at net asset value. Trusts under which the grantor and the trustee or a co-trustee are each an eligible purchaser are also eligible for net asset value purchases of Class A shares. "Employees" includes retired employees. A retired employee is an individual separated from service from Waddell & Reed, Inc. or affiliated companies with a vested interest in any Employee Benefit Plan sponsored by Waddell & Reed, Inc. or its affiliated companies. "Account representatives" includes retired account representatives. A "retired account representative" is any account representative who was, at the time of separation from service from Waddell & Reed, Inc., a Senior Account Representative. A custodian under UGMA or UTMA purchasing for the child or grandchild of any employee or account representative may purchase Class A shares at net asset value whether or not the custodian himself is an eligible purchaser.

     Purchases of Class A shares in a 401(k) plan having 100 or more eligible employees and purchases of Class A shares in a 457 plan having 100 or more eligible employees may be made at net asset value.

     Any holder of an uncompleted Plan on May 30, 1996, with a face amount of $12,000 or more, may purchase Class A shares of the Fund corresponding to such Plan at NAV, up to the amount representing the unpaid balance of the Plan, if the purchase order is so designated. In addition, any person who was a holder of a Plan on May 30, 1996 may purchase Class A shares of the Fund corresponding to such Plan at NAV up to the amount representing partial Plan withdrawals outstanding on May 30, 1996, provided the purchase order is so designated.

Reasons for Differences in Public Offering Price of Class A Shares

     As described herein and in the Prospectus for the Class A shares, there are a number of instances in which a Fund's Class A shares are sold or issued on a basis other than the maximum public offering price, that is, the net asset value plus the highest sales charge. Some of these relate to lower or eliminated sales charges for larger purchases of Class A shares, whether made at one time or over a period of time as under a Statement of Intention or right of accumulation. See the table of sales charges in the Prospectus. The reasons for these quantity discounts are, in general, that (i) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts, (ii) certain quantity discounts are required by rules of the National Association of Securities Dealers, Inc. (as are elimination of sales charges on the reinvestment of dividends and distributions), and (iii) they are designed to avoid an unduly large dollar amount of sales charges on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

     The reasons for the other instances in which there are reduced or eliminated sales charges for Class A shares are as follows. Exchanges at net asset value are permitted because a sales charge has already been paid on the shares exchanged. Sales of Class A shares without sales charge are permitted to Directors, officers and certain others due to reduced or eliminated selling expenses and since such sales may aid in the development of a sound employee organization, encourage incentive, responsibility and interest in the United Group and an identification with its aims and policies. Limited reinvestments of redemptions of Class A shares at no sales charge are permitted to attempt to protect against mistaken or not fully informed redemption decisions. Class A shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted by the 1940 Act from the otherwise applicable restrictions as to what charge must be imposed. In no case in which there is a reduced or eliminated sales charge are the interests of existing Class A shareholders adversely affected since, in each case, the Fund receives the net asset value per share of all shares sold or issued.

Flexible Withdrawal Service for Class A Shareholders

     If you qualify, you may arrange to receive through the Flexible Withdrawal Service (the "Service") regular monthly, quarterly, semiannual or annual payments by redeeming on an ongoing basis Class A shares that you own of a Fund or of any of the funds in the United Group. It would be a disadvantage to an investor to make additional purchases of shares while a withdrawal program is in effect because it would result in duplication of sales charges. Applicable forms to start the Service are available through Waddell & Reed, Inc.

     To qualify for the Service, you must have invested at least $10,000 in Class A shares which you still own of any of the funds in the United Group; or, you must own Class A shares having a value of at least $10,000. The value for this purpose is the value at the offering price.

     You can choose to have your shares redeemed to receive:

     1.  a monthly, quarterly, semiannual or annual payment of $50 or more;

     2. a monthly payment, which will change each month, equal to one-twelfth of a percentage of the value of the shares in the Account (you select the percentage); or

     3. a monthly or quarterly payment, which will change each month or quarter, by redeeming a number of shares fixed by you (at least five shares).

     Shares are redeemed on the 20th day of the month in which the payment is to be made, or on the prior business day if the 20th is not a business day. Payments are made within five days of the redemption.

     Retirement plan accounts may be subject to a fee imposed by the plan custodian for use of their service.

     If you have a share certificate for the shares you want to make available for the Service, you must enclose the certificate with the form initiating the Service.

     The dividends and distributions on shares you have made available for the Service are paid in additional Class A shares. All payments under the Service are made by redeeming Class A shares, which may involve a gain or loss for tax purposes. To the extent that payments exceed dividends and distributions, the number of Class A shares you own will decrease. When all of the shares in your account are redeemed, you will not receive any further payments. Thus, the payments are not an annuity or income or return on your investment.

     You may, at any time, change the manner in which you have chosen to have shares redeemed to any of the other choices originally available to you. You may at any time redeem part or all of the shares in your account; if you redeem all of the shares, the Service is terminated. The Corporation can also terminate the Service by notifying you in writing.

     After the end of each calendar year, information on shares redeemed will be sent to you to assist you in completing your Federal income tax return.

Exchanges for Shares of Other Funds in the United Group

Class A Share Exchanges

       Once a sales charge has been paid on shares of a fund in the United Group, these shares and any shares added to them from dividends or distributions paid in shares may be freely exchanged for Class A shares of another fund in the United Group. The shares you exchange must be worth at least $100 or you must already own shares of the fund in the United Group into which you want to exchange.

     You may exchange Class A shares you own in another fund in the United Group for Class A shares of a Fund without charge if (i) a sales charge was paid on these shares, or (ii) the shares were received in exchange for shares for which a sales charge was paid, or (iii) the shares were acquired from reinvestment of dividends and distributions paid on such shares. There may have been one or more such exchanges so long as a sales charge was paid on the shares originally purchased. Also, shares acquired without a sales charge because the purchase was $2 million or more will be treated the same as shares on which a sales charge was paid.

     United Municipal Bond Fund, Inc., United Government Securities Fund, Inc. and United Municipal High Income Fund, Inc. shares are the exceptions and special rules apply. Class A shares of any of these funds may be exchanged for Class A shares of the Funds only if (i) you received those shares as a result of one or more exchanges of shares on which a sales charge was originally paid, or
(ii) the shares have been held from the date of the original purchase for at least six months.

     Subject to the above rules regarding sales charges, you may have a specific dollar amount of Class A shares of United Cash Management, Inc. automatically exchanged each month into Class A shares of a Fund or any other fund in the United Group. The Class A shares of United Cash Management, Inc. which you designate for automatic exchange must be worth at least $100 or you must own Class A shares of the fund in the United Group into which you want to exchange. The minimum value of shares which you may designate for automatic exchange monthly is $100, which may be allocated among the Class A shares of different funds in the United Group so long as each fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

     You may redeem your Class A shares of a Fund and use the proceeds to purchase Class Y shares of that Fund if you meet the criteria for purchasing Class Y shares.

Class Y Share Exchanges

     Class Y shares of a Fund may be exchanged for Class Y shares of any other fund in the United Group or for Class A shares of United Cash Management, Inc.

General Exchange Information

     When you exchange shares, the total shares you receive will have the same aggregate net asset value as the total shares you exchange. The relative values are those next figured after your exchange request is received in good order.

     These exchange rights and other exchange rights concerning the other funds in the United Group can in most instances be eliminated or modified at any time and any such exchange may not be accepted.

Retirement Plans

     As described in the Prospectus for Class A shares, your account may be set up as a funding vehicle for a retirement plan. For individual taxpayers meeting certain requirements, Waddell & Reed, Inc. offers model or prototype documents for the following retirement plans. All of these plans involve investment in shares of a Fund (or shares of certain other funds in the United Group).

     Individual Retirement Accounts (IRAs). Investors having earned income may set up a plan that is commonly called an IRA. Under a traditional IRA, an investor can contribute each year up to 100% of his or her earned income, up to an annual maximum of $2,000 (provided the investor has not reached age 70 1/2). For a married couple, the annual maximum is $4,000 ($2,000 for each spouse) or, if less, the couple's combined earned income for the taxable year, even if one spouse had no earned income. Generally, the contributions are deductible unless the investor (or, if married, either spouse) is an active participant in a qualified retirement plan or if, notwithstanding that the investor or one or both spouses so participate, their adjusted gross income does not exceed certain levels. However, for tax years after 1997, a married investor who is not an active participant, files jointly with his or her spouse and whose combined adjusted gross income does not exceed $150,000, is not affected by the spouse's active participant status.

     An investor may also use a traditional IRA to receive a rollover contribution that is either (a) a direct rollover distribution from an employer's plan or (b) a rollover of an eligible distribution paid to the investor from an employer's plan or another IRA. To the extent a rollover contribution is made to a traditional IRA, the distribution will not be subject to Federal income tax until distributed from the IRA. A direct rollover generally applies to any distribution from an employer's plan (including a custodial account under Section 403(b)(7) of the Code, but not an IRA) other than certain periodic payments, required minimum distributions and other specified distributions. In a direct rollover, the eligible rollover distribution is paid directly to the IRA, not to the investor. If, instead, an investor receives payment of an eligible rollover distribution, all or a portion of that distribution generally may be rolled over to an IRA within 60 days after receipt of the distribution. Because mandatory Federal income tax withholding applies to any eligible rollover distribution which is not paid in a direct rollover, investors should consult their tax advisers or pension consultants as to the applicable tax rules. If you already have an IRA, you may have the assets in that IRA transferred directly to an IRA offered by Waddell & Reed, Inc.

     Roth IRAs. Investors whose adjusted gross income (or combined adjusted gross income, if married) does not exceed certain levels may establish and contribute up to $2,000 per tax year to a Roth IRA. In addition, for an investor whose adjusted gross income does not exceed $100,000 (or is not married filing a separate return), certain distributions from traditional IRAs may be rolled over to a Roth IRA and any of the investor's traditional IRAs may be converted into a Roth IRA; these rollover distributions and conversions are, however, subject to Federal income tax.

     Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in the Roth IRA, and withdrawals of earnings are not subject to Federal income tax if the account has been held for at least five years (or in the case of earnings attributable to rollover contributions or conversions of a traditional IRA, the rollover or conversion occurred more than 5 years prior to the withdrawal) and the account holder has reached age 59 1/2 (or certain other conditions apply).

     Education IRAs. Although not technically for retirement savings, Education IRAs provide a vehicle for saving for a child's higher education. An Education IRA may be established for the benefit of any minor, and any person whose adjusted gross income does not exceed certain levels may contribute up to $500 to an Education IRA (or to each of multiple Education IRAs), provided that no more than $500 may be contributed for any year to Education IRAs for the same beneficiary. Contributions are not deductible and may not be made after the beneficiary reaches age 18; however, earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay the qualified higher education expenses of the beneficiary (or a member of his or her family).

     Simplified Employee Pension (SEP) plans. Employers can make contributions to SEP-IRAs established for employees. An employer may contribute up to 15% of compensation or $24,000, whichever is less, per year for each employee.

     Savings Incentive Match Plans for Employees (SIMPLE Plans). An employer with 100 or fewer employees who does not sponsor another active retirement plan may sponsor a SIMPLE to contribute to its employees' retirement accounts. A SIMPLE plan can be funded by either an IRA or a 401(k) plan. In general, an employer can choose to match employee contributions dollar-for-dollar (up to 3% of an employee's compensation) or may contribute to all eligible employees 2% of their compensation, whether or not they defer salary to their retirement plans. SIMPLE plans involve fewer administrative requirements than 401(k) or other qualified plans generally.

     Keogh Plans. Keogh plans, which are available to self-employed individuals, are defined contribution plans that may be either a money purchase plan or a profit sharing plan. As a general rule, an investor under a defined contribution Keogh plan can contribute each year up to 25% of his or her annual earned income, with an annual maximum of $30,000.

     457 Plans. If an investor is an employee of a state or local government or of certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement in accordance with Section 457 of the Code.

     TSAs - Custodial Accounts and Title I Plans. If an investor is an employee of a public school system or of certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement through a custodian account under Section 403(b) of the Code. Some organizations have adopted Title I plans, which are funded by employer contributions in addition to employee deferrals.

     401(k) Plans. With a 401(k) plan, employees can make tax-deferred contributions into a plan to which the employer may also contribute, usually on a matching basis. An employee may defer each year up to 25% of compensation, subject to certain annual maximums, which may be increased each year based on cost-of-living adjustments.

     More detailed information about these arrangements and applicable forms are available from Waddell & Reed, Inc. These plans may involve complex tax questions as to premature distributions and other matters. Investors should consult their tax adviser or pension consultant.

Redemptions

     The Prospectus gives information as to redemption procedures. Redemption payments are made within seven days unless delayed because of emergency conditions determined by the SEC, when the NYSE is closed other than for weekends or holidays, or when trading on the NYSE is restricted. Payment is made in cash, although under extraordinary conditions redemptions may be made in portfolio securities. Payment for redemptions of shares of the Corporation may be made in portfolio securities when the Corporation's Board of Directors determines that conditions exist making cash payments undesirable. Securities used for payment of redemptions are valued at the value used in figuring net asset value. There would be brokerage costs to the redeeming shareholder in selling such securities. The Corporation, however, has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder.

Reinvestment Privilege

     The Prospectus for Class A shares discusses the reinvestment privilege for Class A shares under which, if you redeem your Class A shares and then decide it was not a good idea, you may reinvest. If Class A shares of a Fund are then being offered, you can put all or part of your redemption payment back into Class A shares of that Fund without any sales charge at the net asset value next determined after you have returned the amount. Your written request to do this must be received within 30 days after your redemption request was received. You can do this only once as to Class A shares of that Fund. You do not use up this privilege by redeeming Class A shares to invest the proceeds at net asset value in a Keogh plan or an IRA.

                             DIRECTORS AND OFFICERS

     The day-to-day affairs of the Corporation are handled by outside organizations selected by the Board of Directors. The Board of Directors has responsibility for establishing broad corporate policies for the Corporation and for overseeing overall performance of the selected experts. It has the benefit of advice and reports from independent counsel and independent auditors.

     The principal occupation during at least the past five years of each Director and officer is given below. Each of the persons listed through and including Mr. Wise is a member of the Corporation's Board of Directors. The other persons are officers but not members of the Board of Directors. For purposes of this section, the term "Fund Complex" includes each of the registered investment companies in the United Group of Mutual Funds, TMK/United Funds, Inc. and Waddell & Reed Funds, Inc. Each of the Corporation's Directors is also a Director of each of the other funds in the Fund Complex and each of its officers is also an officer of one or more of the funds in the Fund Complex.

RONALD K. RICHEY*
2001 Third Avenue South
Birmingham, Alabama  35233
     Director of the Fund and each of the other funds in the Fund Complex; Director of Waddell & Reed Financial, Inc.; Chairman of the Board of Directors and Director of United Investors Life Insurance Company; Chief Executive Officer and Director of Torchmark Corporation; Chairman of the Board of Directors of Vesta Insurance Group, Inc.; Director of Full House Resorts, Inc., a developer of resorts and gaming casinos; formerly, Chairman of the Board of Directors of Waddell & Reed, Inc.; formerly, Chairman of the Board of Directors of Torchmark Corporation; formerly, Chairman of the Board of Directors of the Fund and each of the other funds in the Fund Complex; formerly, Chairman of the Board of Directors of Waddell & Reed Financial Services, Inc. Father of Linda Graves, Director of the Fund and each of the other funds in the Fund Complex. Date of birth: June 16, 1926.

KEITH A. TUCKER*
     President of the Fund and each of the other funds in the Fund Complex; President, Chairman of the Board of Directors, Chief Executive Officer and Director of Waddell & Reed Financial Services, Inc.; Chairman of the Board of Directors and Director of WRIMCO, Waddell & Reed, Inc., Waddell & Reed Services Company and Waddell & Reed Distributors, Inc., an affiliate of Waddell & Reed, Inc.; Chairman of the Board of Directors, Chief Executive Officer, Chief Financial Officer and Director of Waddell & Reed Financial, Inc.; Director of Southwestern Life Corporation; formerly, Vice Chairman of the Board of Directors and Director of Torchmark Corporation; formerly, Chairman of the Board of Directors and Director of Waddell & Reed Asset Management Company; formerly, partner in Trivest, a private investment concern; formerly, Director of Atlantis Group, Inc., a diversified company. Date of birth: February 11, 1945.

JAMES M. CONCANNON
950 Docking Road
Topeka, Kansas  66615
     Dean and Professor of Law, Washburn University School of Law; Director, AmVestors CBO II Inc. Date of birth: October 2, 1947.

JOHN A. DILLINGHAM
4040 Northwest Claymont Drive
Kansas City, Missouri  64116
     Director and consultant, McDougal Construction Company; President, JoDill Corp.; formerly Senior Vice President-Sales and Marketing, Garney Companies, Inc., a specialty utility contractor. Date of birth: January 9, 1939.

LINDA GRAVES*
1 South West Cedar Crest Road
Topeka, Kansas  66606
     First Lady of Kansas; formerly, partner, Levy and Craig, P.C., a law firm. Daughter of Ronald K. Richey, Chairman of the Board of the Fund and each of the other funds in the Fund Complex. Date of birth: July 29, 1953.

JOHN F. HAYES*

20 West 2nd Avenue
P. O. Box 2977
Hutchinson, Kansas  67504-2977
     Director of Central Bank and Trust; Director of Central Financial Corporation; Director of Central Properties, Inc.; Chairman, Gilliland & Hayes, P.A., a law firm; formerly, President, Gilliland & Hayes, P.A. Date of birth:
December 11, 1919.

GLENDON E. JOHNSON
7300 Corporate Center Drive
P. O. Box 020270
Miami, Florida  33126-1208
     Director and Chief Executive Officer of John Alden Financial Corporation and subsidiaries. Date of birth: February 19, 1924.

WILLIAM T. MORGAN*
928 Glorietta Blvd.
Coronado, California  92118
     Retired; formerly, Chairman of the Board of Directors and President of the Fund and each fund in the Fund Complex then in existence. (Mr. Morgan retired as Chairman of the Board of Directors and President of the funds in the Fund Complex then in existence on April 30, 1993); formerly, President, Director and Chief Executive Officer of WRIMCO and Waddell & Reed, Inc.; formerly, Chairman of the Board of Directors of Waddell & Reed Services Company; formerly, Director of Waddell & Reed Asset Management Company, Waddell & Reed Financial, Inc. and United Investors Life Insurance Company, affiliates of Waddell & Reed, Inc.
Date of birth:  April 27, 1928.

WILLIAM L. ROGERS
1999 Avenue of the Stars
Los Angeles, California  90067
     Principal, Colony Capital, Inc., a real estate related investment company. Date of birth: September 8, 1946.

FRANK J. ROSS, JR.*
700 West 47th Street
Kansas City, Missouri  64112
     Partner, Polsinelli, White, Vardeman & Shalton, a law firm.  Date of birth:
April 9, 1953.

ELEANOR B. SCHWARTZ
5100 Rockhill Road
Kansas City, Missouri  64113
     Chancellor, University of Missouri-Kansas City. Date of birth: January 1, 1937.

FREDERICK VOGEL III
1805 West Bradley Road
Milwaukee, Wisconsin  53217
     Retired.  Date of birth:  August 7, 1935.

PAUL S. WISE
P. O. Box 5248
8648 Silver Saddle Drive
Carefree, Arizona  85377
     Director of Potash Corporation of Saskatchewan, a fertilizer company. Date of birth: July 16, 1920.

Robert L. Hechler

     Vice President and Principal Financial Officer of the Fund and each of the other funds in the Fund Complex; Vice President, Chief Operations Officer, Director and Treasurer of Waddell & Reed Financial Services, Inc.; Executive Vice President, Principal Financial Officer, Director and Treasurer of WRIMCO; President, Chief Executive Officer, Principal Financial Officer, Director and Treasurer of Waddell & Reed, Inc.; President, Director and Treasurer of Waddell & Reed Services Company; President, Treasurer and Director of Waddell & Reed Distributors, Inc.; Executive Vice President, Chief Operations Officer and Director of Waddell & Reed Financial, Inc. Formerly, Director and Treasurer of Waddell & Reed Asset Management Company. Date of birth: November 12, 1936.

Henry J. Herrmann
     Vice President of the Fund and each of the other funds in the Fund Complex; Vice President, Chief Investment Officer and Director of Waddell & Reed Financial Services, Inc.; Director of Waddell & Reed, Inc.; President, Chief Executive Officer, Chief Investment Officer and Director of WRIMCO; President, Chief Investment Officer, Treasurer and Director of Waddell & Reed Financial, Inc. Formerly, President, Chief Executive Officer, Chief Investment Officer and Director of Waddell & Reed Asset Management Company. Date of birth: December 8, 1942.

Theodore W. Howard
     Vice President, Treasurer and Principal Accounting Officer of the Fund and each of the other funds in the Fund Complex; Vice President of Waddell & Reed Services Company. Date of birth: July 18, 1942.

Sharon K. Pappas
     Vice President, Secretary and General Counsel of the Fund and each of the other funds in the Fund Complex; Vice President, Secretary, General Counsel and Director of Waddell & Reed Financial Services, Inc.; Senior Vice President, Secretary and General Counsel of WRIMCO and Waddell & Reed, Inc.; Senior Vice President, Secretary, General Counsel and Director of Waddell & Reed Services Company; Vice President, Secretary and General Counsel of Waddell & Reed Distributors, Inc.; Secretary and Director of Waddell & Reed Financial, Inc.; formerly, Assistant General Counsel of WRIMCO, Waddell & Reed Financial Services, Inc., Waddell & Reed, Inc., Waddell & Reed Asset Management Company and Waddell & Reed Services Company. Formerly, Director, Secretary and General Counsel of Waddell & Reed Asset Management Company. Date of birth: February 9, 1959.

James C. Cusser
     Vice President of the Corporation and three other funds in the Fund Complex; Vice President of WRIMCO; formerly, Vice President of Kidder Peabody & Company. Date of birth: May 30, 1949.

Abel Garcia
     Vice President of the Corporation and two other funds in the Fund Complex; Senior Vice President of WRIMCO; Vice President of Waddell & Reed Asset Management Company; formerly, Vice President of Waddell & Reed, Inc. Date of birth: April 28, 1949.

John M. Holliday
     Vice President of the Corporation and nine other funds in the Fund Complex; Senior Vice President of WRIMCO and of Waddell & Reed Asset Management Company; formerly, Senior Vice President of Waddell & Reed, Inc. Date of birth: June 11, 1935.

Antonio Intagliata
     Vice President of the Corporation; Senior Vice President of WRIMCO; formerly, Senior Vice President of Waddell & Reed, Inc. Date of birth:
February 7, 1938.

Carl E. Sturgeon

     Vice President of the Corporation and eleven other funds in the Fund Complex; Vice President of WRIMCO; formerly, Vice President of Waddell & Reed, Inc. Date of birth: July 24, 1934.

Russell E. Thompson
     Vice President of the Corporation and two other funds in the Fund Complex; Senior Vice President of WRIMCO; Vice President of Waddell and Reed Asset Management Company; formerly, Senior Vice President of Waddell & Reed, Inc. Date of birth: March 3, 1940.

James D. Wineland
     Vice President of the Fund and two other funds in the Fund Complex; Vice President of WRIMCO; formerly, Vice President of Waddell & Reed, Inc. Date of birth: September 25, 1951.

     The address of each person is 6300 Lamar Avenue, P. O. Box 29217, Shawnee Mission, Kansas 66201-9217 unless a different address is given.

     As of the date of this SAI, six of the Corporation's Directors may be deemed to be "interested persons" as defined in the 1940 Act of its underwriter, Waddell & Reed, Inc., or of WRIMCO. The Directors who may be deemed to be "interested persons" are indicated as such by an asterisk.

     The Board of Directors has created an honorary position of Director Emeritus, which position a director may elect after resignation from the Board provided the director has attained the age of 75 and has served as a director of the funds in the United Group for a total of at least five years. A Director Emeritus receives fees in recognition of his or her past services whether or not services are rendered in his or her capacity as Director Emeritus, but has no authority or responsibility with respect to management of the Corporation. Messrs. Doyle Patterson, Jay B. Dillingham and Henry L. Bellmon retired as Directors of the Corporation and of each of the funds in the Fund Complex effective January 1, 1997, January 14, 1997 and February 11, 1998, respectively and each has elected a position as Director Emeritus.

     The funds in the United Group, TMK/United Funds, Inc. and Waddell & Reed Funds, Inc. pay to each Director a total of $48,000 per year, plus $2,500 for each meeting of the Board of Directors attended plus reimbursement of expenses of attending such meeting (prior to January 1, 1998, the funds in the United Group, TMK/United Funds, Inc. and Waddell & Reed Funds, Inc. paid to each Director a fee of $44,000 per year plus $1,000 for each meeting of the Board of Directors attended) and $500 for each committee meeting attended which is not in conjunction with a Board of Directors meeting, other than Directors who are affiliates of Waddell & Reed, Inc. The fees to the Directors who receive them are divided among the funds in the United Group , TMK/United Funds, Inc. and Waddell & Reed Funds, Inc. based on their relative size.

     During the Corporation's fiscal year ended December 31, 1997, the Corporation's Directors received the following fees for service as a director:

                               Compensation Table

                                Total
                              Aggregate          Compensation
                             Compensation      From Corporation
                                 From              and Fund
Director                     Corporation           Complex*
--------                     ------------        ------------
Ronald K. Richey              $     0             $     0
Keith A Tucker                      0                   0
James M. Concannon             11,789              25,000
John A. Dillingham             11,789              25,000
Linda Graves                   23,245              50,000
John F. Hayes                  23,245              50,000
Glendon E. Johnson             23,245              50,000
William T. Morgan              23,245              50,000
William L. Rogers              22,779              49,000
Frank J. Ross, Jr.             23,245              50,000
Eleanor B. Schwartz            23,245              50,000
Frederick Vogel III            23,245              50,000
Paul S. Wise                   23,245              50,000

*No pension or retirement benefits have been accrued as a part of Fund expenses.

     Messrs. Concannon and Dillingham were elected as Directors on July 24, 1997. The officers are paid by WRIMCO or its affiliates.

Shareholdings

     As of February 28, 1998, all of the Corporation's Directors and officers as a group owned less than 1% of the outstanding shares of the Corporation. The following table sets forth information with respect to the Corporation, as of February 28, 1998, regarding the beneficial ownership of the series, and classes thereof, of the Corporation's shares.

                                       Shares owned
Name and Address         Series and    Beneficially
of Beneficial Owner        Class       or of Record          Percent
-------------------      ----------    ------------          -------

USX Corporation          Income Fund
  Savings Fund             Class Y    2,808,291                32.32%
Plan for Salaried Employees
ATTN:  Michael A Stehura Mgr
600 Grant St Room 2618
Pittsburgh PA  15219

UMBSC & Co               Income Fund
FBO Interstate Brands      Class Y    2,418,848                27.84
Unit Elec
PO Box 419260
Kansas City MO  64141

T Rowe Price Trust       Income Fund
  Company                  Class Y    1,620,631                18.65
FBO Honeywell
ATTN:  Retirement Plan Services
10090 Red Run Blvd
Owings Mills MD  21117

Mac & Co                 Income Fund
Mutual Funds Operations    Class Y      769,638                 8.86
PO Box 3198
Pittsburgh PA  15230

Waddell & Reed           Science and Technology Fund
  Financial, Inc.          Class Y      133,386                61.94
Savings & Investment Plan
6300 Lamar Avenue        Accumulative Fund
Overland Park KS  66201    Class Y      323,893                69.04

                         Bond Fund
                           Class Y      225,085                26.72

Torchmark Corporation    Science and Technology Fund
  Savings & Investment     Class Y       76,761                35.64
  Plan
2001 Third Avenue South  Accumulative Fund
Birmingham AL  35202       Class Y      116,430                24.82

Fiduciary Trust Co NH TR Accumulative Fund
Corporate Money Pension    Class Y       26,829                 5.72
 Plan
Okanogan County Hospital Bond Fund
  District 3               Class Y       49,091                 5.83
FBO Unallocated Assets
Qualified Plan 1329481
P. O. Box 793
Omak WA 98841

Marine Midland Bank      Bond Fund
  NA FBO                   Class Y      522,070                61.98
CIBC Incentive Savings Plan
ATTN:  Mutual Fund Processing
PO Box 1329
Buffalo NY  14240

                            PAYMENTS TO SHAREHOLDERS

General

     There are three sources for the payments a Fund makes to you as a shareholder of a class of shares of a Fund, other than payments when you redeem your shares. The first source is net investment income, which is derived from the dividends, interest and earned discount on the securities a Fund holds, less expenses (which will vary by class). The second source is net realized capital gains, which are derived from proceeds received from a Fund's sale of securities at a price higher than the Fund's basis (usually cost) in such securities, less losses from sales of securities at a price lower than the Fund's basis therein; these gains can be either long-term or short-term, depending on how long the Fund has owned the securities before it sells them. The third source is net realized gains from foreign currency transactions.

     The payments made to shareholders from net investment income, net short-term capital gains and net realized gains from certain foreign currency transactions are called dividends. Payments, if any, from net long-term capital gains and the remaining foreign currency gains are called distributions.

     Each Fund pays distributions from net capital gains (the excess of net long-term capital gains over net short-term capital loss). A Fund may or may not have such gains, depending on whether securities are sold and at what price. If a Fund has net capital gains, it will pay distributions once each year, in the latter part of the fourth calendar quarter, except to the extent it has net capital losses from a prior year or years to offset the gains. It is the policy of each Fund to make annual capital gains distributions to the extent that net capital gains are realized in excess of available capital loss carryovers.

     Income and expenses are earned and incurred separately by each Fund, and gains and losses on portfolio transactions of each Fund are attributable only to that Fund. For example, capital losses realized by one Fund would not affect capital gains realized by another Fund.

Choices you have on your Dividends and Distributions

     On your application form, you can give instructions that (i) you want cash for your dividends and distributions, (ii) you want your dividends and distributions paid in shares of a Fund of the same class as that with respect to which they were paid, or (iii) you want cash for your dividends and want your distributions paid in shares of a Fund of the same class as that with respect to which they were paid. You can change your instructions at any time. If you give no instructions, your dividends and distributions will be paid in shares of that Fund of the same class as that with respect to which they were paid. All payments in shares are at net asset value without any sales charge. The net asset value used for this purpose is that computed as of the record date for the dividend or distribution, although this could be changed by the Directors. The record date is the date used to determine which shareholders are entitled to receive a dividend or distribution; investors who own shares on that date are so entitled.

     Even if you get dividends and distributions on Class A shares in cash, you can thereafter reinvest them (or distributions only) in Class A shares of that Fund at net asset value (i.e., no sales charge) next determined after receipt by Waddell & Reed, Inc. of the amount clearly identified as a reinvestment. The reinvestment must be within 45 days after the payment.

                                     TAXES

General

     In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Code, a Fund (each Fund being treated as a separate entity for these purposes) must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gains and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures contracts or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government Securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities ("50% Diversification Requirement"); and
(3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government Securities or the securities of other RICs) of any one issuer.

     Dividends and distributions declared by a Fund in October, November or December of any year and payable to its shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if they are paid by the Fund during the following January. Accordingly, those dividends and distributions will be taxed to the shareholders for the year in which that December 31 falls.

     If shares of a Fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for a dividend or distribution, the investor will receive some portion of the purchase price back as a taxable dividend or distribution.

     Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. It is the policy of each Fund to pay sufficient dividends and distributions each year to avoid imposition of the Excise Tax. The Code permits each Fund to defer into the next calendar year net capital losses incurred between November 1 and the end of the current calendar year.

Income from Foreign Securities

     Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

     Each of the Funds may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which a Fund is a U.S. shareholder that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to Federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

     If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gains -- which probably would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gains were not distributed to the Fund by the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

     A Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Fund for prior taxable years. The Fund's adjusted basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election. Regulations proposed in 1992 would provide a similar election with respect to the stock of certain PFICs.

Foreign Currency Gains and Losses

     Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of debt securities denominated in foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders.

Income from Options, Futures and Forward Currency Contracts and Foreign
Currencies

     The use of hedging and option income strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures contracts and forward currency contracts derived by a Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

     Any income a Fund earns from writing options is treated as short-term capital gains. If a Fund enters into a closing purchase transaction, it will have short-term capital gain or loss based on the difference between the premium it receives for the option it wrote and the premium it pays for the option it buys. If an option written by a Fund lapses without being exercised, the premium it receives also will be a short-term capital gain. If such an option is exercised and the Fund thus sells the securities subject to the option, the premium the Fund receives will be added to the exercise price to determine the gain or loss on the sale.

     Certain options and futures in which the Funds may invest may be "section 1256 contracts." Section 1256 contracts held by a Fund at the end of its taxable year, other than section 1256 contracts that are part of a "mixed straddle" with respect to which the Fund has made an election not to have the following rules apply, are "marked-to-market" (that is, treated as sold for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of any net gains or losses recognized on these deemed sales, and 60% of any net realized gains or losses from any actual sales of section 1256 contracts, are treated as long-term capital gains or losses, and the balance is treated as short-term capital gains or losses. As of the date of this SAI, it is not entirely clear whether that 60% portion will qualify for the reduced maximum tax rates on net capital gain enacted by the Taxpayer Relief Act of 1997
- 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 18 months - instead of the 28% rate in effect before that legislation, which now applies to gain recognized on capital assets held for more than one year but not more than 18 months, although technical corrections legislation passed by the House of Representatives would treat it as qualifying therefor. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax and for other purposes. The Fund may need to distribute any such gains to its shareholders to satisfy the Distribution Requirement and/or avoid imposition of the Excise Tax even though it may not have closed the transactions and received cash to pay the distributions.

     Code Section 1092 (dealing with straddles) may also affect the taxation of options and futures contracts in which the Funds may invest. That section defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options and futures contracts are personal property.
Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. Section 1092 also provides certain "wash sale" rules that apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period and "short sale" rules applicable to straddles. If a Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions will be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Funds are not entirely clear.

Zero Coupon and Payment-in-Kind Securities

     Certain Funds may acquire zero coupon or other securities issued with original issue discount ("OID"). As the holder of those securities, a Fund must include in its income the OID that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Similarly, a Fund must include in its gross income securities it receives as "interest" on payment-in-kind securities. Because each Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, in order to satisfy the Distribution Requirement and to avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gains.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     One of the duties undertaken by WRIMCO pursuant to the Management Agreement is to arrange the purchase and sale of securities for the portfolio of each Fund. Transactions in securities other than those for which an exchange is the primary market are generally done with dealers acting as principals or market makers. Brokerage commissions are paid primarily for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained. The individual who manages a Fund may manage other advisory accounts with similar investment objectives. It can be anticipated that the manager will frequently place concurrent orders for all or most accounts for which the manager has responsibility. Transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account.

     To effect the portfolio transactions of a Fund, WRIMCO is authorized to engage broker-dealers ("brokers") which, in its best judgment based on all relevant factors, will implement the policy of the Fund to achieve "best execution" (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions. WRIMCO need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Fund. Subject to review by the Board of Directors, such policies include the selection of brokers which provide execution and research services and other services, including pricing or quotation services directly or through others ("brokerage services") considered by WRIMCO to be useful or desirable for its investment management of the Fund and/or the other funds and accounts over which WRIMCO has investment discretion.

     Brokerage services are, in general, defined by reference to Section 28(e) of the Securities Exchange Act of 1934 as including (i) advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers; (ii) furnishing analyses and reports; or (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). "Investment discretion" is, in general, defined as having authorization to determine what securities shall be purchased or sold for an account, or making those decisions even though someone else has responsibility.

     The commissions paid to brokers that provide such brokerage services may be higher than another qualified broker would charge for effecting comparable transactions if a good faith determination is made by WRIMCO that the commission is reasonable in relation to the brokerage services provided. Subject to the foregoing considerations WRIMCO may also consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions. No allocation of brokerage or principal business is made to provide any other benefits to WRIMCO.

     The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of WRIMCO, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist WRIMCO in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made by WRIMCO.

     Such investment research (which may be supplied by a third party at the instance of a broker) includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of WRIMCO; serves to make available additional views for consideration and comparisons; and enables WRIMCO to obtain market information on the price of securities held in the Fund's portfolio or being considered for purchase.

     The Corporation may also use its brokerage to pay for pricing or quotation services to value securities. The table below sets forth the brokerage commissions paid by each of the Funds during the fiscal years ended December 31, 1997, 1996 and 1995. These figures do not include principal transactions or spreads or concessions on principal transactions, i.e., those in which a Fund sells securities to a broker-dealer firm or buys from a broker-dealer firm securities owned by it.

                               1997        1996         1995
                         ----------  ----------   ----------
United Bond Fund .....  $         0  $        0   $      469
United Income Fund ...    4,447,377   2,444,984    1,882,280
United Accumulative Fund  8,215,119   6,157,885    4,952,823
United Science and
  Technology Fund  ...      968,118     438,029      321,141
                         ----------  ----------   ----------
Total ................  $13,630,614  $9,040,898   $7,156,713
                         ==========  ==========   ==========

     The next table shows for each of the Fund's last fiscal year the transactions, other than principal transactions, which were directed to broker-dealers who provided research as well as execution and the brokerage commissions paid. These transactions were allocated to these broker-dealers by the internal allocation procedures described above.

                                           Amount of    Brokerage
                                        Transactions  Commissions
                                      --------------   ----------
United Bond Fund ....................$           ---  $       ---
United Income Fund ..................  2,476,716,081    3,260,859
United Accumulative Fund ............  5,378,307,435    6,294,593
United Science and Technology Fund ..    510,714,697      641,862
                                      --------------   ----------
  Total  ............................ $8,365,738,213  $10,197,314
                                      ==============   ==========

     As of December 31, 1997, United Income Fund owned securities of Credit Suisse Group in the amount of $30,997,468. Credit Suisse Group is a regular broker of the Fund. At December 31, 1997, United Accumulative Fund owned securities of J.P. Morgan and Co. Incorporated, Paine Webber Group Inc., Bear Stearns Companies Inc. (The) and Credit Suisse Group in the amounts of $21,935,607, $17,281,000, $15,366,250 and $20,881,528, respectively. J.P.
Morgan and Co. Incorporated, Paine Webber Group Inc., Bear Stearns Companies Inc. (The) and Credit Suisse Group are each a regular broker of the Fund. At December 31, 1997, United Science and Technology Fund owned securities of Credit Suisse Group and Merrill Lynch & Co. Inc. in the amounts of $13,456,985 and $2,414,141, respectively. Credit Suisse Group and Merrill Lynch & Co. Inc., are each a regular broker of the Fund. At December 31, 1997, United Bond Fund owned securities of Salomon Inc. and J.P. Morgan & Co. Incorporated in the amounts of $4,988,050 and $5,079,300, respectively. Salomon Inc. and J.P. Morgan & Co. Incorporated are each a regular broker of the Fund.

     The Corporation, WRIMCO and Waddell & Reed, Inc. have adopted a Code of Ethics which imposes restrictions on the personal investment activities of their employees, officers and interested directors.

Buying and Selling With Other Funds

     A Fund and one or more of the other funds in the United Group, TMK/United Funds, Inc. and Waddell & Reed Funds, Inc. or accounts over which Waddell & Reed Asset Management Company exercises investment discretion frequently buy or sell the same securities at the same time. If this happens, the amount of each purchase or sale is divided. This is done on the basis of the amount of securities each fund or account wanted to buy or sell. Sharing in large transactions could affect the price a Fund pays or receives or the amount it buys or sells. However, sometimes a better-negotiated commission is available.

                               OTHER INFORMATION

The Shares of the Four Funds

     The shares of each of the four Funds represents an interest in that Fund's securities and other assets and in its profits or losses. Each fractional share of a class has the same rights, in proportion, as a full share of that class.

     Each Fund offers two classes of its shares: Class A and Class Y. Each class of a Fund represents an interest in the same assets of the Fund and differ as follows: each class of shares has exclusive voting rights on matters pertaining to matters appropriately limited to that class; Class A shares are subject to an initial sales charge and to an ongoing service fee; each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege. The Funds do not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the same Fund by virtue of those classes. On an ongoing basis, the Board of Directors will consider whether any such conflict exists and, if so, take appropriate action. Each share of a Fund is entitled to equal voting, dividend, liquidation and redemption rights, except that due to the differing expenses borne by the two classes, dividends and liquidation proceeds of Class A shares are expected to be lower than for Class Y shares of the same Fund.

     Each share of each Fund (regardless of class) is entitled to one vote. On certain matters such as the election of Directors, all shares of all of the four Funds vote together as a single class. On other matters affecting a particular Fund, the shares of that Fund vote together as a separate class, such as with respect to a change in an investment restriction of a particular Fund, except that as to matters for which a separate vote of a class is required by the 1940 Act or which affects the interests of one or more particular classes, the affected shareholders vote as a separate class. In voting on a Management Agreement, approval by the shareholders of a Fund is effective as to that Fund whether or not enough votes are received from the shareholders of the other Funds to approve the Management Agreement for the other Funds.

THE INVESTMENTS OF UNITED BOND FUND
DECEMBER 31, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES
Chemicals and Allied Products - 5.36%
 Dow Capital B.V.,
   9.0%, 5-15-2010 .......................   $ 5,000  $   5,911,950
 Dow Chemical Company (The),
   8.55%, 10-15-2009 .....................     5,000      5,769,300
 Procter & Gamble Company (The),
   8.0%, 9-1-2024 ........................    10,000     12,008,700
 Rohm & Haas,
   9.375%, 11-15-2019 ....................     4,250      4,637,812
   Total .................................               28,327,762

Communication - 6.26%
 Bell Telephone Company of Pennsylvania (The),
   8.35%, 12-15-2030 .....................     5,000      6,228,550
 BellSouth Telecommunications, Inc.,
   5.85%, 11-15-2045 .....................     3,000      3,019,350
 Brooks Fiber Properties, Inc.,
   0.0%, 3-1-2006 (A) ....................     3,750      3,112,500
 Centel Capital Corporation,
   9.0%, 10-15-2019 ......................     3,000      3,693,780
 Jones Intercable, Inc.,
   9.625%, 3-15-2002 .....................     2,500      2,681,250
 Tele-Communications, Inc.,
   6.58%, 2-15-2005 ......................     7,500      7,987,875
 Turner Broadcasting System, Inc.,
   8.375%, 7-1-2013 ......................     4,000      4,488,080
 Videotron Holdings Plc,
   0.0%, 7-1-2004 (A) ....................     2,000      1,904,960
   Total .................................               33,116,345

Depository Institutions - 10.72%
 AmSouth Bancorporation,
   6.75%, 11-1-2025 ......................     6,000      6,147,780
 Chevy Chase Savings Bank, F.S.B.,
   9.25%, 12-1-2005 ......................     1,500      1,545,000
 Citicorp,
   9.5%, 2-1-2002 ........................     4,500      5,011,830
 J.P. Morgan & Co. Incorporated,
   7.54%, 1-15-2027 ......................     5,000      5,079,300
 Kansallis-Osake-Pankki,
   10.0%, 5-1-2002 .......................     6,000      6,818,340
 NBD Bank, National Association,
   8.25%, 11-1-2024 ......................     6,000      7,283,400
 NationsBank Corporation,
   8.57%, 11-15-2024 .....................     5,000      6,211,450
 Riggs National Corporation,
   8.5%, 2-1-2006 ........................     6,000      6,293,160


                See Notes to Schedules of Investments on page .

THE INVESTMENTS OF UNITED BOND FUND
DECEMBER 31, 1997
                                           Principal
                                           Amount in
                                           Thousands        Value
CORPORATE DEBT SECURITIES (CONTINUED)
Depository Institutions (Continued)
 SouthTrust Bank of Alabama, National Association:
   5.58%, 2-6-2006 .......................   $ 4,500  $   4,438,170
   7.69%, 5-15-2025 ......................     5,000      5,758,500
 Sovereign Bancorp, Inc.,
   8.0%, 3-15-2003 .......................     2,000      2,077,500
   Total .................................               56,664,430

Electric, Gas and Sanitary Services - 6.68%
 Cajun Electric Power Cooperative, Inc.,
   8.92%, 3-15-2019 ......................     5,000      5,387,550
 California Infrastructure and Economic Development
   Bank Special Purpose Trust:
   PG&E-1,
   6.42%, 9-25-2008 ......................     3,500      3,535,560
   SCE-1,
   6.38%, 9-25-2008 ......................     4,250      4,289,397
 Cleveland Electric Illuminating Co. (The),
   9.5%, 5-15-2005 .......................     4,000      4,436,080
 Consolidated Edison Company
   of New York, Inc.,
   8.05%, 12-15-2027 .....................     4,500      4,741,110
 El Paso Electric Company,
   7.25%, 2-1-99 .........................     2,250      2,260,553
 Niagara Mohawk Power,
   9.5%, 6-1-2000 ........................     1,500      1,587,060
 Pacific Gas & Electric Co.,
   6.875%, 12-1-99........................     4,750      4,763,205
 Pennsylvania Power & Light Co.,
   9.25%, 10-1-2019 ......................     4,000      4,326,440
   Total .................................               35,326,955

Food and Kindred Products - 4.55%
 Anheuser-Busch,
   7.0%, 9-1-2005 ........................     3,000      3,053,820
 Coca-Cola Enterprises Inc.,
   0.0%, 6-20-2020 .......................    63,500     14,394,180
 Hershey Foods,
   6.7%, 10-1-2005 .......................       500        513,770
 Nabisco, Inc.,
   6.8%, 9-1-2001 ........................     6,000      6,115,980
   Total .................................               24,077,750

Food Stores - 0.40%
 Kroger Co. (The),
   7.65%, 4-15-2007 ......................     2,000      2,137,420

Health Services - 1.66%
 Tenet Healthcare Corporation:
   7.875%, 1-15-2003 .....................     3,500      3,543,750
   8.625%, 12-1-2003 .....................     5,000      5,212,500
   Total .................................                8,756,250


                See Notes to Schedules of Investments on page .

THE INVESTMENTS OF UNITED BOND FUND
DECEMBER 31, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (CONTINUED)
Hotels and Other Lodging Places - 1.89%
 Marriott International, Inc.,
   7.875%, 4-15-2005 .....................   $ 5,000 $    5,439,950
 RHG Finance Corporation,
   8.875%, 10-1-2005 .....................     4,000      4,545,400
   Total .................................                9,985,350

Instruments and Related Products - 0.71%
 Raytheon Co.,
   6.45%, 8-15-2002 ......................     3,750      3,768,413

Insurance Carriers - 0.60%
 Reliance Group Holdings, Inc.,
   9.0%, 11-15-2000 ......................     3,000      3,145,020

Lumber and Wood Products - 0.41%
 Doman Industries Limited,
   8.75%, 3-15-2004 ......................     2,250      2,148,750

Nondepository Institutions - 14.71%
 Associates Corporation of North America,
   7.95%, 2-15-2010 ......................     5,000      5,612,550
 CHYPS CBO 1997-1 Ltd.,
   6.72%, 1-15-2010 (B)...................     8,500      8,223,750
 CWMBS, Inc.,
   6.5%, 4-25-2024 .......................    10,000      9,967,200
 Chrysler Financial Corporation,
   12.75%, 11-1-99 .......................     9,000      9,992,880
 Equicon Loan Trust,
   7.3%, 2-18-2013 .......................     4,571      4,672,826
 General Electric Capital Corporation,
   8.3%, 9-20-2009 .......................     5,000      5,780,900
 General Motors Acceptance Corporation,
   8.875%, 6-1-2010 ......................    10,000     11,939,700
 IMC Home Equity Loan Trust 1997-5 A7,
   6.9%, 1-20-2022 .......................     4,500      4,533,750
 National Rural Utilities Cooperative Finance Corp.,
   6.1%, 12-22-2000 ......................     4,000      4,005,000
 Residential Asset Securities Corporation,
   Mortgage Pass-Through Certificates,
   1995-KS3 Class D,
   8.0%, 10-25-2024 ......................     4,000      4,171,560
 U S WEST Communications Group,
   6.95%, 1-15-2037 ......................     3,750      3,862,762
 Westinghouse Electric Corporation,
   8.875%, 6-14-2014 .....................     4,500      4,998,690
   Total .................................               77,761,568


                See Notes to Schedules of Investments on page .

THE INVESTMENTS OF UNITED BOND FUND
DECEMBER 31, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (CONTINUED)
Oil and Gas Extraction - 3.53%
 Anadarko Petroleum Corporation,
   7.25%, 3-15-2025 ......................   $ 5,000 $    5,457,200
 Louis Dreyfus Natural Gas Corp.,
   9.25%, 6-15-2004 ......................     4,500      5,040,000
 Mitchell Energy & Development Corp.,
   9.25%, 1-15-2002 ......................       165        179,284
 Oryx Energy Company,
   10.0%, 4-1-2001 .......................     3,500      3,844,995
 YPF Sociedad Anoima,
   8.0%, 2-15-2004 .......................     4,000      4,130,680
   Total .................................               18,652,159

Paper and Allied Products - 1.31%
 Boise Cascade Office Products Corporation,
   9.875%, 2-15-2001 .....................     2,500      2,594,450
 Canadian Pacific Forest Products Ltd.,
   9.25%, 6-15-2002 ......................     4,000      4,308,880
   Total .................................                6,903,330

Printing and Publishing - 0.52%
 Viacom International Inc.,
   10.25%, 9-15-2001 .....................     2,500      2,752,400

Security and Commodity Brokers - 0.94%
 Salomon Inc.,
   3.65%, 2-14-2002 ......................     5,000      4,988,050

Stone, Clay and Glass Products - 1.93%
 Owens-Corning Fiberglas Corporation,
   8.875%, 6-1-2002 ......................     5,000      5,440,650
 Owens-Illinois, Inc.,
   7.85%, 5-15-2004 ......................     2,500      2,626,350
 USG Corporation,
   9.25%, 9-15-2001 ......................     2,000      2,140,000
   Total .................................               10,207,000

United States Postal Service - 0.33%
 Postal Square Limited Partnership,
   6.5%, 7-15-2022 .......................     1,750      1,754,375


                See Notes to Schedules of Investments on page .

THE INVESTMENTS OF UNITED BOND FUND
DECEMBER 31, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (CONTINUED)
Wholesale Trade -- Durable Goods - 2.61%
 Fisher Scientific International Inc.,
   7.125%, 12-15-2005 ....................   $ 3,500 $    3,274,845
 Motorola, Inc.,
   8.4%, 8-15-2031 .......................     8,500     10,533,795
   Total .................................               13,808,640

TOTAL CORPORATE DEBT SECURITIES - 65.12%               $344,281,967
 (Cost: $329,194,429)

OTHER GOVERNMENT SECURITIES
Canada - 6.13%
 Hydro Quebec:
   8.05%, 7-7-2024 .......................    10,000     11,512,700
   7.4%, 3-28-2025 .......................     5,000      6,079,250
 Province de Quebec:
   5.67%, 2-27-2026 ......................     3,500      3,689,105
   6.29%, 3-6-2026 .......................     5,000      5,155,100
 Province of Nova Scotia,
   8.25%, 11-15-2019 .....................     5,000      5,962,650
   Total .................................               32,398,805

Supranational - 1.12%
 Inter-American Development Bank,
   8.4%, 9-1-2009 ........................     5,000      5,937,700

TOTAL OTHER GOVERNMENT SECURITIES - 7.25%             $  38,336,505
 (Cost: $34,404,421)

UNITED STATES GOVERNMENT SECURITIES
 Federal Home Loan Mortgage Corporation:
   7.5%, 2-15-2007 .......................    10,000     10,265,600
   7.5%, 11-15-2017 ......................    10,000     10,153,100
   7.0%, 1-15-2019 .......................     2,000      2,043,120
   7.5%, 4-15-2019 .......................    13,730     14,111,896
   7.95%, 12-15-2020 .....................     9,000      9,247,500
 Federal National Mortgage Association:
   7.0%, 7-25-2006 .......................    10,000     10,146,800
   7.0%, 9-25-2020 .......................     2,000      2,040,000
   7.0%, 8-25-2021 .......................    10,000     10,121,800
 Government National Mortgage Association:
   7.5%, 7-15-2023 .......................     5,773      5,940,383
   7.5%, 12-15-2023 ......................     5,006      5,151,884
   8.0%, 9-15-2025 .......................     8,636      9,072,865
   7.0%, 7-20-2027 .......................       359        360,850
   7.0%, 9-20-2027 .......................     5,562      5,589,630
   7.75%, 10-15-2031 .....................     1,987      2,060,520


                See Notes to Schedules of Investments on page .

THE INVESTMENTS OF UNITED BOND FUND
DECEMBER 31, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

UNITED STATES GOVERNMENT SECURITIES (Continued)
 United States Department of Veterans Affairs,
   Guaranteed Remic Pass-Through Certificates,
   Vendee Mortgage Trust, 1997-2 Class C,
   7.5%, 8-15-2017 .......................   $ 4,000   $  4,163,720
 United States Treasury:
   6.75%, 5-31-99 ........................     7,500      7,610,175
   5.75%, 10-31-2000 .....................     9,000      9,011,250
   5.25%, 1-31-2001 ......................     5,000      4,939,050
   0.0%, 2-15-2019 .......................     4,000      1,122,120

TOTAL UNITED STATES GOVERNMENT
 SECURITIES - 23.29%                                   $123,152,263
 (Cost: $120,200,214)

TOTAL SHORT-TERM SECURITIES - 3.44%                    $ 18,181,383
 (Cost: $18,181,383)

TOTAL INVESTMENT SECURITIES - 99.10%                   $523,952,118
 (Cost: $501,980,447)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.90%         4,743,665

NET ASSETS - 100.00%                                   $528,695,783


                See Notes to Schedules of Investments on page .

THE INVESTMENTS OF UNITED INCOME FUND
DECEMBER 31, 1997

                                              Shares          Value

COMMON STOCKS
Apparel and Accessory Stores - 1.64%
 Gap, Inc. (The)  ........................ 3,000,000  $ 106,311,000

Building Materials and Garden Supplies - 1.04%
 Home Depot, Inc. (The)  ................. 1,147,500     67,559,062

Business Services - 1.29%
 Microsoft Corporation*  .................   650,000     83,991,700

Chemicals and Allied Products - 20.10%
 Air Products and Chemicals, Inc.  ....... 1,150,000     94,515,050
 Astra AB, Class A (C)  .................. 1,600,000     27,738,901
 Avon Products, Inc.  ....................   450,000     27,618,750
 BetzDearborn Inc.  ......................   563,000     34,377,906
 Colgate-Palmolive Company  .............. 1,200,000     88,200,000
 Dow Chemical Company (The)  .............   575,000     58,362,500
 du Pont (E.I.) de Nemours and Company  .. 2,000,000    120,124,000
 Gillette Company (The)  ................. 1,904,000    191,232,048
 Lilly (Eli) and Company  ................ 1,250,000     87,031,250
 Merck & Co., Inc.  ......................   700,000     74,375,000
 Monsanto Company  ....................... 1,625,200     68,258,400
 Novartis AG (C) .........................    15,625     25,344,775
 PPG Industries, Inc.  ................... 1,250,000     71,406,250
 Pfizer Inc.  ............................ 1,300,000     96,930,600
 Praxair, Inc.  ..........................   500,000     22,500,000
 Procter & Gamble Company (The)  ......... 1,200,000     95,774,400
 Solutia Inc.  ...........................   136,000      3,629,432
 Union Carbide Corporation  ..............   875,000     37,569,875
 Warner-Lambert Company  .................   650,000     80,600,000
   Total .................................            1,305,589,137

Communication - 3.49%
 AirTouch Communications*  ...............   900,000     37,405,800
 Cox Communications, Inc.*  .............. 1,250,000     50,077,500
 Grupo Televisa, S.A., GDR*  .............   525,000     20,310,675
 Nokia Corporation, Series A (C)  ........   760,000     53,984,802
 SBC Communications Inc.  ................   460,000     33,695,000
 WorldCom, Inc.*  ........................ 1,037,000     31,401,397
   Total .................................              226,875,174


                See Notes to Schedules of Investments on page .

THE INVESTMENTS OF UNITED INCOME FUND
DECEMBER 31, 1997

                                              Shares        Value

COMMON STOCKS (Continued)
Depository Institutions - 5.57%
 BankAmerica Corporation  ................   950,000 $   69,350,000
 Chase Manhattan Corporation (The)  ......   525,000     57,487,500
 Citicorp  ...............................   500,000     63,218,500
 Credit Suisse Group, Registered
   Shares (C) ............................   200,400     30,997,468
 Norwest Corporation  .................... 2,200,000     84,975,000
 U. S. Bancorp.  .........................   500,000     55,968,500
   Total .................................              361,996,968

Eating and Drinking Places - 0.09%
 TRICON Global Restaurants, Inc.*  .......   200,000      5,812,400

Electric, Gas and Sanitary Services - 1.09%
 Duke Energy Corp.  ...................... 1,275,000     70,603,125

Electronic and Other Electric Equipment - 9.80%
 Aeroquip-Vickers Inc.  ..................   464,000     22,764,768
 Analog Devices, Inc.*  .................. 1,740,000     48,175,380
 Emerson Electric Co.  ...................   800,000     45,149,600
 General Electric Company  ............... 2,400,000    176,100,000
 Intel Corporation  ...................... 2,300,000    161,501,400
 Lucent Technologies Inc.  ...............   425,000     33,946,875
 Maytag Corporation  ..................... 1,100,000     41,043,200
 NextLevel Systems, Inc.*  ............... 1,863,800     33,315,425
 Telefonaktiebolaget LM Ericsson, ADR,
   Class B ............................... 2,000,000     74,686,000
   Total .................................              636,682,648

Food and Kindred Products - 2.86%
 CPC International Inc.  .................   700,000     75,600,000
 Coca-Cola Company (The)  ................   560,000     37,310,000
 PepsiCo, Inc.  .......................... 2,000,000     72,874,000
   Total .................................              185,784,000

Food Stores - 0.60%
 Kroger Co. (The)*  ...................... 1,050,000     38,783,850

Forestry - 1.11%
 Georgia-Pacific Corporation  ............   425,000     25,818,750
 Georgia-Pacific Corporation, Timber Group*  425,000      9,641,975
 Weyerhaeuser Company  ...................   750,000     36,796,500
   Total .................................               72,257,225

Furniture and Fixtures - 0.11%
 Lear Corporation*  ......................   146,200      6,944,500


                See Notes to Schedules of Investments on page .

THE INVESTMENTS OF UNITED INCOME FUND
DECEMBER 31, 1997

                                              Shares        Value

COMMON STOCKS (Continued)
Furniture and Home Furnishings Stores - 0.88%
 Circuit City Stores, Inc.  .............. 1,600,000 $   56,899,200

General Merchandise Stores - 3.42%
 Cifra, S.A. de C.V., Series C (C)  ...... 8,000,000     17,947,447
 Dayton Hudson Corporation  ..............   949,800     64,170,387
 Federated Department Stores, Inc.* ......   760,000     32,727,120
 Wal-Mart Stores, Inc.  .................. 2,725,000    107,465,825
   Total .................................              222,310,779

Health Services - 0.77%
 Tenet Healthcare Corporation*  .......... 1,500,000     49,687,500

Industrial Machinery and Equipment - 11.67%
 Applied Materials, Inc.*  ............... 1,910,000     57,477,630
 Case Corporation  ....................... 1,214,600     73,406,780
 Caterpillar Inc.  ....................... 2,800,000    135,973,600
 cisco Systems, Inc.*  ................... 1,125,000     62,788,500
 Compaq Computer Corporation*  ........... 1,125,000     63,491,625
 Deere & Company  ........................ 2,055,000    119,831,160
 Eaton Corporation  ......................   500,000     44,625,000
 Hewlett-Packard Company  ................   225,400     14,087,500
 Ingersoll-Rand Company  .................   600,000     24,262,200
 International Business Machines
   Corporation ...........................   600,000     62,737,200
 Parker Hannifin Corporation  ............   900,000     41,287,500
 United Technologies Corporation  ........   800,000     58,249,600
   Total .................................              758,218,295

Instruments and Related Products - 4.77%
 General Motors Corporation, Class H  ....   674,700     24,921,394
 Guidant Corporation  .................... 1,800,000    112,050,000
 Medtronic, Inc.  ........................ 1,600,000     83,699,200
 Raytheon Company, Class A*  .............   454,381     22,406,437
 Xerox Corporation  ......................   900,000     66,430,800
   Total .................................              309,507,831

Insurance Carriers - 0.90%
 American International Group, Inc.   ....   539,200     58,638,000

Miscellaneous Retail - 0.53%
 Costco Companies, Inc.*  ................   765,000     34,113,645

Motion Pictures - 1.07%
 Walt Disney Company (The)  ..............   700,000     69,343,400


                See Notes to Schedules of Investments on page .

THE INVESTMENTS OF UNITED INCOME FUND
DECEMBER 31, 1997

                                              Shares        Value

COMMON STOCKS (Continued)
Nondepository Institutions - 3.95%
 Associates First Capital Corporation  ...   500,000 $   35,968,500
 Fannie Mae  ............................. 1,805,800    103,042,560
 Freddie Mac  ............................ 2,800,000    117,423,600
   Total .................................              256,434,660

Paper and Allied Products - 1.17%
 Champion International Corporation  .....   500,000     22,656,000
 International Paper Company  ............   600,000     25,875,000
 Willamette Industries, Inc.  ............   860,000     27,680,820
   Total .................................               76,211,820

Petroleum and Coal Products - 2.85%
 British Petroleum p.l.c (The), ADR  .....   400,000     31,874,800
 Exxon Corporation  ......................   500,000     30,593,500
 Mobil Corporation  ......................   800,000     57,749,600
 Royal Dutch Petroleum Company  .......... 1,200,000     65,024,400
   Total .................................              185,242,300

Primary Metal Industries - 0.70%
 Aluminum Company of America  ............   650,000     45,743,750

Railroad Transportation - 0.47%
 Burlington Northern Santa Fe Corporation    325,000     30,204,525

Rubber and Miscellaneous Plastics Products - 0.98%
 Goodyear Tire & Rubber Company (The)  ... 1,000,000     63,625,000

Transportation By Air - 1.43%
 AMR Corporation*  .......................   400,000     51,400,000
 Delta Air Lines, Inc.  ..................   350,000     41,671,700
   Total .................................               93,071,700

Transportation Equipment - 6.06%
 AlliedSignal Inc.  ...................... 1,400,000     54,511,800
 Boeing Company (The)  ................... 1,270,000     62,149,990
 Chrysler Corporation  ................... 2,750,000     96,764,250
 Dana Corporation  .......................   760,000     36,100,000
 Ford Motor Company  ..................... 1,500,000     73,030,500
 General Motors Corporation  ............. 1,175,000     71,234,375
   Total .................................              393,790,915

Wholesale Trade -- Durable Goods - 0.70%
 Motorola, Inc.  .........................   800,000     45,649,600

Wholesale Trade -- Nondurable Goods - 0.54%
 Safeway Inc.*  ..........................   550,000     34,718,750

TOTAL COMMON STOCKS - 91.65%                         $5,952,602,459
 (Cost: $3,145,426,762)


                See Notes to Schedules of Investments on page .

THE INVESTMENTS OF UNITED INCOME FUND
DECEMBER 31, 1997

                                           Principal
                                           Amount in
                                           Thousands          Value

CORPORATE DEBT SECURITIES
Depository Institutions - 0.16%
 Morgan Guaranty Trust Company of New York,
   7.375%, 2-1-2002 ......................   $10,250 $   10,655,695

Nondepository Institutions - 0.18%
 General Electric Capital Corporation,
   8.3%, 9-20-2009 .......................    10,000     11,561,800

TOTAL CORPORATE DEBT SECURITIES - 0.34%              $   22,217,495
 (Cost: $20,010,806)

UNITED STATES GOVERNMENT SECURITIES
 United States Treasury:
   6.75%, 4-30-2000 ......................    37,000     37,843,970
   5.75%, 8-15-2003 ......................    50,000     50,031,000
   10.375%, 11-15-2012 ...................     8,500     11,294,375
   9.0%, 11-15-2018 ......................    20,000     27,018,800

TOTAL UNITED STATES GOVERNMENT
 SECURITIES - 1.94%                                  $  126,188,145
 (Cost: $114,887,534)

SHORT-TERM SECURITIES
Commercial Paper
 Chemicals and Allied Products - 0.62%
 duPont (E.I.) de Nemours and Company:
   5.75%, 1-21-98 ........................    10,330     10,297,001
   5.75%, 1-23-98 ........................    25,000     24,912,153
 Monsanto Company,
   5.82%, 1-15-98 ........................     5,195      5,183,242
   Total .................................               40,392,396

 Communication - 0.70%
 Ameritech Corp.,
   5.89%, 2-3-98 .........................    20,430     20,319,695
 Bell Atlantic Financial Services Inc.,
   5.8%, 1-5-98 ..........................    25,000     24,983,889
   Total .................................               45,303,584

 Depository Institutions - 0.51%
 Canadian Imperial Holdings Inc.,
   5.82%, 1-7-98 .........................    26,000     25,974,780
 National Australia Funding (DE) Inc.,
   5.8%, 1-12-98 .........................     6,920      6,907,736
   Total .................................               32,882,516


                See Notes to Schedules of Investments on page .

THE INVESTMENTS OF UNITED INCOME FUND
DECEMBER 31, 1997

                                           Principal
                                           Amount in
                                           Thousands          Value

SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
 Electric, Gas and Sanitary Services - 1.06%
 Carolina Power & Light Co.,
   6.1%, 1-21-98 .........................  $  1,740 $    1,734,103
 Commonwealth Edison Co.:
   6.18%, 1-14-98 ........................     1,460      1,456,742
   6.18%, 1-28-98 ........................    14,620     14,552,236
 Florida Power Corp.,
   5.77%, 1-29-98 ........................     8,500      8,461,854
 Idaho Power Co.,
   5.82%, 1-5-98 .........................     5,000      4,996,767
 Public Service Co. Of Colorado,
   6.1%, 1-8-98 ..........................    33,000     32,960,858
 Puget Sound Energy Inc.,
   6.12%, 1-9-98 .........................     4,860      4,853,391
   Total .................................               69,015,951

 Fabricated Metal Products - 0.00%
 Danaher Corporation,
   5.7227%, Master Note ..................       110        110,000

 Food and Kindred Products - 0.62%
 ConAgra Inc.,
   6.7%, 1-15-98 .........................     1,000        997,395
 Hercules Inc.,
  6.09%, 1-16-98    .................7,655 7,635,575
 Seagram (Joseph E.) & Sons Inc.:
   5.85%, 1-15-98 ........................    21,880     21,830,223
   6.45%, 1-15-98 ........................     1,085      1,082,279
   5.8%, 2-2-98 ..........................     8,600      8,555,662
   Total .................................               40,101,134

 Food Stores - 0.22%
 Albertson's Inc.,
   5.76%, 1-22-98 ........................    14,515     14,466,230

 Industrial Machinery and Equipment - 0.06%
 Hewlett-Packard Company,
   5.95%, 1-21-98 ........................     4,040      4,026,646

 Instruments and Related Products - 0.39%
 Baxter International Inc.:
  6.07%, 1-14-98    ................10,18510,162,675
  6.1%, 1-30-98     15,000......14,926,292
   Total .................................               25,088,967


                See Notes to Schedules of Investments on page .

THE INVESTMENTS OF UNITED INCOME FUND
DECEMBER 31, 1997

                                           Principal
                                           Amount in
                                           Thousands          Value

SHORT-TERM SECURITIES(Continued)
Commercial Paper (Continued)
 Insurance Agents, Brokers and Service - 0.09%
 Aon Corp.,
   5.9%, 1-30-98 .........................  $  5,645 $    5,618,171

 Insurance Carriers - 0.20%
 USAA Capital Corp.:
   5.9%, 1-21-98 .........................     9,425      9,394,107
   5.72%, 2-3-98 .........................     3,695      3,675,626
   Total .................................               13,069,733

 Motion Pictures - 0.32%
 Walt Disney Company (The),
   5.7%, 1-13-98 .........................    20,780     20,740,518

 Nondepository Institutions - 0.89%
 Deere (John) Capital Corp.,
   5.75%, 1-15-98 ........................    24,640     24,584,902
 General Electric Capital Corporation,
   5.79%, 1-7-98 .........................     9,670      9,660,668
 Island Finance Puerto Rico Inc.,
   5.72%, 1-30-98 ........................     4,150      4,130,878
 Textron Financial Corp.:
   6.0%, 1-20-98 .........................    18,000     17,943,000
   6.05%, 2-4-98 .........................     1,650      1,640,572
   Total .................................               57,960,020

 Printing and Publishing - 0.01%
 American Greetings Corp.,
   5.8%, 1-9-98 ..........................     1,000        998,711

 Tobacco Products - 0.42%
 B.A.T Capital Corp.:
  5.9%, 1-20-98     7,055........7,033,031
  5.8%, 1-23-98     20,070......19,998,863
  Total         27,031,894

TOTAL SHORT-TERM SECURITIES - 6.11%                  $  396,806,471
 (Cost: $396,806,471)

TOTAL INVESTMENT SECURITIES - 100.04%                $6,497,814,570
 (Cost: $3,677,131,573)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.04%)      (2,825,126)

NET ASSETS - 100.00%                                 $6,494,989,444


                See Notes to Schedules of Investments on page .

THE INVESTMENTS OF UNITED ACCUMULATIVE FUND
DECEMBER 31, 1997

                                              Shares        Value

COMMON STOCKS
Apparel and Accessory Stores - 1.13%
 Nordstrom, Inc. .........................   300,000 $   18,075,000

Business Services - 0.67%
 Cerner Corporation*  ....................   500,000     10,656,000

Chemicals and Allied Products - 15.38%
 American Home Products Corporation  .....   775,000     59,287,500
 Centocor, Inc.*  ........................   200,000      6,675,000
 Gilead Sciences*  .......................   200,000      7,675,000
 Novartis AG, ADR  .......................   900,000     73,068,300
 Pfizer Inc.  ............................   500,000     37,281,000
 Warner-Lambert Company  .................   500,000     62,000,000
   Total .................................              245,986,800

Communication - 10.44%
 Intermedia Communications of Florida, Inc.* 397,800     24,141,289
 LCI International, Inc.*  ...............   700,000     21,525,000
 Southern New England Telecommunications
   Corporation ...........................   377,000     18,967,624
 Sprint Corporation  .....................   550,000     32,243,750
 Telecom Italia S.p.A., ADR  .............   350,000     22,400,000
 Teleport Communications Group Inc.*  ....   500,000     27,468,500
 360. Communications Company*  ........... 1,000,000     20,187,000
   Total .................................              166,933,163

Depository Institutions - 17.49%
 AmSouth Bancorporation  .................   150,000      8,146,800
 BankAmerica Corporation*  ...............   550,000     40,150,000
 Compass Bancshares, Inc.  ...............   150,000      6,571,800
 Credit Suisse Group, Registered
   Shares (C) ............................   135,000     20,881,528
 Crestar Financial Corporation  ..........   400,000     22,800,000
 First American Corporation  .............   500,000     24,906,000
 First Chicago NBD Corporation  ..........   350,000     29,202,950
 First Virginia Banks, Inc.  .............   300,000     15,525,000
 Fleet Financial Group, Inc.  ............   255,000     19,108,935
 Mellon Bank Corporation  ................   550,000     33,343,750
 Mercantile Bancorporation Inc.  .........   218,400     13,431,600
 Mercantile Bankshares Corporation  ......   310,000     12,012,500
 Northern Trust Corporation  .............   100,000      7,000,000
 Riggs National Corporation  .............   400,000     10,800,000
 Washington Federal Inc.  ................   500,000     15,734,000
   Total .................................              279,614,863

Eating and Drinking Places - 1.05%
 Wendys International, Inc.  .............   700,000     16,843,400


                See Notes to Schedules of Investments on page .

THE INVESTMENTS OF UNITED ACCUMULATIVE FUND
DECEMBER 31, 1997

                                              Shares        Value

COMMON STOCKS (Continued)
Electric, Gas and Sanitary Services - 3.27%
 Columbia Gas System, Inc. (The)  ........   200,000 $   15,712,400
 Sonat Inc.  .............................   800,000     36,600,000
   Total .................................               52,312,400

Food and Kindred Products - 1.51%
 Nabisco Holdings, Class A  ..............   500,000     24,218,500

General Merchandise Stores - 1.35%
 Federated Department Stores, Inc.*  .....   500,000     21,531,000

Health Services - 1.12%
 Total Renal Care Holdings, Inc.*  .......   650,000     17,956,250

Holding and Other Investment Offices - 3.16%
 Duke Realty Investments, Inc.  ..........   300,000      7,275,000
 Equity Residential Properties  ..........   150,000      7,612,500
 Grupo Financiero Banamex Accival,
   S.A. de C.V., B, CPO Shares (C)* ...... 2,500,000      7,483,267
 Kilroy Realty Corporation  ..............   550,000     15,812,500
 Mack-Cali Realty Corporation  ...........   300,000     12,300,000
   Total .................................               50,483,267

Instruments and Related Products - 1.58%
 Baxter International Inc.  ..............   500,000     25,218,500

Insurance Agents, Brokers and Service - 3.09%
 Humana Inc.*  ........................... 1,300,000     26,975,000
 Marsh & McLennan Companies, Inc.  .......   300,000     22,368,600
   Total .................................               49,343,600

Insurance Carriers - 9.21%
 Chartwell Re Corporation  ...............   500,000     16,875,000
 Chubb Corporation (The)  ................   500,000     37,812,500
 Liberty Corporation (The)  ..............   350,000     16,362,500
 Ohio Casualty Corporation  ..............   350,000     15,793,750
 Penn-America Group, Inc.  ...............   150,000      3,065,550
 ReliaStar Financial Corp.  ..............   700,000     28,830,900
 Trenwick Group Inc.  ....................   500,000     18,437,500
 Vesta Insurance Group, Inc.  ............   171,500     10,182,812
   Total .................................              147,360,512

Miscellaneous Retail - 0.98%
 Costco Companies, Inc.*  ................   350,000     15,607,550

Nondepository Institutions - 3.79%
 CIT Group, Inc. (The), Class A*  ........   500,000     16,125,000
 Fannie Mae  .............................   450,000     25,677,900
 Freddie Mac  ............................   450,000     18,871,650
   Total .................................               60,674,550


                See Notes to Schedules of Investments on page .

THE INVESTMENTS OF UNITED ACCUMULATIVE FUND
DECEMBER 31, 1997

                                              Shares        Value

COMMON STOCKS (Continued)
Oil and Gas Extraction - 2.40%
 Schlumberger Limited  ...................   250,000 $   20,125,000
 Western Atlas, Inc.*  ...................   250,000     18,265,500
   Total..................................               38,390,500

Petroleum and Coal Products - 1.33%
 Unocal Corporation  .....................   550,000     21,346,600

Printing and Publishing - 1.16%
 Gannett Co., Inc.  ......................   300,000     18,543,600

Security and Commodity Brokers - 2.04%
 Bear Stearns Companies Inc. (The)  ......   323,500     15,366,250
 Paine Webber Group Inc.  ................   500,000     17,281,000
   Total .................................               32,647,250

Transportation Equipment - 1.71%
 Hayes Wheels International, Inc.*  ......   235,000      6,580,000
 Northrop Grumman Corporation  ...........   180,000     20,700,000
   Total .................................               27,280,000

TOTAL COMMON STOCKS - 83.86%                         $1,341,023,305
 (Cost: $1,223,694,190)

PREFERRED STOCK - 0.64%
Real Estate
 Equity Residential Properties, 7.25%  ...   400,000 $   10,250,000
 (Cost: $10,012,400)

                                           Principal
                                           Amount in
                                           Thousands

SHORT-TERM SECURITIES
Commercial Paper
 Chemicals and Allied Products - 2.38%
 Air Products and Chemicals Inc.,
   5.85%, 1-23-98 ........................   $ 4,355      4,339,431
 Monsanto Company,
   5.82%, 1-15-98 ........................    26,740     26,679,478
 Procter & Gamble Company (The),
   5.9%, 1-16-98 .........................     7,085      7,067,583
   Total .................................               38,086,492

 Communication - 1.03%
 BellSouth Telecommunications, Inc.,
   5.95%, 1-7-98 .........................     8,195      8,186,873
 GTE Corporation,
   6.55%, 1-27-98 ........................     8,330      8,290,595
   Total .................................               16,477,468


                See Notes to Schedules of Investments on page .

THE INVESTMENTS OF UNITED ACCUMULATIVE FUND
DECEMBER 31, 1997

                                           Principal
                                           Amount in
                                           Thousands          Value

SHORT-TERM SECURITIES(Continued)
Commercial Paper (Continued)
 Depository Institutions - 1.96%
 J.P. Morgan & Co. Incorporated,
   5.8%, 2-5-98 ..........................   $22,060 $   21,935,607
 Toronto-Dominion Holdings USA Inc.:
   5.77%, 1-12-98 ........................     4,360      4,352,313
   5.85%, 1-12-98 ........................     4,975      4,966,107
   Total .................................               31,254,027

 Electric, Gas and Sanitary Services - 3.60%
 Bay State Gas Co.,
   5.62%, 1-5-98 .........................       645        644,597
 Commonwealth Edison Co.,
   6.18%, 1-14-98 ........................     6,540      6,525,405
 Georgia Power Co.,
   5.88%, 1-15-98 ........................    25,000     24,942,833
 Public Service Electric & Gas Co.,
   5.85%, 2-3-98 .........................     1,055      1,049,343
 Southern California Edison Co.:
   5.78%, 1-15-98 ........................     8,520      8,500,849
   5.83%, 1-15-98 ........................    16,000     15,963,724
   Total .................................               57,626,751

 Electronic and Other Electric Equipment - 0.72%
 Sony Capital Corp.,
   5.86%, 2-4-98 .........................     7,000      6,961,259
 Whirlpool Corp.,
   6.5%, 1-5-98 ..........................     4,580      4,576,692
   Total .................................               11,537,951

 Fabricated Metal Products - 0.00%
 Danaher Corporation,
   5.7227%, Master Note ..................        49         49,000

 Food and Kindred Products - 1.79%
 ConAgra, Inc.,
   6.72%, 1-9-98 .........................     1,970      1,967,058
 Heinz (H.J.) Company,
  5.8%, 2-10-98     17,000......16,890,445
 Hercules Inc.:
  6.05%, 1-9-98     5,425........5,417,707
  6.15%, 1-9-98     2,770........2,766,214
 Seagram (Joseph E.) & Sons Inc.,
   5.8%, 2-2-98 ..........................     1,590      1,581,803
   Total .................................               28,623,227


                See Notes to Schedules of Investments on page .

THE INVESTMENTS OF UNITED ACCUMULATIVE FUND
DECEMBER 31, 1997

                                           Principal
                                           Amount in
                                           Thousands          Value
SHORT-TERM SECURITIES(Continued)
Commercial Paper (Continued)
 Industrial Machinery and Equipment - 0.10%
 Hewlett-Packard Company,
   5.77%, 1-5-98 .........................   $ 1,515  $   1,514,029

 Insurance Carriers - 0.25%
 Transamerica Finance Corp.,
   5.75%, 1-22-98 ........................     4,005      3,991,567

 Metal Mining - 0.38%
 BHP Finance (USA) Inc.,
   5.72%, 1-13-98 ........................     6,000      5,988,560

 Nondepository Institutions - 2.09%
 General Electric Capital Corp.,
   5.79%, 1-7-98 .........................    19,530     19,511,154
 Textron Financial Corp.,
   6.15%, 1-29-98 ........................    14,000     13,933,033
   Total .................................               33,444,187

 Personal Services - 0.86%
 Block Financial Corp.:
   5.77%, 1-16-98 ........................     5,000      4,987,979
   5.77%, 1-20-98 ........................     3,573      3,562,119
   5.82%, 2-19-98 ........................     5,290      5,248,094
   Total .................................               13,798,192

 Petroleum and Coal Products - 0.13%
 BP America Inc.,
   6.1%, 1-21-98 .........................     2,090      2,082,917

 Textile Mill Products - 0.34%
 Sara Lee Corporation,
   5.5727%, Master Note ..................     5,421      5,421,000

 Transportation Equipment - 0.62%
 Dana Credit Corp.,
   6.03%, 2-2-98 .........................    10,000      9,946,400

Total Commercial Paper - 16.25%                         259,841,768

Municipal Obligations - 0.43%
 California
 California Pollution Control Financing Authority,
   Environmental Improvement Revenue Bonds
   (Shell Martinez Refining Company Project),
   Series 1996 (Taxable),
   5.95%, 1-14-98 ........................     6,840      6,840,000

TOTAL SHORT-TERM SECURITIES - 16.68%                 $  266,681,768
 (Cost: $266,681,768)


                See Notes to Schedules of Investments on page .

THE INVESTMENTS OF UNITED ACCUMULATIVE FUND
DECEMBER 31, 1997

                                                              Value

TOTAL INVESTMENT SECURITIES - 101.18%                $1,617,955,073
 (Cost: $1,500,388,358)

LIABILITIES, NET OF CASH AND OTHER ASSETS -  (1.18%)    (18,912,611)

NET ASSETS - 100.00%                                 $1,599,042,462


                See Notes to Schedules of Investments on page .

THE INVESTMENTS OF UNITED SCIENCE AND TECHNOLOGY FUND
DECEMBER 31, 1997

                                              Shares        Value

COMMON STOCKS
Building Materials and Garden Supplies - 0.88%
 Fastenal Company  .......................   244,600 $    9,401,690

Business Services - 34.79%
 America Online, Inc.*  ..................   500,000     44,593,500
 Autodesk, Inc.  .........................   325,000     11,984,375
 BMC Software, Inc.*  ....................   400,000     26,224,800
 CKS Group, Inc.*  .......................   400,000      5,662,400
 Cendant Corporation*  ................... 1,000,000     34,375,000
 Concord EFS, Inc.*  .....................   400,000      9,974,800
 E*TRADE Group, Inc.*  ...................   212,500      4,894,088
 HBO & Company  ..........................   745,400     35,755,347
 HCIA Inc.*  .............................   300,000      3,637,500
 HNC Software Inc.*  .....................   270,000     11,660,490
 i2 Technologies, Inc.*  .................   279,500     14,752,290
 Intuit Inc.*  ...........................   510,000     21,069,120
 J. D. Edwards*  .........................   252,700      7,501,905
 Microsoft Corporation*  .................   175,000     22,613,150
 Networks Associates, Inc.*  .............   300,000     15,834,300
 Parametric Technology Corporation*  .....   210,000      9,935,520
 Primark Corporation*  ...................    50,000      2,034,350
 Security Dynamics Technologies, Inc.*  ..   200,000      7,162,400
 Shared Medical Systems Corporation  .....   300,000     19,800,000
 TMP Worldwide Inc.*  ....................   500,000     11,437,500
 Transaction Systems Architects, Inc.*  ..   300,000     11,381,100
 Veritas Software Corp.*  ................   120,000      6,105,000
 Wind River Systems, Inc.*  ..............   476,700     18,829,650
 Yahoo! Inc.*  ...........................   200,000     13,868,600
   Total .................................              371,087,185

Chemicals and Allied Products - 11.90%
 Abbott Laboratories  ....................   325,000     21,307,650
 Lilly (Eli) and Company  ................   400,000     27,850,000
 Pfizer Inc.  ............................   400,000     29,824,800
 Roche Holdings AG (C)  ..................     1,200     11,912,942
 Schering-Plough Corporation  ............   300,000     18,637,500
 Warner-Lambert Company  .................   140,000     17,360,000
   Total .................................              126,892,892


                See Notes to Schedules of Investments on page .

THE INVESTMENTS OF UNITED SCIENCE AND TECHNOLOGY FUND
DECEMBER 31, 1997

                                              Shares        Value

COMMON STOCKS (Continued)
Communication - 7.37%
 AirTouch Communications*  ...............   300,000  $  12,468,600
 COLT Telecom Group plc, ADR*  ...........   100,000      4,231,200
 Intermedia Communications of Florida, Inc.* 500,000     30,343,500
 Teleport Communications Group Inc.*  ....   300,000     16,481,100
 WorldCom, Inc.*  ........................   500,000     15,140,500
   Total .................................               78,664,900

Depository Institutions - 1.26%
 Credit Suisse Group,
   Registered Shares (C) .................    87,000     13,456,985

Electronic and Other Electric Equipment - 12.94%
 ADE Corporation*  .......................   179,500      3,141,250
 Advanced Fibre Communications, Inc.*  ...   600,000     17,550,000
 Altera Corp.*  ..........................   300,000      9,946,800
 ANADIGICS, Inc.*  .......................    99,000      3,007,125
 Ciena Corp.*  ...........................   100,000      6,125,000
 Excel Switching Corporation*  ...........    57,000      1,022,409
 General Electric Company  ...............   400,000     29,350,000
 Intel Corporation  ......................   200,000     14,043,600
 Linear Technology Corporation  ..........   200,000     11,512,400
 PairGain Technologies, Inc.*  ...........   400,000      7,762,400
 Tellabs*  ...............................   400,000     21,112,400
 Texas Instruments Incorporated  .........   300,000     13,500,000
   Total .................................              138,073,384

Engineering and Management Services - 4.73%
 Incyte Pharmaceuticals, Inc.*  ..........   410,000     18,296,250
 Paychex, Inc.  ..........................   330,000     16,767,960
 Quintiles Transnational Corp.*  .........   400,000     15,350,000
   Total .................................               50,414,210

Furniture and Fixtures - 1.11%
 Lear Corporation*  ......................   250,000     11,875,000

Health Services - 1.93%
 Concentra Managed Care, Inc.*  ..........   357,200     12,032,996
 Vencor, Incorporated*  ..................   350,000      8,552,950
   Total .................................               20,585,946

Industrial Machinery and Equipment - 3.16%
 Cisco Systems, Inc.*  ...................   479,700     26,773,016
 Culligan Water Technologies, Inc.*  .....   101,500      5,100,375
 Kulicke & Soffa Industries, Inc.*  ......   100,000      1,868,700
   Total .................................               33,742,091


                See Notes to Schedules of Investments on page .

THE INVESTMENTS OF UNITED SCIENCE AND TECHNOLOGY FUND
DECEMBER 31, 1997

                                              Shares        Value

COMMON STOCKS (Continued)
Instruments and Related Products - 3.78%
 Medtronic, Inc.  ........................   400,000 $   20,924,800
 STERIS Corporation*  ....................   400,000     19,400,000
   Total .................................               40,324,800

Petroleum and Coal Products - 2.71%
 Tosco Corporation  ......................   350,000     13,234,200
 Valero Energy Corporation  ..............   500,000     15,718,500
   Total .................................               28,952,700

Wholesale Trade -- Durable Goods - 3.70%
 Johnson & Johnson  ......................   175,000     11,528,125
 OmniCare, Inc.  .........................   900,000     27,900,000
   Total .................................               39,428,125

Wholesale Trade -- Nondurable Goods - 2.13%
 Cardinal Health, Inc.  ..................   301,966     22,685,196

TOTAL COMMON STOCKS - 92.39%                         $  985,585,104
 (Cost: $681,046,668)

                                           Principal
                                           Amount in
                                           Thousands

SHORT-TERM SECURITIES
Commercial Paper
 Communication - 1.89%
 Ameritech Corp.,
   5.89%, 2-3-98 .........................   $20,230     20,120,775

 Depository Institutions - 1.90%
 National Australia Funding (DE) Inc.,
   5.8%, 1-12-98 .........................     8,545      8,529,856
 Toronto-Dominion Holdings USA Inc.,
   5.77%, 1-12-98 ........................    11,775     11,754,240
   Total .................................               20,284,096

 Electric, Gas and Sanitary Services - 1.74%
 Southern California Edison Company,
   5.78%, 1-15-98 ........................     5,480      5,467,682
 Western Resources Inc.,
  6.0%, 1-9-98      7,330........7,320,227
 Wisconsin Electric Power Co.,
   5.77%, 2-10-98 ........................     5,850      5,812,495
   Total .................................               18,600,404


                See Notes to Schedules of Investments on page .

THE INVESTMENTS OF UNITED SCIENCE AND TECHNOLOGY FUND
DECEMBER 31, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
 Fabricated Metal Products - 0.08%
 Danaher Corporation,
   5.7227%, Master Note ..................   $   850 $      850,000

 General Merchandise Stores - 1.03%
 Dillard Investment Co. Inc.,
   5.88%, 1-6-98 .........................    11,000     10,991,017

 Nondepository Institutions - 0.30%
 Associates Corporation of North America,
   5.77%, 2-9-98 .........................     3,215      3,194,903

 Personal Services - 0.65%
 Block Financial Corp.,
   5.9%, 1-7-98 ..........................     7,000      6,993,117

 Petroleum and Coal Products - 0.38%
 BP America Inc.,
   5.9%, 1-21-98 .........................     4,055      4,041,709

 Security and Commodity Brokers - 0.23%
 Merrill Lynch & Co. Inc.,
   5.81%, 1-16-98 ........................     2,420      2,414,141

 Textile Mill Products - 0.04%
 Sara Lee Corporation,
   5.5727%, Master Note ..................       480        480,000

TOTAL SHORT-TERM SECURITIES - 8.24%                  $   87,970,162
 (Cost: $87,970,162)

TOTAL INVESTMENT SECURITIES - 100.63%                $1,073,555,266
 (Cost: $769,016,830)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.63%)      (6,761,315)

NET ASSETS - 100.00%                                 $1,066,793,951


                See Notes to Schedules of Investments on page .

UNITED FUNDS, INC.
DECEMBER 31, 1997


Notes to Schedules of Investments
*No dividends were paid during the preceding 12 months.

(A) The security does not bear interest for an initial period of time and subsequently becomes interest bearing.

(B)  As of December 31, 1997, the following restricted security was owned:

                               Principal
                   Acquisition  Amount                  Market
     Security         Date  in Thousands    Cost        Value
     --------      ----------- --------------------------------
                                  United Bond Fund
   CHYPS CBO 1997-1 Ltd.,
     6.72%, 1-15-2010 11/25/97    $8,500$8,183,019  $8,223,750
                                        ==========  ==========
     The total market value of restricted securities represents approximately 1.56% of the total net assets at December 31, 1997.

 (C) Listed on an exchange outside the United States.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED FUNDS, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

                                                                                                     United
                                            United             United             United        Science and
                                              Bond             Income       Accumulative         Technology
                                              Fund               Fund               Fund               Fund
                                      ------------     --------------     --------------     --------------
Assets
  Investment securities --
    at value (Notes 1 and 3) ....     $523,952,118     $6,497,814,570     $1,617,955,073     $1,073,555,266
  Cash ..........................              ---                ---                ---              4,549
  Receivables:
    Investment securities sold ..              ---         20,334,806                ---          1,837,439
    Dividends and interest ......        6,846,984          7,168,003          1,709,774            568,001
  Fund shares sold ..............          888,584          7,097,178          1,053,539            961,113
  Prepaid insurance premium .....           16,368             62,728             35,732             13,225
                                      ------------     --------------     --------------     --------------
    Total assets ................      531,704,054      6,532,477,285      1,620,754,118      1,076,939,593
                                      ------------     --------------     --------------     --------------
Liabilities
  Payable for investment
    securities purchased ........              ---          2,197,852         20,759,792                ---
  Payable to Fund shareholders ..        2,679,261         31,747,789             73,837          9,452,513
  Accrued service fee (Note 2) ..          207,098          2,549,745            602,681            393,121
  Accrued transfer agency
    and dividend disbursing
    (Note 2) ....................           61,766            629,395            150,945            207,035
  Accrued management
    fee (Note 2) ................            6,172             97,186             23,933             17,444
  Due to custodian ..............           10,733             26,608             22,950                ---
  Accrued accounting
    services fee (Note 2) .......            5,000              8,333              8,333              8,333
  Other .........................           38,241            230,933             69,185             67,196
                                      ------------     --------------     --------------     --------------
    Total liabilities ...........        3,008,271         37,487,841         21,711,656         10,145,642
                                      ------------     --------------     --------------     --------------
      Total net assets ..........     $528,695,783     $6,494,989,444     $1,599,042,462     $1,066,793,951
                                      ============     ==============     ==============     ==============
Net Assets
  $1.00 par value capital stock
    Capital stock ...............     $ 83,692,392     $  171,163,106     $  205,830,288     $   53,005,490
    Additional paid-in capital ..      445,909,085      3,367,156,982      1,251,888,135        690,471,195
  Accumulated undistributed
    income (loss):
    Accumulated undistributed
      net investment income .....          369,716          1,964,249          3,786,861                ---
    Accumulated undistributed net
      realized gain (loss) on
      investment transactions ...      (23,247,081)       134,040,474         19,970,463         18,775,979
    Net unrealized appreciation
      of investments ............       21,971,671      2,820,664,633        117,566,715        304,541,287
                                      ------------     --------------     --------------     --------------
      Net assets applicable to
        outstanding units
        of capital ..............     $528,695,783     $6,494,989,444     $1,599,042,462     $1,066,793,951
                                      ============     ==============     ==============     ==============
Net asset value per share
  (net assets divided by
  shares outstanding)
  Class A .......................            $6.32             $37.95              $7.77             $20.13
  Class Y .......................            $6.32             $37.95              $7.77             $20.21

Capital shares outstanding
  Class A .......................       82,881,735        163,272,437        205,368,815         52,791,385
  Class Y .......................          810,657          7,890,669            461,473            214,105

Capital shares authorized .......      400,000,000        600,000,000        600,000,000        200,000,000

                       See notes to financial statements.

UNITED FUNDS, INC.
STATEMENT OF OPERATIONS
For the Fiscal Year Ended DECEMBER 31, 1997

                                                                                                     United
                                            United             United             United        Science and
                                              Bond             Income       Accumulative         Technology
                                              Fund               Fund               Fund               Fund
                                      ------------     --------------     --------------     --------------
Investment Income
  Income (Note 1B):
    Dividends ...................      $       ---     $   75,978,463       $  9,278,199       $  3,405,630
  Interest and amortization .....       36,844,690         18,616,823          9,900,758          5,043,858
                                      ------------     --------------     --------------     --------------
    Total income ................       36,844,690         94,595,286         29,178,957          8,449,488
                                      ------------     --------------     --------------     --------------
Expenses (Note 2):
  Investment management fee .....        2,221,667         32,837,940          8,111,304          5,997,091
  Transfer agency and dividend
    disbursing -- Class A .......          818,069          6,811,413          1,525,434          2,181,649
  Service fee -- Class A ........          749,908          8,740,306          2,042,469          1,617,788
  Custodian fees ................           17,074            384,819             86,176             57,891
  Accounting services fee .......           60,000            100,000            100,000             93,750
  Audit fees ....................           15,415             25,598             17,850             18,010
  Shareholder servicing
    fee -- Class Y ..............            8,952            374,630              6,002              7,019
  Legal fees ....................            6,296             69,847             17,088             12,308
  Other .........................          102,186            829,845            191,753            253,103
                                      ------------     --------------     --------------     --------------
    Total expenses ..............        3,999,567         50,174,398         12,098,076         10,238,609
                                      ------------     --------------     --------------     --------------
      Net investment income (loss)      32,845,123         44,420,888         17,080,881         (1,789,121)
                                      ------------     --------------     --------------     --------------
Realized and Unrealized
  Gain (Loss) on Investments (Notes 1 and 3)
  Realized net gain on securities        2,969,351        621,709,672        312,008,177        193,782,308
  Realized net gain (loss) on foreign
    currency transactions .......              ---           (162,511)            54,791           (109,327)
                                      ------------     --------------     --------------     --------------
    Realized net gain
      on investments ............        2,969,351        621,547,161        312,062,968        193,672,981
  Unrealized appreciation
    (depreciation) in value
    of investments during
    the period ..................       11,847,471        724,668,926         45,070,341       (115,957,441)
                                      ------------     --------------     --------------     --------------
    Net gain on investments .....       14,816,822      1,346,216,087        357,133,309         77,715,540
                                      ------------     --------------     --------------     --------------
      Net increase in
        net assets resulting
        from operations .........      $47,661,945     $1,390,636,975       $374,214,190        $75,926,419
                                       ===========     ==============     ==============     ==============

                       See notes to financial statements.

UNITED FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS
For the Fiscal Year Ended December 31, 1997

                                                                                                     United
                                            United             United             United        Science and
                                              Bond             Income       Accumulative         Technology
                                              Fund               Fund               Fund               Fund
                                      ------------     --------------     --------------     --------------
Increase (Decrease) in Net Assets
  Operations:
    Net investment
      income (loss) .............     $ 32,845,123     $   44,420,888     $   17,080,881      $  (1,789,121)
    Realized net gain
      on investments ............        2,969,351        621,547,161        312,062,968        193,672,981
    Unrealized appreciation
      (depreciation) ............       11,847,471        724,668,926         45,070,341       (115,957,441)
                                      ------------     --------------     --------------     --------------
      Net increase in net assets
        resulting from operations       47,661,945      1,390,636,975        374,214,190         75,926,419
                                      ------------     --------------     --------------     --------------
  Distributions to shareholders
    from (Note 1E):*
    Net investment income
      Class A ...................      (32,938,829)       (43,070,623)       (14,624,558)               ---
      Class Y ...................         (339,238)        (2,161,477)           (34,484)               ---
    Realized net gains on
      investment transactions
      Class A ...................              ---       (534,500,984)      (344,991,667)      (194,627,909)
      Class Y ...................              ---        (25,550,868)          (761,195)          (789,437)
                                      ------------     --------------     --------------     --------------
                                       (33,278,067)      (605,283,952)      (360,411,904)      (195,417,346)
                                      ------------     --------------     --------------     --------------
  Capital share
    transactions (Note 5) .......      (16,340,506)       707,873,108        297,373,384        202,647,531
                                      ------------     --------------     --------------     --------------
    Total increase (decrease) ...       (1,956,628)     1,493,226,131        311,175,670         83,156,604
Net Assets
  Beginning of period ...........      530,652,411      5,001,763,313      1,287,866,792        983,637,347
                                      ------------     --------------     --------------     --------------
  End of period .................     $528,695,783     $6,494,989,444     $1,599,042,462     $1,066,793,951
                                      ============     ==============     ==============     ==============
    Undistributed net investment
      income ....................         $369,716         $1,964,249         $3,786,861               $---
                                          ========         ==========         ==========               ====

                   *See "Financial Highlights" on pages  - .

                       See notes to financial statements.

UNITED FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS
For the Fiscal Year Ended DECEMBER 31, 1996

                                                                                                     United
                                            United             United             United        Science and
                                              Bond             Income       Accumulative         Technology
                                              Fund               Fund               Fund               Fund
                                      ------------     --------------     --------------     --------------
Increase (Decrease) in Net Assets
  Operations:
    Net investment
      income (loss) .............     $ 34,027,031     $   47,099,480     $   16,547,981       $ (3,044,925)
    Realized net gain
      on investments ............        1,490,998        276,135,291        155,572,364         71,735,912
    Unrealized appreciation
      (depreciation) ............      (19,287,816)       518,056,427        (28,379,142)         2,339,175
                                      ------------     --------------     --------------     --------------
      Net increase in net
        assets resulting
        from operations .........       16,230,213        841,291,198        143,741,203         71,030,162
                                      ------------     --------------     --------------     --------------
  Distributions to shareholders
    from (Note 1E):*
    Net investment income
      Class A ...................      (33,563,721)       (44,582,972)       (16,526,936)               ---
      Class Y ...................         (498,286)        (1,535,780)           (39,149)               ---
    Realized net gains on
      investment transactions
      Class A ...................              ---       (223,378,753)      (126,903,435)       (57,680,201)
      Class Y ...................              ---         (6,868,127)          (256,540)          (174,464)
                                      ------------     --------------     --------------     --------------
                                       (34,062,007)      (276,365,632)      (143,726,060)      (57,854,665)
                                      ------------     --------------     --------------     --------------
  Capital share transactions (Note 5)  (17,992,840)       353,417,280         81,068,885        149,679,267
                                      ------------     --------------     --------------     --------------
    Total increase (decrease) ...      (35,824,634)       918,342,846         81,084,028        162,854,764
Net Assets
  Beginning of period ...........      566,477,045      4,083,420,467      1,206,782,764        820,782,583
                                      ------------     --------------     --------------     --------------
  End of period .................     $530,652,411     $5,001,763,313     $1,287,866,792       $983,637,347
                                      ============     ==============     ==============     ==============
    Undistributed net investment
      income ....................         $802,660         $2,937,972         $1,310,231               $---
                                          ========         ==========         ==========               ====

                   *See "Financial Highlights" on pages  -  .

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
UNITED BOND FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                             For the fiscal year ended December 31,
                            --------------------------------------
                               1997   1996    1995   1994    1993
                              -----  -----   -----  -----   -----
Net asset value,
 beginning of period          $6.14  $6.34   $5.62  $6.39   $6.31
                              ----   ----    ----   ----    ----
Income from investment
 operations:
 Net investment income         0.39   0.39    0.40   0.39    0.41
 Net realized and
   unrealized gain
   (loss) on
   investments .....           0.19  (0.20)   0.72  (0.75)   0.41
                              ----   ----    ----   ----    ----
Total from investment
 operations  .......           0.58   0.19    1.12  (0.36)   0.82
                              ----   ----    ----   ----    ----
Less distributions:
 From net investment
   income ..........          (0.40) (0.39)  (0.40) (0.39)  (0.41)
 From capital gains           (0.00) (0.00)  (0.00) (0.02)  (0.33)
                              ----   ----    ----   ----    ----
Total distributions           (0.40) (0.39)  (0.40) (0.41)  (0.74)
                              ----   ----    ----   ----    ----
Net asset value,
 end of period  ....          $6.32  $6.14   $6.34  $5.62   $6.39
                             =====  =====   =====  =====   =====
Total return* ......           9.77%  3.20%  20.50% -5.76%  13.19%
Net assets, end of
 period (000
 omitted)  .........       $523,574$518,873$563,445$517,836$641,668
Ratio of expenses to
 average net assets            0.77%  0.77%   0.74%  0.72%   0.65%
Ratio of net investment
 income to average
 net assets  .......           6.34%  6.34%   6.54%  6.60%   6.14%
Portfolio turnover
 rate  .............          35.08% 55.74%  66.38%127.11% 175.39%

  *Total return calculated without taking into account the sales load deducted on an initial purchase.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
UNITED BOND FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                                                  For the
                   For the fiscal year ended      period from
               ------------------------------    6/19/95* to
                  12/31/97         12/31/96       12/31/95
                ----------         ----------     -----------
Net asset value,
 beginning of period  $6.14          $6.34          $6.11
                      ----           ----           ----
Income from investment
 operations:
 Net investment income 0.42           0.40           0.21
 Net realized and
   unrealized gain (loss)
   on investments ..   0.17          (0.20)          0.22
                      ----           ----           ----
Total from investment
 operations  .......   0.59           0.20           0.43
                      ----           ----           ----
Less distributions:
 From net investment
   income...........  (0.41)         (0.40)         (0.20)
 From capital gains   (0.00)         (0.00)         (0.00)
                      ----           ----           ----
Total distributions   (0.41)         (0.40)         (0.20)
                      ----           ----           ----
Net asset value,
 end of period  ....  $6.32          $6.14          $6.34
                      ====           ====           ====
Total return .......   9.91%          3.35%          7.20%
Net assets, end of
 period (000
 omitted)  ......... $5,122        $11,779         $3,032
Ratio of expenses to
 average net assets    0.64%          0.62%          0.63%**
Ratio of net investment
 income to average
 net assets  .......   6.48%          6.52%          6.41%**
Portfolio turnover
 rate  .............  35.08%         55.74%         66.38%**

  *Commencement of operations.
 **Annualized.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
UNITED INCOME FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                             For the fiscal year ended December 31,
                           --------------------------------------
                               1997   1996    1995   1994    1993
                              -----  -----   -----  -----   -----
Net asset value,
 beginning of period         $32.91 $28.96  $23.34 $24.77  $22.05
                             -----  -----   -----  -----   -----
Income from investment
 operations:
 Net investment income         0.28   0.33    0.36   0.36    0.40
 Net realized and
   unrealized gain
   (loss) on
   investments .....           8.64   5.53    6.53  (0.80)   3.11
                             -----  -----   -----  -----   -----
Total from investment
 operations  .......           8.92   5.86    6.89  (0.44)   3.51
                             -----  -----   -----  -----   -----
Less distributions:
 From net investment
   income ..........          (0.29) (0.32)  (0.35) (0.36)  (0.40)
 From capital gains           (3.59) (1.59)  (0.92) (0.63)  (0.39)
                             -----  -----   -----  -----   -----
Total distributions           (3.88) (1.91)  (1.27) (0.99)  (0.79)
                             -----  -----   -----  -----   -----
Net asset value,
 end of period  ....         $37.95 $32.91  $28.96 $23.34  $24.77
                            ====== ======  ====== ======  ======
Total return* ......          27.34% 20.36%  29.60% -1.82%  16.05%
Net assets, end of
 period (000
 omitted)  .........$6,195,522$4,850,419$3,975,717$3,144,904$3,060,073
Ratio of expenses to
 average net assets            0.84%  0.86%   0.83%  0.74%   0.66%
Ratio of net investment
 income to average
 net assets  .......           0.74%  1.03%   1.31%  1.45%   1.70%
Portfolio turnover
 rate  .............          33.59% 22.24%  17.59% 18.54%  21.70%
Average commission
 rate paid  ........          $0.0534$0.0496

  *Total return calculated without taking into account the sales load deducted on an initial purchase.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
UNITED INCOME FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                                                          For the
                          For the fiscal year ended      period from
                          -------------------------      6/19/95* to
                           12/31/97       12/31/96       12/31/95
                          ----------      ----------     -----------
Net asset value,
 beginning of period         $32.91         $28.96         $27.73
                             -----          -----          -----
Income from investment
 operations:
 Net investment income         0.33           0.36           0.21
 Net realized and
   unrealized gain
   on investments ..           8.64           5.54           2.14
                             -----          -----          -----
Total from investment
 operations  .......           8.97           5.90           2.35
                             -----          -----          -----
Less distributions:
 From net investment
   income...........          (0.34)         (0.36)         (0.20)
 From capital gains           (3.59)         (1.59)         (0.92)
                             -----          -----          -----
Total distributions           (3.93)         (1.95)         (1.12)
                             -----          -----          -----
Net asset value,
 end of period  ....         $37.95         $32.91         $28.96
                             =====          =====          =====
Total return .......          27.49%         20.53%          8.45%
Net assets, end of
 period (000
 omitted)  .........       $299,467       $151,344       $107,703
Ratio of expenses to
 average net assets            0.72%          0.73%          0.74%**
Ratio of net investment
 income to average
 net assets  .......           0.85%          1.17%          1.36%**
Portfolio turnover
 rate  .............          33.59%         22.24%         17.59%**
Average commission
 rate paid  ........          $0.0534        $0.0496

  *Commencement of operations.
 **Annualized.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
UNITED ACCUMULATIVE FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                             For the fiscal year ended December 31,
                              -----------------------------------
                               1997   1996    1995   1994    1993
                              -----  -----   -----  -----   -----
Net asset value,
 beginning of period          $7.75  $7.78   $6.58  $7.19   $7.50
                              ----   ----    ----   ----    ----
Income from investment
 operations:
 Net investment
   income...........           0.10   0.11    0.11   0.13    0.11
 Net realized and
   unrealized gain
   (loss) on
   investments .....           2.14   0.82    2.12  (0.13)   0.55
                              ----   ----    ----   ----    ----
Total from investment
 operations  .......           2.24   0.93    2.23   0.00    0.66
                              ----   ----    ----   ----    ----
Less distributions:
 From net investment
   income ..........          (0.09) (0.11)  (0.11) (0.13)  (0.11)
 From capital gains           (2.13) (0.85)  (0.92) (0.48)  (0.84)
 In excess of
   capital gains....          (0.00) (0.00)  (0.00) (0.00)  (0.02)
                              ----   ----    ----   ----    ----
Total distributions           (2.22) (0.96)  (1.03) (0.61)  (0.97)
                              ----   ----    ----   ----    ----
Net asset value,
 end of period  ....          $7.77  $7.75   $7.78  $6.58   $7.19
                              ====   ====    ====   ====    ====
Total return* ......          29.58% 12.18%  34.21%  0.04%   9.06%
Net assets, end of
 period (000
 omitted)  .........$1,595,457$1,285,227$1,206,128$967,020$1,033,774
Ratio of expenses to
 average net assets            0.82%  0.83%   0.80%  0.71%   0.65%
Ratio of net investment
 income to average
 net assets  .......           1.16%  1.34%   1.42%  1.76%   1.34%
Portfolio turnover
 rate  .............         313.99%240.37% 229.03%205.40% 230.29%
Average commission
 rate paid  ........          $0.0565$0.0575

*Total return calculated without taking into account the sales load deducted on an initial purchase.
                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
UNITED ACCUMULATIVE FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                          For the fiscal year ended      period from
                          --------------------------     7/11/95* to
                           12/31/97       12/31/96       12/31/95
                          ----------      ----------     -----------
Net asset value,
 beginning of period          $7.75          $7.78          $7.84
                              ----           ----           ----
Income from investment
 operations:
 Net investment income         0.11           0.12           0.05
 Net realized and
   unrealized gain
   on investments ..           2.14           0.82           0.87
                              ----           ----           ----
Total from investment
 operations  .......           2.25           0.94           0.92
                              ----           ----           ----
Less distributions:
 From net investment
   income...........          (0.10)         (0.12)         (0.06)
 From capital gains           (2.13)         (0.85)         (0.92)
                              ----           ----           ----
Total distributions           (2.23)         (0.97)         (0.98)
                              ----           ----           ----
Net asset value,
 end of period  ....          $7.77          $7.75          $7.78
                              ====           ====           ====
Total return .......          29.67%         12.27%         11.92%
Net assets, end of
 period (000
 omitted)  .........         $3,585         $2,640           $655
Ratio of expenses to
 average net assets            0.75%          0.74%          0.76%**
Ratio of net investment
 income to average
 net assets  .......           1.22%          1.45%          1.24%**
Portfolio turnover
 rate  .............         313.99%        240.37%        229.03%**
Average commission
 rate paid  ........          $0.0565        $0.0575

  *Commencement of operations.
 **Annualized.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
UNITED SCIENCE AND TECHNOLOGY FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                             For the fiscal year ended December 31,
                             --------------------------------------
                               1997   1996    1995   1994    1993
                              -----  -----   -----  -----   -----
Net asset value,
 beginning of period         $23.35 $22.89  $15.21 $14.83  $14.64
                             -----  -----   -----  -----   -----
Income from investment
 operations:
 Net investment
   income (loss) ...          (0.03) (0.07)  (0.01)  0.00    0.01
 Net realized and
   unrealized gain on
   investments .....           1.39   2.00    8.40   1.40    1.21
                             -----  -----   -----  -----   -----
Total from investment
 operations  .......           1.36   1.93    8.39   1.40    1.22
                             -----  -----   -----  -----   -----
Less distributions:
 From net investment
   income ..........          (0.00) (0.00)  (0.00) (0.00)  (0.01)
 From capital gains           (4.58) (1.47)  (0.71) (1.02)  (0.95)
 In excess of
   capital gains ...          (0.00) (0.00)  (0.00) (0.00)  (0.07)
                             -----  -----   -----  -----   -----
Total distributions           (4.58) (1.47)  (0.71) (1.02)  (1.03)
                             -----  -----   -----  -----   -----
Net asset value,
 end of period  ....         $20.13 $23.35  $22.89 $15.21  $14.83
                            ====== ======  ====== ======  ======
Total return* ......           7.22%  8.35%  55.37%  9.78%   8.51%
Net assets, end of
 period (000
 omitted)  .........       $1,062,467$980,547$820,783$496,503$446,611
Ratio of expenses to
 average net assets            1.02%  0.98%   0.93%  0.96%   0.91%
Ratio of net investment
 income to average
 net assets  .......          -0.18% -0.33%  -0.07%  0.00%   0.06%
Portfolio turnover
 rate  .............          87.68% 33.90%  32.89% 64.39%  68.38%
Average commission
 rate paid  ........          $0.0586$0.0538
 *Total return calculated without taking into account the sales load deducted on an initial purchase.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
UNITED SCIENCE AND TECHNOLOGY FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                            For the        For the
                             fiscal       period from
                          year ended      2/27/96* to
                           12/31/97       12/31/96
                          ----------      ----------
Net asset value,
 beginning of period         $23.38         $24.05
                             -----          -----
Income from investment
 operations:
 Net investment
   loss ............          (0.00)         (0.02)
 Net realized and
   unrealized gain
   on investments ..           1.41           0.82
                             -----          -----
Total from investment
 operations  .......           1.41           0.80
                             -----          -----
Less distributions:
 From net investment
   income ..........          (0.00)         (0.00)
 From capital gains           (4.58)         (1.47)
                             -----          -----
Total distributions           (4.58)         (1.47)
                             -----          -----
Net asset value,
 end of period  ....         $20.21         $23.38
                             =====          =====
Total return .......           7.43%          3.25%
Net assets, end of
 period (000
 omitted)  .........         $4,327         $3,090
Ratio of expenses to
 average net assets            0.85%          0.80%**
Ratio of net investment
 income to average
 net assets  .......          -0.01%         -0.12%**
Portfolio turnover
 rate  .............          87.68%         33.90%**
Average commission
 rate paid  ........          $0.0586        $0.0538

  *Commencement of operations.
 **Annualized.

                       See notes to financial statements.

UNITED FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1997

NOTE 1 -- Significant Accounting Policies

     United Funds, Inc. (the "Corporation") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Corporation issues four series of capital shares; each series represents ownership of a separate mutual fund. The assets belonging to each Fund are held separately by the Custodian. The capital shares of each Fund represent a pro rata beneficial interest in the principal, net income and realized and unrealized capital gains or losses of its respective investments and other assets. The following is a summary of significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked or closing prices quoted by major dealers in such stocks.
     Securities for which quotations are not readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Corporation's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums on the purchase of bonds and post-1984 market discount are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Corporation is informed of the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Securities Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Corporation combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Corporation's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Corporation intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

E.   Dividends and distributions -- Dividends and distributions to shareholders are recorded by each Fund on the record date. Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryforwards. At December 31, 1997, United Science and Technology Fund reclassified $1,898,448 between additional paid-in-capital and undistributed net investment income. In addition, for each of the Funds, the following amounts were reclassified between accumulated undistributed net investment income and accumulated undistributed net realized gain on investment transactions.

                                              Increase       Increase
                                             (Decrease)     (Decrease)
                                           Undistributed  Undistributed
                                           Net Investment  Net Realized
                                               Income          Gain
                                               ------         ------

     United Income Fund                    $(162,511)      $162,511
     United Accumulative Fund                 54,791        (54,791)
     United Science and Technology Fund     (109,327)       109,327

     Net investment income, net realized gains and net assets were not affected by these changes.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management And Payments To Affiliated Persons

     The Corporation pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .03% of net assets for United Bond Fund, .15% of net assets for United Income Fund and United Accumulative Fund, and .20% for United Science and Technology Fund; and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds (approximately $17.8 billion of combined net assets at December 31, 1997) at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and .36% of that amount over $12 billion. The Corporation accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Corporation and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly-owned subsidiary of W&R, serves as the Corporation's investment manager.

     The Corporation has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly-owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Corporation and pricing daily the value of shares of the Corporation. For these services, each of the four Funds pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee

                  Average
               Net Asset Level                Annual Fee
          (all dollars in millions)       Rate for Each Fund
          -------------------------       ------------------
          From $    0  to $   10               $      0
          From $   10  to $   25               $ 10,000
          From $   25  to $   50               $ 20,000
          From $   50  to $  100               $ 30,000
          From $  100  to $  200               $ 40,000
          From $  200  to $  350               $ 50,000
          From $  350  to $  550               $ 60,000
          From $  550  to $  750               $ 70,000
          From $  750  to $1,000               $ 85,000
               $1,000 and Over                 $100,000

     For Class A shares, the Corporation also pays WARSCO a per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. With respect to Class Y shares, the Corporation pays WARSCO a monthly fee at an annual rate of .15% of the average daily net assets of the class for the preceding month. The Corporation also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Corporation's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Corporation) of $28,736,826, out of which W&R paid sales commissions of $16,627,651 and all expenses in connection with the sale of the Corporation's shares, except for registration fees and related expenses.

     Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed .25% of the Fund's average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     The Corporation paid Directors' fees of $321,632, which are included in other expenses.

     W&R is an indirect subsidiary of Torchmark Corporation, a holding company, and United Investors Management Company, a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Securities Transactions

     Investment securities transactions for the period ended December 31, 1997 are summarized as follows:

                                                                     United
                               United       United      United  Science and
                                 Bond       IncomeAccumulative   Technology
                                 Fund         Fund        Fund         Fund
                          ----------- ------------------------ ------------
Purchases of investment
 securities, excluding
 short-term and U.S.
 Government securities   $128,181,313$1,936,936,021$4,055,830,225$797,167,769
Purchases of U.S. Government
 securities                46,907,126          ---         ---          ---
Purchases of short-term
 securities               249,805,2952,346,850,0393,167,343,5751,588,489,713
Proceeds from maturities
 and sales of investment
 securities, excluding
 short-term and U.S.
 Government securities    138,860,4042,084,253,1304,298,932,265 815,123,642
Proceeds from maturities and
 sales of U.S. Government
 securities                52,321,215          ---         ---          ---
Proceeds from maturities and sales
 of short-term securities 250,573,8652,107,048,5802,969,969,9111,572,758,792

     For Federal income tax purposes, cost of investments owned at December 31, 1997 and the related appreciation were as follows:

                                                                  Aggregate
                                 Cost AppreciationDepreciation Appreciation
                       -------------- --------------------------------------
United Bond Fund       $  501,980,447$   22,275,152$   (303,481)$   21,971,671
United Income Fund      3,677,131,5732,841,782,134(21,099,137) 2,820,682,997
United Accumulative     1,500,388,358  134,297,136(16,730,421)   117,566,715
 Fund
United Science and
 Technology Fund          769,016,830  360,251,075(55,712,639)   304,538,436

NOTE 4 -- Federal Income Tax Matters

     The Corporation's income and expenses attributed to each Fund and the gains and losses on security transactions of each Fund have been attributed to that Fund for Federal income tax purposes as well as for accounting purposes. For Federal income tax purposes, United Income Fund, United Accumulative Fund and United Science and Technology Fund realized capital gain net income of $621,709,672, $311,820,858 and $193,782,308, respectively, during the year ended
December 31, 1997, a portion of which was paid to shareholders during the period ended December 31, 1997. Remaining capital gain net income will be distributed to each Fund's shareholders. For Federal income tax purposes, United Bond Fund realized capital gain net income of $2,969,351 during the year ended December 31, 1997, which was entirely offset by utilization of capital loss carryforwards. Remaining prior year capital loss carryforwards of United Bond Fund aggregated $23,229,705 as of December 31, 1997, and are available to offset future capital gain net income as follows: $23,148,802 through December 31, 2002 and $80,903 through December 31, 2003.

NOTE 5 -- Multiclass Operations

     On June 17, 1995, each Fund within the Corporation was authorized to offer investors a choice of two classes of shares, Class A and Class Y, each of which has equal rights as to assets and voting privileges with respect to each Fund. Class Y shares are not subject to a sales charge on purchases; they are not subject to a Rule 12b-1 Distribution and Service Plan and have a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of either class are offered is contained in the prospectus and the Statement of Additional Information for the Corporation. United Income Fund and United Bond Fund commenced multiclass operations on June 19, 1995 and United Accumulative Fund commenced multiclass operations on July 11, 1995. United Science and Technology Fund commenced multiclass operations on February 27, 1996.

     Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

     Transactions in capital stock for the fiscal year ended December 31, 1997 are summarized below.

                                                                     United
                             United        United        United Science and
                               Bond        Income  Accumulative  Technology
                               Fund          Fund          Fund        Fund
                        -----------  ------------  ------------------------
Shares issued from sale
 of shares:
 Class A  ............    6,890,848    22,609,422     8,676,214  32,462,059
 Class Y  ............      195,545     3,328,299        51,857      71,281
Shares issued from
 reinvestment of
 dividends and/or capital
 gains distribution:
 Class A  ............    4,598,290    14,525,036    44,000,209   9,928,643
 Class Y  ............       48,642       741,519       104,354      41,858
Shares redeemed:
 Class A  ............  (13,058,549)  (21,267,365)  (13,115,628)(31,598,843)
 Class Y  ............   (1,350,485)     (778,441)      (35,296)    (31,198)
                         ----------    ----------    ----------  ----------
Increase (decrease) in
 outstanding capital
 shares:
 Class A  ............   (1,569,411)   15,867,093    39,560,795  10,791,859
 Class Y  ............   (1,106,298)    3,291,377       120,915      81,941
                         ----------    ----------    ----------  ----------
   Total for Fund ....   (2,675,709)   19,158,470    39,681,710  10,873,800
                         ==========    ==========    ==========  ==========
Value issued from sale
 of shares:
 Class A  ............  $42,624,034  $862,082,128  $ 77,295,991$749,062,722
 Class Y  ............    1,204,170   120,863,457       450,168   1,701,306
Value issued from
 reinvestment of
 dividends and/or capital
 gains distribution:
 Class A  ............   28,302,450   542,416,253   335,422,948 186,553,441
 Class Y  ............      299,565    27,712,409       795,679     789,437
Value redeemed:
 Class A  ............  (80,507,229) (814,233,373) (116,278,756)(734,711,669)
 Class Y  ............   (8,263,496)  (30,967,766)     (312,646)   (747,706)
                        -----------  ------------  ------------------------
Increase (decrease) in
 outstanding capital:
 Class A  ............   (9,580,745)  590,265,008   296,440,183 200,904,494
 Class Y  ............   (6,759,761)  117,608,100       933,201   1,743,037
                        -----------  ------------  ------------------------

   Total for Fund .... $(16,340,506) $707,873,108  $297,373,384$202,647,531
                        ===========  ============  ========================

     Transactions in capital stock for the fiscal year ended December 31, 1996 are summarized below.

                                                                     United
                             United        United        United Science and
                               Bond        Income  Accumulative  Technology
                               Fund          Fund          Fund        Fund
                        -----------  ------------  ------------------------
Shares issued from sale
 of shares:
 Class A  ............    6,465,124    16,133,571     8,009,525  27,427,545
 Class Y  ............    1,782,344     1,298,483       379,703     139,882
Shares issued from
 reinvestment of
 dividends and/or capital
 gains distribution:
 Class A  ............    4,659,208     7,718,525    17,504,459   2,334,666
 Class Y  ............       44,921       258,999        38,631       7,370
Shares redeemed:
 Class A  ............  (15,509,353)  (13,716,661)  (14,780,542)(23,624,041)
 Class Y  ............     (388,283)     (677,004)     (161,934)    (15,088)
                         ----------    ----------    ----------  ----------
Increase (decrease) in
 outstanding capital
 shares:
 Class A  ............   (4,385,021)   10,135,435    10,733,442   6,138,170
 Class Y  ............    1,438,982       880,478       256,400     132,164
                         ----------    ----------    ----------  ----------
   Total for Fund ....   (2,946,039)   11,015,913    10,989,842   6,270,334
                         ==========    ==========    ==========  ==========
Value issued from sale
 of shares:
 Class A  ............  $39,560,061  $509,911,318  $ 64,177,016$676,558,274
 Class Y  ............   10,740,902    40,986,800     3,050,529   3,450,514
Value issued from
 reinvestment of
 dividends and/or capital
 gains distribution:
 Class A  ............   28,366,563   250,527,856   133,871,990  55,192,015
 Class Y  ............      272,967     8,403,907       295,689     174,465
Value redeemed:
 Class A  ............  (94,554,914) (435,082,498) (118,996,801)(585,325,217)
 Class Y  ............   (2,378,419)  (21,330,103)   (1,329,538)   (370,784)
                       ------------  ------------  ------------------------
Increase (decrease) in
 outstanding capital:
 Class A  ............  (26,628,290)  325,356,676    79,052,205 146,425,072
 Class Y  ............    8,635,450    28,060,604     2,016,680   3,254,195
                       ------------  ------------  ------------------------
   Total for Fund .... $(17,992,840) $353,417,280  $ 81,068,885$149,679,267
                       ============  ============  ========================

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
United Funds, Inc.:


We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of United Bond Fund, United Income Fund, United Accumulative Fund, and United Science & Technology Fund (collectively the "Funds"), comprising United Funds, Inc., as of December 31, 1997, and the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective Funds comprising United Funds, Inc. as of December 31, 1997, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.




Deloitte & Touche LLP
Kansas City, Missouri
February 6, 1998

                             REGISTRATION STATEMENT


                                     PART C

                               OTHER INFORMATION


24.  Financial Statements and Exhibits
     ---------------------------------

(a)  Financial Statements -- United Funds, Inc.

     Included in Part B:
     -------------------

     As of December 31, 1997
          Statement of Assets and Liabilities

     For the year ended December 31, 1997
          Statements of Operations

     For each of the two years in the period ended December 31, 1997
          Statement of Changes in Net Assets

     Schedule I -- Investment Securities as of December 31, 1997

     Report of Independent Accountants

     Included in Part C:
     -------------------

     Financial Data Schedule

     Other schedules prescribed by Regulation S-X are not filed because the required matter is not present or is insignificant.

(b)  Exhibits:

     (1) Articles of Incorporation, as amended, filed April 18, 1995 as EX-99.B1-charter to the Post-Effective Amendment No. 117 to the Registration Statement on Form N-1A*

          Articles Supplementary as proposed, filed April 18, 1995 as EX-99.B1-ufartsup to the Post-Effective Amendment No. 117 to the Registration Statement on Form N-1A*

     (2) Bylaws, as amended, filed March 26, 1997 as EX-99.B2-ufbylaw to Post-Effective Amendment No. 119 to the Registration Statement on Form N-1A*

     (3)  Not applicable

     (4) Article FIFTH and Article SEVENTH of the Articles of Incorporation, as amended, filed April 18, 1995 as EX-99.B1-charter to the Post-effective Amendment No. 117 to the Registration Statement on Form N-1A*; Article I, Article IV and Article VII of the Bylaws, as amended, filed March 26, 1997 as EX-99.B2-ufbylaw to Post-Effective Amendment No. 119 to the Registration Statement on Form N-1A*

     (5) Investment Management Agreement filed September 30, 1994 as EX-99.B5-UFIMA to Post-Effective Amendment No. 116 to the Registration Statement on Form N-1A*

          Assignment of the Investment Management Agreements filed March 28, 1996 as EX-99.B5-ufassign to the Post-Effective Amendment No. 118 to the Registration Statement on Form N-1A*

     (6) Underwriting Agreement, dated February 8, 1995, filed April 18, 1995 as EX-99.B6-ufua to the Post-Effective Amendment No. 117 to the Registration Statement on Form N-1A*

     (7)  Not applicable

     (8) Custodian Agreement, as amended, filed May 30, 1997 as EX-99.B8-ufca to Post-Effective Amendment No. 120 to the Registration Statement on Form N-1A*

     (9)  Shareholder Servicing Agreement, attached hereto as EX-99.B9-ufssa

          Fund Class A application, as amended, filed May 30, 1997 as EX-99.B9-ufappca to Post-Effective Amendment No. 120 to the Registration Statement on Form N-1A*

          Fund Class Y application filed April 18, 1995 as EX-99.B9-ufappcy to the Post-Effective Amendment No. 117 to the Registration Statement on Form N-1A*

          Fund NAV application filed April 18, 1995 as EX-99.B9-ufappnav to the Post-Effective Amendment No. 117 to the Registration Statement on Form N-1A*

          Accounting Services Agreement filed April 18, 1995 as EX-99.B9-ufasa to the Post-Effective Amendment No. 117 to the Registration Statement on Form N-1A*

          Service Agreement filed August 11, 1993 as Exhibit (b)(15) to Post-Effective Amendment No. 114 to the Registration Statement on Form N-1A*

          Amendment to Service Agreement filed April 18, 1995 as EX-99.B9-ufsaa to the Post-Effective Amendment No. 117 to the Registration Statement on Form N-1A*

          Class Y Letter of Understanding filed March 28, 1996 as EX-99.B9-uflou to the Post-Effective Amendment No. 118 to the Registration Statement on Form N-1A*

     (10) Not applicable

     (11) 1. Consent of Deloitte & Touche LLP, Independent Accountants, attached hereto as EX-99.B11-ufconsnt

     (12) Not applicable

     (13) Not applicable

     (14) 1. Qualified Retirement Plan and Trust-Defined Contribution Basic Plan Document filed December 16, 1994 as EX-99.B14-1-03bpd to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of United Asset Strategy Fund, Inc.*
           2. Qualified Retirement Plan-Summary Plan Description filed December 16, 1994 as EX-99.B14-2-03spd to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of United Asset Strategy Fund, Inc.*
           3. Employer Contribution 403(b)-Adoption Agreement filed December 16, 1994 as EX-99.B14-3-403baa to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of United Asset Strategy Fund, Inc.*
           4. IRC Section 457 Deferred Compensation Plan-Adoption Agreement filed December 16, 1994 as EX-99.B14-4-457aa to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of United Asset Strategy Fund, Inc.*
           5. IRC Section 457-Deferred Compensation Specimen Plan Document filed December 16, 1994 as EX-99.B14-5-457bpd to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of United Asset Strategy Fund, Inc.*
           6. National Nonstandardized 401(k)Profit Sharing Plan-Adoption Agreement filed December 16, 1994 as EX-99.B14-6-ns401aa to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of United Asset Strategy Fund, Inc.*
           7. 401(k) Nonstandardized Profit Sharing Plan-Summary Plan Description filed December 16, 1994 as EX-99.B14-7-ns401gs to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of United Asset Strategy Fund, Inc.*
           8. National Nonstandardized Money Purchase Pension Plan-Adoption Agreement filed December 16, 1994 as EX-99.B14-8-nsmppaa to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of United Asset Strategy Fund, Inc.*
           9. National Nonstandardized Profit Sharing Plan-Adoption Agreement filed December 16, 1994 as EX-99.B14-9-nspspaa to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of United Asset Strategy Fund, Inc.*
          10. Standardized 401(k) Profit sharing Plan-Adoption Agreement filed December 16, 1994 as EX-99.B14-10-s401aa to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of United Asset Strategy Fund, Inc.*
          11. 401(k) Standardized Profit Sharing Plan-Summary Plan Description filed December 16, 1994 as EX-99.B14-11-s401gis to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of United Asset Strategy Fund, Inc.*
          12. Universal Simplified Employee Pension Plan-Adoption Agreement filed December 16, 1994 as EX-99.B14-12-sepaa to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of United Asset Strategy Fund, Inc.*
          13. Universal Simplified Employee Pension Plan-Basic Plan Document filed December 16, 1994 as EX-99.B14-13-sepbpd to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of United Asset Strategy Fund, Inc.*

          14. National Standardized Money Purchase Pension Plan-Adoption Agreement filed December 16, 1994 as EX-99.B14-14-smppaa to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of United Asset Strategy Fund, Inc.*
          15. Standardized Money Purchase pension Plan-Summary Plan Description filed December 16, 1994 as EX-99.B14-15-smppgis to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of United Asset Strategy Fund, Inc.*
          16. Standardized Profit Sharing Plan-Adoption Agreement filed December 16, 1994 as EX-99.B14-16-spspaa to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of United Asset Strategy Fund, Inc.*
          17. Standardized Profit Sharing Plan-summary Plan Description field December 16, 1994 as EX-99.B14-17-spspgis to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of United Asset Strategy Fund, Inc.*
          18. 403(b)(7) Tax-sheltered Custodial Account Agreement filed December 16, 1994 as EX-99.B14-18-tsa to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of United Asset Strategy Fund, Inc.*
          19. Title I 403(b) Plan Document filed December 16, 1994 as EX-99.B14-19-ttllpbd to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of United Asset Strategy Fund, Inc.*
          20. Simple IRA Plan Document, as amended, filed December 29, 1997 as EX-99.B14-20-simple to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A of United Asset Strategy Fund, Inc.*
          21. Individual Retirement Plan filed March 26, 1997 as EX-99.B14-21-crp00005 to Post-Effective Amendment No. 119 to the Registration Statement on Form N-1A*
          22. Retirement Plan Distribution/Withdrawal Document filed May 16, 1997 as EX-99.B14-22-crp1665 to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A* of Waddell & Reed Funds, Inc.
          23. Special Tax Notice Regarding Plan Payments filed May 16, 1997 as EX-99.B14-23-crp1666 to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A* of Waddell & Reed Funds, Inc.
          24. Waiver of Joint and Survivor Annuity filed May 16, 1997 as EX-99.B14-24-crp1667 to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A* of Waddell & Reed Funds, Inc.
          25. Spousal Consent on Early Distribution filed May 16, 1997 as EX-99.B14-25-crp1668 to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A* of Waddell & Reed Funds, Inc.
          26. Consent to Lump Sum Distribution filed May 16, 1997 as EX-99.B14-26-crp1669 to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A* of Waddell & Reed Funds, Inc.
          27. Transfer Amendment to Basic Plan Document filed December 29, 1997 as EX-99.B14-27-asamend to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A of United Asset Strategy Fund, Inc.*

     (15) Service Plan, as restated, filed April 18, 1995 as EX-99.B15-ufspca to the Post-Effective Amendment No. 117 to the Registration Statement on Form N-1A*

     (16) Computation of average annual total return performance quotations (for Class A shares) filed by EDGAR August 11, 1993 as Exhibit (b)(16) to Post Effective Amendment No. 114 to the Registration Statement on Form N-1A*

          Computation of average annual total return performance quotations (for Class Y shares) filed March 26, 1997 as EX-99.B16-ufaatrpq to Post-Effective Amendment No. 119 to the Registration Statement on Form N-1A*

          Computation of yield performance quotation (for Class A shares) filed March 28, 1996 as EX-99.B16-ufyield to Post-Effective Amendment No. 118 to the Registration Statement on Form N-1A*

          Computation of yield performance quotation (for Class Y shares) filed March 26, 1997 as EX-99.B16-ufyieldy to Post-Effective Amendment No. 119 to the Registration Statement on Form N-1A*

     (17) Financial Data Schedules attached hereto as EX-27.B17-uffds1, EX-27.B17-uffds2, EX-27.B17-uffds3, EX-27.B17-uffds4

     (18) Multiple Class Plan filed March 28, 1996 as EX-99.B18-ufmcp to Post-Effective Amendment No. 118 to the Registration Statement on Form N-1A*

25.  Persons Controlled by or under common control with Registrant
     -------------------------------------------------------------

     None

26.  Number of Holders of Securities
     -------------------------------

                                        Number of Record Holders as of
     Title of Class                           February 28, 1998
     --------------                     ------------------------------
     Class A Capital Stock                         479,017
     Class Y Capital Stock                          1,252

27.  Indemnification
     ---------------

     Reference is made to Article SEVENTH paragraph 6(b) through 6(f) of the Articles of Incorporation, as amended, filed April 18, 1995 as EX-99.B1-charter to the Post-Effective Amendment No. 117 to the Registration Statement on Form N-1A*; and to Article IV of the Underwriting Agreement filed April 18, 1995 as EX-99.B6-ufua to Post-Effective Amendment No. 117 to the Registration Statement on Form N-1A*, both of which provide indemnification. Also refer to Section 2-418 of the Maryland General Corporation Law regarding indemnification of directors, officers, employees and agents.

28.  Business and Other Connections of Investment Manager
     ----------------------------------------------------

     Waddell & Reed Investment Management Company is the investment manager of the Registrant. Under the terms of an Investment Management Agreement between Waddell & Reed, Inc. and the Registrant, Waddell & Reed, Inc. is to provide investment management services to the Registrant. Waddell & Reed, Inc. assigned its investment management duties under this agreement to Waddell & Reed Investment Management Company on January 8, 1992. Waddell & Reed Investment Management Company is not engaged in any business other than the provision of investment management services to those registered investment companies described in Part A and Part B of this Post-Effective Amendment.

     Each director and executive officer of Waddell & Reed Investment Management Company has had as his sole business, profession, vocation or employment during the past two years only his duties as an executive officer and/or employee of Waddell & Reed Investment Management Company or its predecessors, except as to persons who are directors and/or officers of the Registrant and have served in the capacities shown in the Statement of Additional Information of the Registrant, and except for Mr. Ronald K. Richey. Mr. Richey is Chairman of the Board and Chief Executive Officer of Torchmark Corporation, the parent company of Waddell & Reed, Inc. Mr. Richey's address is 2001 Third Avenue South, Birmingham, Alabama 35233.
     The address of the others is 6300 Lamar Avenue, Shawnee Mission, Kansas 66202-4200.

     As to each director and officer of Waddell & Reed Investment Management Company, reference is made to the Prospectus and SAI of this Registrant.

29.  Principal Underwriter
     ---------------------

     (a) Waddell & Reed, Inc. is the principal underwriter of the Registrant. It is also the principal underwriter to the following investment companies:

          United International Growth Fund, Inc.
          United Continental Income Fund, Inc.
          United Vanguard Fund, Inc.
          United Retirement Shares, Inc.
          United Municipal Bond Fund, Inc.
          United High Income Fund, Inc.
          United Cash Management, Inc.
          United Government Securities Fund, Inc.
          United New Concepts Fund, Inc.
          United Gold & Government Fund, Inc.
          United Municipal High Income Fund, Inc.
          United High Income Fund II, Inc.
          United Asset Strategy Fund, Inc.
          Advantage I
          Advantage II
          Advantage Plus
          Waddell & Reed Funds, Inc.

     (b) The information contained in the underwriter's application on form BD, under the Securities Exchange Act of 1934, is herein incorporated by reference.

     (c) No compensation was paid by the Registrant to any principal underwriter who is not an affiliated person of the Registrant or any affiliated person of such affiliated person.

30.  Location of Accounts and Records
     --------------------------------

     The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act and rules promulgated thereunder are under the possession of Mr. Robert L. Hechler and Ms. Sharon K. Pappas, as officers of the Registrant, each of whose business address is Post Office Box 29217, Shawnee Mission, Kansas 66201-9217.

31.  Management Services
     -------------------

     There is no service contract other than as discussed in Part A and B of this Post-Effective Amendment and as listed in response to Item (b)(9) and Item (b)(15) hereof.

32.  Undertaking
     -----------

     (a)  Not applicable
     (b)  Not applicable
     (c) The Fund agrees to furnish to each person to whom a prospectus is delivered a copy of the Fund's latest annual report to shareholders upon request and without charge.
     (d) To the extent that Section 16(c) of the Investment Company Act of 1940, as amended, applies to the Fund, the Fund agrees, if requested in writing by the shareholders of record of not less than 10% of the Fund's outstanding shares, to call a meeting of the shareholders of the Fund for the purpose of voting upon the question of removal of any director and to assist in communications with other shareholders as required by Section 16(c).

---------------------------------
*Incorporated herein by reference

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule 485(b) of the Securities Act of 1933, and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Overland Park, and State of Kansas, on the 27th day of March, 1998.




                               UNITED FUNDS, INC.

                                  (Registrant)

                            By /s/ Keith A. Tucker*
                            ------------------------
                           Keith A. Tucker, President

     Pursuant to the requirements of the Securities Act of 1933, and/or the Investment Company Act of 1940, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the date indicated.

     Signatures                    Title
     ----------                    -----

/s/Ronald K. Richey*          Chairman of the Board         March 27, 1998
----------------------                                      ------------------
Ronald K. Richey


/s/Keith A. Tucker*           President and Director        March 27, 1998
----------------------        (Principal Executive          ------------------
Keith A. Tucker               Officer)


/s/Theodore W. Howard*        Vice President,               March 27, 1998
----------------------        Treasurer and Principal       ------------------
Theodore W. Howard            Accounting Officer


/s/Robert L. Hechler*         Vice President and            March 27, 1998
----------------------        Principal Financial           ------------------
Robert L. Hechler             Officer


/s/Henry L. Bellmon*          Director                      March 27, 1998
----------------------                                      ------------------
Henry L. Bellmon


/s/James M. Concannon*        Director                      March 27, 1998
---------------------                                       ------------------
James M. Concannon


/s/John A. Dillingham*        Director                      March 27, 1998
--------------------                                        ------------------
John A. Dillingham


/s/Linda Graves*              Director                      March 27, 1998
--------------------                                        ------------------
Linda Graves


/s/John F. Hayes*             Director                      March 27, 1998
-------------------                                         ------------------
John F. Hayes


                              Director
-------------------                                         ------------------
Glendon E. Johnson


/s/William T. Morgan*         Director                      March 27, 1998
-------------------                                         ------------------
William T. Morgan


/s/William L. Rogers*         Director                      March 27, 1998
-------------------                                         ------------------
William L. Rogers


/s/Frank J. Ross, Jr.*        Director                      March 27, 1998
-------------------                                         ------------------
Frank J. Ross, Jr.


/s/Eleanor B. Schwartz        Director                      March 27, 1998
--------------------                                        ------------------
Eleanor B. Schwartz


/s/Frederick Vogel III*       Director                      March 27, 1998
-------------------                                         ------------------
Frederick Vogel III


/s/Paul S. Wise*              Director                      March 27, 1998
-------------------                                         ------------------
Paul S. Wise


*By
    Sharon K. Pappas
    Attorney-in-Fact

ATTEST:
   Kristen Richards
   Assistant Secretary